Exhibit 10.2
COINBASE GLOBAL, INC.
AMENDED AND RESTATED 2013 STOCK PLAN
(ASSUMED BY COINBASE GLOBAL, INC. EFFECTIVE APRIL 7TH, 2014, AMENDED AND RESTATED EFFECTIVE AUGUST 3, 2018 AND AMENDED EFFECTIVE OCTOBER 25, 2018)
1.Purposes of the Plan. The purposes of this Plan, which Plan is Amended and Restated effective as of August 3, 2018 (the “Restatement Date”) as set forth herein, are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees and Consultants, and to promote the success of the Company’s business. Options granted under the Plan may be Incentive Stock Options or Nonstatutory Stock Options, as determined by the Administrator at the time of grant of an Option and subject to the applicable provisions of Section 422 of the Code and the regulations promulgated thereunder. Restricted Stock may also be granted under the Plan.
2.Definitions. As used herein, the following definitions shall apply:
(a)“Administrator” means the Board or a Committee.
(b)“Affiliate” means (i) an entity other than a Subsidiary which, together with the Company, is under common control of a third person or entity and (ii) an entity other than a Subsidiary in which the Company and /or one or more Subsidiaries own a controlling interest.
(c)“Applicable Laws” means all applicable laws, rules, regulations and requirements, including, but not limited to, all applicable U.S. federal or state laws, any Stock Exchange rules or regulations, and the applicable laws, rules or regulations of any other country or jurisdiction where Options or Restricted Stock are granted under the Plan or Participants reside or provide services, as such laws, rules, and regulations shall be in effect from time to time.
(d)“Award” means any award of an Option or Restricted Stock under the Plan.
(e)“Board” means the Board of Directors of the Company.
(f)“California Participant” means a Participant whose Award is issued in reliance on Section 25102(o) of the California Corporations Code.
(g)“Cashless Exercise” means a program approved by the Administrator in which payment of the Option exercise price or tax withholding obligations or other required deductions may be satisfied, in whole or in part, with Shares subject to the Option, including by delivery of an irrevocable direction to a securities broker (on a form prescribed by the Company) to sell Shares and to deliver all or part of the sale proceeds to the Company in payment of such amount.
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(h)“Cause” for termination of a Participant’s Continuous Service Status will exist (unless another definition is provided in an applicable Option Agreement, Restricted Stock Purchase Agreement, employment agreement or other applicable written agreement) if the Participant’s Continuous Service Status is terminated for any of the following reasons: (i) any material breach by Participant of any material written agreement between Participant and the Company and Participant’s failure to cure such breach within 30 days after receiving written notice thereof; (ii) any failure by Participant to comply with the Company’s material written policies or rules as they may be in effect from time to time; (iii) neglect or persistent unsatisfactory performance of Participant’s duties and Participant’s failure to cure such condition within 30 days after receiving written notice thereof; (iv) Participant’s repeated failure to follow reasonable and lawful instructions from the Board or Chief Executive Officer and Participant’s failure to cure such condition within 30 days after receiving written notice thereof; (v) Participant’s conviction of, or plea of guilty or nolo contendre to, any felony or crime that results in, or is reasonably expected to result in, a material adverse effect on the business or reputation of the Company; (vi) Participant’s commission of or participation in an act of fraud against the Company; (vii) Participant’s intentional material damage to the Company’s business, property or reputation; or (viii) Participant’s unauthorized use or disclosure of any proprietary information or trade secrets of the Company or any other party to whom the Participant owes an obligation of nondisclosure as a result of his or her relationship with the Company. For purposes of clarity, a termination without “Cause” does not include any termination that occurs as a result of Participant’s death or Disability. The determination as to whether a Participant’s Continuous Service Status has been terminated for Cause shall be made in good faith by the Company and shall be final and binding on the Participant. The foregoing definition does not in any way limit the Company’s ability to terminate a Participant’s employment or consulting relationship at any time, and the term “Company” will be interpreted to include any Subsidiary, Parent, Affiliate, or any successor thereto, if appropriate.
(i)“Change of Control” means (i) a sale of all or substantially all of the Company’s assets other than to an Excluded Entity (as defined below), (ii) a merger, consolidation or other capital reorganization or business combination transaction of the Company with or into another corporation, limited liability company or other entity other than an Excluded Entity, or (iii) the consummation of a transaction, or series of related transactions, in which any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the “beneficial owner” (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of all of the Company’s then outstanding voting securities.
Notwithstanding the foregoing, a transaction shall not constitute a Change of Control if its purpose is to (A) change the jurisdiction of the Company’s incorporation, (B) create a holding company that will be owned in substantially the same proportions by the persons who hold the Company’s securities immediately before such transaction, or (C) obtain funding for the Company in a financing that is approved by the Company’s Board. An “Excluded Entity” means a corporation or other entity of which the holders of voting capital stock of the Company outstanding immediately prior to such transaction are the direct or indirect holders of voting securities representing at least a majority of the votes entitled to be cast by all of such corporation’s or other entity’s voting securities outstanding immediately after such transaction.
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(j)“Code” means the Internal Revenue Code of 1986, as amended.
(k)“Committee” means one or more committees or subcommittees of the Board consisting of two (2) or more Directors (or such lesser or greater number of Directors as shall constitute the minimum number permitted by Applicable Laws to establish a committee or sub-committee of the Board) appointed by the Board to administer the Plan in accordance with Section 4 below.
(l)“Common Stock” means the Company’s Class A Common Stock,$0.00001 par value per share (“Class A Common Stock”), or the Company’s Class B Common Stock, $0.00001 par value per share (“Class B Common Stock”), in each case as adjusted pursuant to Section 10 below.
(m)“Company” means Coinbase Global, Inc., a Delaware corporation. This Plan was originally adopted by Coinbase, Inc., a Delaware corporation (“Coinbase”). Effective as of April 7, 2014, Coinbase became a wholly-owned subsidiary of the Company and the Company assumed the Plan and any outstanding Awards granted under the Plan.
(n)“Consultant” means any person or entity, including an advisor but not an Employee, that renders, or has rendered, services to the Company, or any Parent, Subsidiary or Affiliate and is compensated for such services, and any Director whether compensated for such services or not.
(o)“Continuous Service Status” means the absence of any interruption or termination of service as an Employee or Consultant. Continuous Service Status as an Employee or Consultant shall not be considered interrupted or terminated in the case of: (i) Company approved sick leave; (ii) military leave; (iii) any other bona fide leave of absence approved by the Company, provided that, if an Employee is holding an Incentive Stock Option and such leave exceeds 3 months, such Employee’s service as an Employee shall be deemed terminated on the 1st day following such 3-month period and the Incentive Stock Option shall thereafter automatically become a Nonstatutory Stock Option in accordance with Applicable Laws, unless reemployment upon the expiration of such leave is guaranteed by contract or statute, or unless provided otherwise pursuant to a written Company policy. Also, Continuous Service Status as an Employee or Consultant shall not be considered interrupted or terminated in the case of a transfer between locations of the Company or between the Company, its Parents, Subsidiaries or Affiliates, or their respective successors, or a change in status from an Employee to a Consultant or from a Consultant to an Employee.
(p)“Director” means a member of the Board.
(q)“Disability” means “disability” within the meaning of Section 22(e)(3) of the Code.
(r)“Employee” means any person employed by the Company, or any Parent, Subsidiary or Affiliate, with the status of employment determined pursuant to such factors as are deemed appropriate by the Company in its sole discretion, subject to any requirements of
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Applicable Laws, including the Code. The payment by the Company of a director’s fee shall not be sufficient to constitute “employment” of such director by the Company or any Parent, Subsidiary or Affiliate.
(s)“Exchange Act” means the Securities Exchange Act of 1934, as amended.
(t)“Fair Market Value” means, as of any date, the per share fair market value of the Class A Common Stock, as determined by the Administrator in good faith on such basis as it deems appropriate and applied consistently with respect to Participants. Whenever possible, the determination of Fair Market Value shall be based upon the per share closing price for the Shares as reported in The Wall Street Journal for the applicable date.
(u)“Family Members” means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in- law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law (including adoptive relationships) of the Participant, any person sharing the Participant’s household (other than a tenant or employee), a trust in which these persons (or the Participant) have more than 50% of the beneficial interest, a foundation in which these persons (or the Participant) control the management of assets, and any other entity in which these persons (or the Participant) own more than 50% of the voting interests.
(v)“Incentive Stock Option” means an Option intended to, and which does, in fact, qualify as an incentive stock option within the meaning of Section 422 of the Code.
(w)“Involuntary Termination” means (unless another definition is provided in the applicable Option Agreement, Restricted Stock Purchase Agreement, employment agreement or other applicable written agreement) the termination of a Participant’s Continuous Service Status other than for (i) death, (ii) Disability or (iii) for Cause by the Company or a Parent, Subsidiary, Affiliate or successor thereto, as appropriate.
(x)“Listed Security” means any security of the Company that is listed or approved for listing on a national securities exchange or designated or approved for designation as a national market system security on an interdealer quotation system by the Financial Industry Regulatory Authority (or any successor thereto).
(y)“Nonstatutory Stock Option” means an Option that is not intended to, or does not, in fact, qualify as an Incentive Stock Option.
(z)“Option” means a stock option granted pursuant to the Plan.
(aa)“Option Agreement” means a written or electronic document, the form(s) of which shall be approved from time to time by the Administrator, reflecting the terms of an Option granted under the Plan and includes any documents attached to or incorporated into such Option Agreement, including, but not limited to, a notice of stock option grant and a form of exercise notice (which may be electronic).
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(bb)“Option Exchange Program” means a program approved by the Administrator whereby outstanding Options (i) are exchanged for Options with a lower exercise price, Restricted Stock, cash or other property or (ii) are amended to decrease the exercise price as a result of a decline in the Fair Market Value.
(cc)“Optioned Stock” means Shares that are subject to an Option or that were issued pursuant to the exercise of an Option.
(dd)“Optionee” means an Employee or Consultant who receives an Option.
(ee)“Parent” means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if, at the time of grant of the Award, each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Parent on a date after the adoption of the Plan shall be considered a Parent commencing as of such date.
(ff)“Participant” means any holder of one or more Awards or Shares issued pursuant to an Award.
(gg)“Plan” means this Coinbase, Inc., Amended and Restated 2013 Stock Plan.
(hh)“Restricted Stock” means Shares acquired pursuant to a right to purchase or receive Common Stock granted pursuant to Section 8 below.
(ii)“Restricted Stock Purchase Agreement” means a written or electronic document, the form(s) of which shall be approved from time to time by the Administrator, reflecting the terms of Restricted Stock granted under the Plan and includes any documents attached to such agreement.
(jj)“Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act, as amended from time to time, or any successor provision.
(kk)“Share” means a share of Class A Common Stock, as adjusted in accordance with Section 10 below.
(ll)“Stock Exchange” means any stock exchange or consolidated stock price reporting system on which prices for the Common Stock are quoted at any given time.
(mm)“Subsidiary” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of grant of the Award, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.
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(nn)“Ten Percent Holder” means a person who owns stock representing more than 10% of the voting power of all classes of stock of the Company or any Parent or Subsidiary measured as of an Award’s date of grant.
3.Stock Subject to the Plan. Subject to the provisions of Section 10 below, the maximum aggregate number of Shares that may be issued under the Plan is 9,293,956 Shares, all of which Shares may be issued under the Plan pursuant to Incentive Stock Options. The Shares issued under the Plan may be authorized, but unissued, or reacquired Shares. If an Award should expire or become unexercisable for any reason without having been exercised in full, or is surrendered pursuant to an Option Exchange Program, the unpurchased Shares that were subject thereto shall, unless the Plan shall have been terminated, become available for future grant under the Plan. In addition, any Shares which are retained by the Company upon exercise of an Award in order to satisfy the exercise or purchase price for such Award or any withholding taxes due with respect to such Award shall be treated as not issued and shall continue to be available under the Plan and Shares issued under the Plan and later forfeited to the Company due to the failure to vest or repurchased by the Company at the original purchase price paid to the Company for the Shares (including, without limitation, upon forfeiture to or repurchase by the Company in connection with the termination of a Participant’s Continuous Service Status) shall again be available for future grant under the Plan. As of and following the Restatement Date, to the extent the shares issuable under an Award under the Plan was for Class B Common Stock and those shares are forfeited or repurchased or otherwise would become available for issuance again under this Section 3, the shares of Common Stock to be issued under the Plan thereafter shall be shares of Class A Common Stock.
4.Administration of the Plan.
(a)General. The Plan shall be administered by the Board, a Committee appointed by the Board, or any combination thereof, as determined by the Board. The Plan may be administered by different administrative bodies with respect to different classes of Participants and, if permitted by Applicable Laws, the Board may authorize one or more officers of the Company to make Awards under the Plan to Employees and Consultants (who are not subject to Section 16 of the Exchange Act) within parameters specified by the Board.
(b)Committee Composition. If a Committee has been appointed pursuant to this Section 4, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of any Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies (however caused) and dissolve a Committee and thereafter directly administer the Plan, all to the extent permitted by Applicable Laws and, in the case of a Committee administering the Plan in accordance with the requirements of Rule 16b-3 or Section 162(m) of the Code, to the extent permitted or required by such provisions.
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(c)Powers of the Administrator. Subject to the provisions of the Plan and, in the case of a Committee, the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its sole discretion:
(i)to determine the Fair Market Value in accordance with Section 2(t) above, provided that such determination shall be applied consistently with respect to Participants under the Plan;
(ii)to select the Employees and Consultants to whom Awards may from time to time be granted;
(iii)to determine the number of Shares to be covered by each Award;
(iv)to approve the form(s) of agreement(s) and other related documents used under the Plan;
(v)to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder, which terms and conditions include but are not limited to the exercise or purchase price, the time or times when Awards may vest and/or be exercised (which may be based on performance criteria), the circumstances (if any) when vesting will be accelerated or forfeiture restrictions will be waived, and any restriction or limitation regarding any Award, Optioned Stock, or Restricted Stock;
(vi)to amend any outstanding Award or agreement related to any Optioned Stock or Restricted Stock, including any amendment adjusting vesting (e.g., in connection with a change in the terms or conditions under which such person is providing services to the Company), provided that no amendment shall be made that would materially and adversely affect the rights of any Participant without his or her consent;
(vii)to determine whether and under what circumstances an Option may be settled in cash under Section 7(c)(iii) below instead of Common Stock;
(viii)subject to Applicable Laws, to implement an Option Exchange Program and establish the terms and conditions of such Option Exchange Program without consent of the holders of capital stock of the Company, provided that no amendment or adjustment to an Option that would materially and adversely affect the rights of any Participant shall be made without his or her consent;
(ix)to approve addenda pursuant to Section 15 below or to grant Awards to, or to modify the terms of, any outstanding Option Agreement or Restricted Stock Purchase Agreement or any agreement related to any Optioned Stock or Restricted Stock held by Participants who are foreign nationals or employed outside of the United States with such terms and conditions as the Administrator deems necessary or appropriate to accommodate differences
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in local law, tax policy or custom which deviate from the terms and conditions set forth in this Plan to the extent necessary or appropriate to accommodate such differences; and
(x)to construe and interpret the terms of the Plan, any Option Agreement or Restricted Stock Purchase Agreement, and any agreement related to any Optioned Stock or Restricted Stock, which constructions, interpretations and decisions shall be final and binding on all Participants.
(d)Indemnification. To the maximum extent permitted by Applicable Laws, each member of the Committee (including officers of the Company, if applicable), or of the Board, as applicable, shall be indemnified and held harmless by the Company against and from (i) any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan or pursuant to the terms and conditions of any Award except for actions taken in bad faith or failures to act in bad faith, and (ii) any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such claim, action, suit, or proceeding against him or her, provided that such member shall give the Company an opportunity, at its own expense, to handle and defend any such claim, action, suit or proceeding before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s Certificate of Incorporation or Bylaws, by contract, as a matter of law, or otherwise, or under any other power that the Company may have to indemnify or hold harmless each such person.
5.Eligibility.
(a)Recipients of Grants. Nonstatutory Stock Options and Restricted Stock may be granted to Employees and Consultants. Incentive Stock Options may be granted only to Employees, provided that Employees of Affiliates shall not be eligible to receive Incentive Stock Options.
(b)Type of Option. Each Option shall be designated in the Option Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option.
(c)ISO $100,000 Limitation. Notwithstanding any designation under Section 5(b) above, to the extent that the aggregate Fair Market Value of Shares with respect to which options designated as incentive stock options are exercisable for the first time by any Optionee during any calendar year (under all plans of the Company or any Parent or Subsidiary) exceeds $100,000, such excess options shall be treated as nonstatutory stock options. For purposes of this Section 5(c), incentive stock options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares subject to an incentive stock option shall be determined as of the date of the grant of such option.
(d)No Employment Rights. Neither the Plan nor any Award shall confer upon any Employee or Consultant any right with respect to continuation of an employment or
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consulting relationship with the Company (any Parent, Subsidiary or Affiliate), nor shall it interfere in any way with such Employee’s or Consultant’s right or the Company’s (Parent’s, Subsidiary’s or Affiliate’s) right to terminate his or her employment or consulting relationship at any time, with or without cause.
6.Term of Plan. The Plan shall become effective upon its adoption by the Board and shall continue in effect for a term of 10 years unless sooner terminated under Section 14 below.
7.Options.
(a)Term of Option. The term of each Option shall be the term stated in the Option Agreement; provided that the term shall be no more than 10 years from the date of grant thereof or such shorter term as may be provided in the Option Agreement and provided further that, in the case of an Incentive Stock Option granted to a person who at the time of such grant is a Ten Percent Holder, the term of the Option shall be 5 years from the date of grant thereof or such shorter term as may be provided in the Option Agreement.
(b)Option Exercise Price and Consideration.
(i)Exercise Price. The per Share exercise price for the Shares to be issued pursuant to the exercise of an Option shall be such price as is determined by the Administrator and set forth in the Option Agreement, but shall be subject to the following:
(1)In the case of an Incentive Stock Option
a.granted to an Employee who at the time of grant is a Ten Percent Holder, the per Share exercise price shall be no less than 110% of the Fair Market Value on the date of grant;
b.granted to any other Employee, the per Share exercise price shall be no less than 100% of the Fair Market Value on the date of grant;
(2)Except as provided in subsection (3) below, in the case of a Nonstatutory Stock Option the per Share exercise price shall be such price as is determined by the Administrator, provided that, if the per Share exercise price is less than 100% of the Fair Market Value on the date of grant, it shall otherwise comply with all Applicable Laws, including Section 409A of the Code; and
(3)Notwithstanding the foregoing, Options may be granted with a per Share exercise price other than as required above pursuant to a merger or other corporate transaction.
(ii)Permissible Consideration. The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option and to the extent required by Applicable Laws, shall be determined at the time of grant) and may consist entirely
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of (1) cash; (2) check; (3) to the extent permitted under, and in accordance with, Applicable Laws, delivery of a promissory note with such recourse, interest, security and redemption provisions as the Administrator determines to be appropriate (subject to the provisions of Section152 of the General Corporation Law); (4) cancellation of indebtedness; (5) other previously owned shares of Common Stock that have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which the Option is exercised; (6) a Cashless Exercise; (7) such other consideration and method of payment permitted under Applicable Laws; or (8) any combination of the foregoing methods of payment. In making its determination as to the type of consideration to accept, the Administrator shall consider if acceptance of such consideration may be reasonably expected to benefit the Company and the Administrator may, in its sole discretion, refuse to accept a particular form of consideration at the time of any Option exercise.
(c)Exercise of Option.
(i)General.
(1)Exercisability. Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Administrator,consistent with the terms of the Plan and reflected in the Option Agreement, including vesting requirements and/or performance criteria with respect to the Company, and Parent, Subsidiary or Affiliate, and/or the Optionee.
(2)Leave of Absence. The Administrator shall have the discretion to determine whether and to what extent the vesting of Options shall be tolled during any leave of absence; provided, however, that in the absence of such determination, vesting of Options shall be tolled during any leave (unless otherwise required by Applicable Laws). Notwithstanding the foregoing, in the event of military leave, vesting shall toll during any unpaid portion of such leave, provided that, upon an Optionee’s returning from military leave (under conditions that would entitle him or her to protection upon such return under the Uniform Services Employment and Reemployment Rights Act), he or she shall be given vesting credit with respect to Options to the same extent as would have applied had the Optionee continued to provide services to the Company (or any Parent, Subsidiary or Affiliate, if applicable) throughout the leave on the same terms as he or she was providing services immediately prior to such leave.
(3)Minimum Exercise Requirements. An Option may not be exercised for a fraction of a Share. The Administrator may require that an Option be exercised as to a minimum number of Shares, provided that such requirement shall not prevent an Optionee from exercising the full number of Shares as to which the Option is then exercisable.
(4)Procedures for and Results of Exercise. An Option shall be deemed exercised when written (or electronic) notice of such exercise has been received by the Company in accordance with the terms of the Option Agreement by the person entitled to exercise the Option and the Company has received full payment for the Shares with respect to which the Option is exercised and has paid, or made arrangements to satisfy, any applicable taxes, withholding, required deductions or other required payments in accordance with Section 9
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below. The exercise of an Option shall result in a decrease in the number of Shares that thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.
(5)Rights as Holder of Capital Stock. Until the issuance of the Shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a holder of capital stock shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock is issued, except as provided in Section 10 below.
(ii)Termination of Continuous Service Status. The Administrator shall establish and set forth in the applicable Option Agreement the terms and conditions upon which an Option shall remain exercisable, if at all, following termination of an Optionee’s Continuous Service Status, which provisions may be waived or modified by the Administrator at any time. To the extent that an Option Agreement does not specify the terms and conditions upon which an Option shall terminate upon termination of an Optionee’s Continuous Service Status, the following provisions shall apply:
(1)General Provisions. If the Optionee (or other person entitled to exercise the Option) does not exercise the Option to the extent so entitled within the time specified below, the Option shall terminate and the Optioned Stock underlying the unexercised portion of the Option shall revert to the Plan. In no event may any Option be exercised after the expiration of the Option term as set forth in the Option Agreement (and subject to this Section 7).
(2)Termination other than Upon Disability or Death or for Cause. In the event of termination of an Optionee’s Continuous Service Status other than under the circumstances set forth in the subsections (3) through (5) below, such Optionee may exercise any outstanding Option at any time within 3 month(s) following such termination to the extent the Optionee is vested in the Optioned Stock.
(3)Disability of Optionee. In the event of termination of an Optionee’s Continuous Service Status as a result of his or her Disability, such Optionee may exercise any outstanding Option at any time within 12 month(s) following such termination to the extent the Optionee is vested in the Optioned Stock.
(4)Death of Optionee. In the event of the death of an Optionee during the period of Continuous Service Status since the date of grant of any outstanding Option, or within 3 month(s) following termination of the Optionee’s Continuous Service Status, the Option may be exercised by any beneficiaries designated in accordance with Section 16 below, or if there are no such beneficiaries, by the Optionee’s estate, or by a person who acquired the right to exercise the Option by bequest or inheritance, at any time within 12
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month(s) following the date the Optionee’s Continuous Service Status terminated, but only to the extent the Optionee is vested in the Optioned Stock.
(5)Termination for Cause. In the event of termination of an Optionee’s Continuous Service Status for Cause, any outstanding Option (including any vested portion thereof) held by such Optionee shall immediately terminate in its entirety upon first notification to the Optionee of termination of the Optionee’s Continuous Service Status for Cause. If an Optionee’s Continuous Service Status is suspended pending an investigation of whether the Optionee’s Continuous Service Status will be terminated for Cause, all the Optionee’s rights under any Option, including the right to exercise the Option, shall be suspended during the investigation period. Nothing in this Section 7(c)(ii)(5) shall in any way limit the Company’s right to purchase unvested Shares issued upon exercise of an Option as set forth in the applicable Option Agreement.
(iii)Buyout Provisions. The Administrator may at any time offer to buy out for a payment in cash or shares an Option previously granted under the Plan based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time that such offer is made.
8.Restricted Stock.
(a)Rights to Purchase. When a right to purchase or receive Restricted Stock is granted under the Plan, the Company shall advise the recipient in writing of the terms,conditions and restrictions related to the offer, including the number of Shares that such person shall be entitled to purchase, the price to be paid, if any (which shall be as determined by the Administrator, subject to Applicable Laws, including any applicable securities laws), and the time within which such person must accept such offer. The permissible consideration for Restricted Stock shall be determined by the Administrator and shall be the same as is set forth in Section 7(b)(ii) above with respect to exercise of Options. The offer to purchase Shares shall be accepted by execution of a Restricted Stock Purchase Agreement in the form (which may be electronic) determined by the Administrator.
(b)Repurchase Option.
(i)General. Unless the Administrator determines otherwise, the Restricted Stock Purchase Agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the Participant’s Continuous Service Status for any reason (including death or Disability) at a purchase price for Shares equal to the original purchase price paid by the purchaser to the Company for such Shares and may be paid by cancellation of any indebtedness of the purchaser to the Company. The repurchase option shall lapse at such rate as the Administrator may determine.
(ii)Leave of Absence. The Administrator shall have the discretion to determine whether and to what extent the lapsing of Company repurchase rights shall be tolled during any leave of absence; provided, however, that in the absence of such determination, such lapsing shall be tolled during any leave (unless otherwise required by Applicable Laws).
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Notwithstanding the foregoing, in the event of military leave, the lapsing of Company repurchase rights shall toll during any unpaid portion of such leave, provided that, upon a Participant’s returning from military leave (under conditions that would entitle him or her to protection upon such return under the Uniform Services Employment and Reemployment Rights Act), he or she shall be given vesting credit with respect to Shares purchased pursuant to the Restricted Stock Purchase Agreement to the same extent as would have applied had the Participant continued to provide services to the Company (or any Parent, Subsidiary or Affiliate, if applicable) throughout the leave on the same terms as he or she was providing services immediately prior to such leave.
(c)Other Provisions. The Restricted Stock Purchase Agreement shall contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator in its sole discretion. In addition, the provisions of Restricted Stock Purchase Agreements need not be the same with respect to each Participant.
(d)Rights as a Holder of Capital Stock. Once the Restricted Stock is purchased, the Participant shall have the rights equivalent to those of a holder of capital stock, and shall be a record holder when his or her purchase and the issuance of the Shares is entered upon the records of the duly authorized transfer agent of the Company. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Restricted Stock is purchased, except as provided in Section 10 below.
9.Taxes.
(a)As a condition of the grant, vesting and exercise of an Award, the Participant (or in the case of the Participant’s death or a permitted transferee, the person holding or exercising the Award) shall make such arrangements as the Administrator may require for the satisfaction of any applicable U.S. federal, state, local or foreign tax, withholding, and any other required deductions or payments that may arise in connection with such Award. The Company shall not be required to issue any Shares under the Plan until such obligations are satisfied.
(b)The Administrator may, to the extent permitted under Applicable Laws, permit a Participant (or in the case of the Participant’s death or a permitted transferee, the person holding or exercising the Award) to satisfy all or part of his or her tax, withholding, or any other required deductions or payments by Cashless Exercise or by surrendering Shares (either directly or by stock attestation) that he or she previously acquired; provided that, unless specifically permitted by the Company, any such Cashless Exercise must be an approved broker-assisted Cashless Exercise or the Shares withheld in the Cashless Exercise must be limited to avoid financial accounting charges under applicable accounting guidance and any such surrendered Shares must have been previously held for any minimum duration required to avoid financial accounting charges under applicable accounting guidance. Any payment of taxes by surrendering
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Shares to the Company may be subject to restrictions, including, but not limited to, any restrictions required by rules of the Securities and Exchange Commission.
10.Adjustments Upon Changes in Capitalization, Merger or Certain Other Transactions.
(a)Changes in Capitalization. Subject to any action required under Applicable Laws by the holders of capital stock of the Company, (i) the numbers and class of Shares or other stock or securities: (x) available for future Awards under Section 3 above and (y) covered by each outstanding Award, (ii) the exercise price per Share of each such outstanding Option, and (iii) any repurchase price per Share applicable to Shares issued pursuant to any Award, shall be automatically proportionately adjusted in the event of a stock split, reverse stock split, stock dividend, combination, consolidation, reclassification of the Shares or subdivision of the Shares. In the event of any increase or decrease in the number of issued Shares effected without receipt of consideration by the Company, a declaration of an extraordinary dividend with respect to the Shares payable in a form other than Shares in an amount that has a material effect on the Fair Market Value, a recapitalization (including a recapitalization through a large nonrecurring cash dividend), a rights offering, a reorganization, merger, a spin-off, split-up, change in corporate structure or a similar occurrence, the Administrator shall make appropriate adjustments, in its discretion, in one or more of (i) the numbers and class of Shares or other stock or securities: (x) available for future Awards under Section 3 above and (y) covered by each outstanding Award, (ii) the exercise price per Share of each outstanding Option and (iii) any repurchase price per Share applicable to Shares issued pursuant to any Award, and any such adjustment by the Administrator shall be made in the Administrator’s sole and absolute discretion and shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to an Award. If, by reason of a transaction described in this Section 10(a) or an adjustment pursuant to this Section 10(a), a Participant’s Award agreement or agreement related to any Optioned Stock or Restricted Stock covers additional or different shares of stock or securities, then such additional or different shares, and the Award agreement or agreement related to the Optioned Stock or Restricted Stock in respect thereof, shall be subject to all of the terms, conditions and restrictions which were applicable to the Award, Optioned Stock and Restricted Stock prior to such adjustment.
(b)Dissolution or Liquidation. In the event of the dissolution or liquidation of the Company, each Award will terminate immediately prior to the consummation of such action, unless otherwise determined by the Administrator.
(c)Corporate Transactions. In the event of (i) a transfer of all or substantially all of the Company’s assets, (ii) a merger, consolidation or other capital reorganization or business combination transaction of the Company with or into another corporation, entity or person, or (iii) the consummation of a transaction, or series of related transactions, in which any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the “beneficial owner” (as defined in Rule 13d-3 of the Exchange Act),
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directly or indirectly, of more than 50% of the Company’s then outstanding capital stock (a “Corporate Transaction”), each outstanding Award (vested or unvested) will be treated as the Administrator determines (subject to the last sentence of this paragraph), which determination may be made without the consent of any Participant and need not treat all outstanding Awards (or portion thereof) in an identical manner. Such determination, without the consent of any Participant, may dispose of Awards that are not vested as of the effective date of such Corporate Transaction in any manner permitted by Applicable Laws, including (without limitation) the cancellation of such Awards without the payment of any consideration. Without limiting the foregoing, such determination, without the consent of any Participant, may provide for one or more of the following with respect to Awards that are vested and exercisable as of the effective date of such Corporate Transaction: (A) the continuation of such outstanding Awards by the Company (if the Company is the surviving corporation); (B) the assumption of such outstanding Awards by the surviving corporation or its parent; (C) the substitution by the surviving corporation or its parent of new options or equity awards for such Awards; (D) the cancellation of such Awards and a payment to the Participants equal to the excess of (1) the Fair Market Value of the Shares subject to such Awards as of the closing date of such Corporate Transaction over (2) the exercise price or purchase price for the Shares to be issued pursuant to the exercise of such Awards (such payment shall be made in the form of cash, cash equivalents and/or securities of the surviving corporation or its parent with a Fair Market Value equal to the required amount; if the exercise price or purchase price per Share of the Shares to be issued pursuant to the exercise of such Awards exceeds the Fair Market Value per Share of such Shares, as of the closing date of the Corporate Transaction, then such Awards may be cancelled without making a payment to the Participants); or (E) the cancellation of such Awards for no consideration.
11.Non-Transferability of Awards.
(a)General. Except as set forth in this Section 11, Awards may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent or distribution. The designation of a beneficiary by a Participant will not constitute a transfer. An Option may be exercised, during the lifetime of the holder of the
Option, only by such holder or a transferee permitted by this Section 11.
(b)Limited Transferability Rights. Notwithstanding anything else in this Section 11, the Administrator may in its sole discretion grant Nonstatutory Stock Options that may be transferred by instrument to an inter vivos or testamentary trust in which the Options are to be passed to beneficiaries upon the death of the trustor (settlor) or by gift to Family Members. Further, beginning with (i) the period when the Company begins to rely on the exemption described in Rule 12h-1(f)(1) promulgated under the Exchange Act, as determined by the Board in its sole discretion, and (ii) ending on the earlier of (A) the date when the Company ceases to rely on such exemption, as determined by the Board in its sole discretion, or (B) the date when the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, an Option, or prior to exercise, the Shares subject to the Option, may not be pledged, hypothecated or otherwise transferred or disposed of, in any manner, including by entering into any short position, any “put equivalent position” or any “call equivalent
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position” (as defined in Rule 16a-1(h) and Rule 16a-1(b) of the Exchange Act, respectively), other than to (i) persons who are Family Members through gifts or domestic relations orders, or (ii) to an executor or guardian of the Participant upon the death or disability of the Participant. Notwithstanding the foregoing sentence, the Board, in its sole discretion, may permit transfers of Nonstatutory Stock Options to the Company or in connection with a Change of Control or other acquisition transactions involving the Company to the extent permitted by Rule 12h-1(f).
12.Non-Transferability of Stock Underlying Awards.
(a)General. Notwithstanding anything to the contrary, a stockholder shall not transfer, whether by sale, gift or otherwise, any shares of the Company’s stock to any person unless such transfer is approved by the Board prior to such transfer, which approval may be granted or withheld in the Board’s sold and absolute discretion. Any purported transfer of any shares of the Company’s stock effected in violation of this Section 12 shall be null and void and shall have no force or effect and the Company shall not register any such purported transfer.
(b)Approval Process. Any stockholder seeking the approval of the Board of a transfer of some or all of its shares shall give written (or electronic) notice thereof to the Secretary of the Company that shall include: (1) the name of the stockholder; (2) the proposed transferee; (3) the number of shares of the transfer of which approval is thereby requested; and (4) the purchase price, if any, of the shares proposed for transfer. The Company may require the stockholder to supplement its notice with such additional information as the Company may request.
(c)Legend. Certificates representing or in the case of uncertificated securities, notices of issuance with respect to, shares of stock of the Company shall have impressed on, printed on, written on or otherwise affixed to them the following legend:
THE TRANSFER OF SECURITIES REFERENCED HEREIN IS SUBJECT TO RESTRICTIONS REQUIRING APPROVAL OF THE BOARD OF DIRECTORS PURSUANT TO AND IN ACCORDANCE WITH THE COMPANY’S STOCK PLAN, COPIES OF WHICH MAY BE OBTAINED UPON WRITTEN REQUEST TO THE COMPANY AT ITS PRINCIPAL PLACE OF BUSINESS. THE COMPANY SHALL NOT REGISTER OR OTHERWISE RECOGNIZE OR GIVE EFFECT TO ANY PURPORTED TRANSFER OF SHARES OF STOCK THAT DOES NOT COMPLY WITH THE COMPANY’S STOCK PLAN.
The Company shall take all such actions as are practicable to cause the certificates representing or in the case of uncertificated securities, notices of issuance with respect to, shares that are subject to the restrictions on transfer set forth in this Section to contain the foregoing legend.
13.Time of Granting Awards. The date of grant of an Award shall, for all purposes, be the date on which the Administrator makes the determination granting such Award, or such other date as is determined by the Administrator.
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14.Amendment and Termination of the Plan. The Board may at any time amend or terminate the Plan, but no amendment or termination shall be made that would materially and adversely affect the rights of any Participant under any outstanding Award, without his or her consent. In addition, to the extent necessary and desirable to comply with Applicable Laws, the Company shall obtain the approval of holders of capital stock with respect to any Plan amendment in such a manner and to such a degree as required.
15.Conditions Upon Issuance of Shares. Notwithstanding any other provision of the Plan or any agreement entered into by the Company pursuant to the Plan, the Company shall not be obligated, and shall have no liability for failure, to issue or deliver any Shares under the Plan unless such issuance or delivery would comply with Applicable Laws, with such compliance determined by the Company in consultation with its legal counsel. As a condition to the exercise of any Option or purchase of any Restricted Stock, the Company may require the person exercising the Option or purchasing the Restricted Stock to represent and warrant at the time of any such exercise or purchase that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is advisable or required by Applicable Laws. Shares issued upon exercise of Options or purchase of Restricted Stock prior to the date, if ever, on which the Common Stock becomes a Listed Security shall be subject to a right of first refusal in favor of the Company pursuant to which the Participant will be required to offer Shares to the Company before selling or transferring them to any third party on such terms and subject to such conditions as is reflected in the applicable Option Agreement or Restricted Stock Purchase Agreement.
16.Beneficiaries. If permitted by the Company, a Participant may designate one or more beneficiaries with respect to an Award by timely filing the prescribed form with the Company. A beneficiary designation may be changed by filing the prescribed form with the Company at any time before the Participant’s death. Except as otherwise provided in an Award Agreement, if no beneficiary was designated or if no designated beneficiary survives the Participant, then after a Participant’s death any vested Award(s) shall be transferred or distributed to the Participant’s estate or to any person who has the right to acquire the Award by bequest or inheritance.
17.Approval of Holders of Capital Stock. If required by Applicable Laws, continuance of the Plan shall be subject to approval by the holders of capital stock of the Company within 12 months before or after the date the Plan is adopted or, to the extent required by Applicable Laws, any date the Plan is amended. Such approval shall be obtained in the manner and to the degree required under Applicable Laws.
18.Addenda. The Administrator may approve such addenda to the Plan as it may consider necessary or appropriate for the purpose of granting Awards to Employees or Consultants, which Awards may contain such terms and conditions as the Administrator deems necessary or appropriate to accommodate differences in local law, tax policy or custom, which may deviate from the terms and conditions set forth in this Plan. The terms of any such addenda shall supersede the terms of the Plan to the extent necessary to accommodate such differences but shall not otherwise affect the terms of the Plan as in effect for any other purpose.
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19.Information to Holders of Options. In the event the Company is relying on the exemption provided by Rule 12h-1(f) under the Exchange Act, the Company shall provide the information described in Rule 701(e)(3), (4) and (5) of the Securities Act of 1933, as amended, to all holders of Options in accordance with the requirements thereunder until such time as the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act. The Company may request that holders of Options agree to keep the information to be provided pursuant to this Section confidential. If the holder does not agree to keep the information to be provided pursuant to this Section confidential, then the Company will not be required to provide the information unless otherwise required pursuant to Rule 12h-1(f)(1) of the Exchange Act.
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ADDENDUM A
Coinbase Global, Inc., Amended and Restated 2013 Stock Plan
(California Participants)
Prior to the date, if ever, on which the Common Stock becomes a Listed Security and/or the Company is subject to the reporting requirements of the Exchange Act, the terms set forth herein shall apply to Awards issued to California Participants. All capitalized terms used herein but not otherwise defined shall have the respective meanings set forth in the Plan.
1.The following rules shall apply to any Option in the event of termination of the Participant’s Continuous Service Status:
(a)If such termination was for reasons other than death, “Permanent Disability” (as defined below), or Cause, the Participant shall have at least 30 days after the date of such termination to exercise his or her Option to the extent the Participant is entitled to exercise on his or her termination date, provided that in no event shall the Option be exercisable after the expiration of the term as set forth in the Option Agreement.
(b)If such termination was due to death or Permanent Disability, the Participant shall have at least 6 months after the date of such termination to exercise his or her Option to the extent the Participant is entitled to exercise on his or her termination date, provided that in no event shall the Option be exercisable after the expiration of the term as set forth in the Option Agreement.
“Permanent Disability” for purposes of this Addendum shall mean the inability of the Participant, in the opinion of a qualified physician acceptable to the Company, to perform the major duties of the Participant’s position with the Company or any Parent or Subsidiary because of the sickness or injury of the Participant.
2.Notwithstanding anything to the contrary in Section 10(a) of the Plan, the Administrator shall in any event make such adjustments as may be required by Section 25102(o) of the California Corporations Code.
3.Notwithstanding anything stated herein to the contrary, no Option shall be exercisable on or after the 10th anniversary of the date of grant and any Award agreement shall terminate on or before the 10th anniversary of the date of grant.
4.The Company shall furnish summary financial information (audited or unaudited) of the Company’s financial condition and results of operations, consistent with the requirements of Applicable Laws, at least annually to each California Participant during the period such Participant has one or more Awards outstanding, and in the case of an individual who acquired Shares pursuant to the Plan, during the period such Participant owns such Shares; provided, however, the Company shall not be required to provide such information if (i) the issuance is limited to key persons whose duties in connection with the Company assure their access to
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equivalent information or (ii) the Plan or any agreement complies with all conditions of Rule 701 of the Securities Act of 1933, as amended; provided that for purposes of determining such compliance, any registered domestic partner shall be considered a “family member” as that term is defined in Rule 701.
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COINBASE GLOBAL, INC.
2013 STOCK PLAN
NOTICE OF STOCK OPTION GRANT
Name: [●] (the “eShares”)
Address: [●]
You have been granted an option to purchase Class A Common Stock of Coinbase Global, Inc., a Delaware corporation (the “Company”), as follows:

Date of Grant:	[●]

Exercise Price Per Share:	[●]

Total Number of Shares:	[●]

Total Exercise Price:	[●]

Type of Option	[●]

Expiration Date:	[●]

Vesting Commencement Date:	[●]

Vesting/Exercise Schedule:	[●].

Termination Period:
Except as set forth in Section 5 of the Stock Option Agreement, you may exercise this Option for 3 months after termination of your Continuous Service Status, provided that if on your termination date, you have completed a minimum of 2 years of Continuous Service Status (as determined by the Company), then you may exercise this Option for 7 years after termination of your Continuous Service Status; provided, however, in no event may the Option be exercised later than the Expiration Date. Notwithstanding the foregoing, this Option may terminate earlier pursuant to the Coinbase Global, Inc. 2013 Stock Plan (the “Plan”), including (without limitation) upon a dissolution, liquidation or Corporate Transaction (as defined in the Plan) of the Company. You are responsible for keeping track of these exercise periods following the termination of your

Continuous Service Status for any reason. The Company will not provide further notice of such periods.

Transferability:	You may not transfer this Option except as set out in Section 6 of the Stock Option Agreement. You must obtain Board approval prior to any transfer of the Shares received upon exercise of this Option.
By your and the Company’s mutual acceptance of this Option via eShares, you and the Company agree that this Option is granted under and governed by the terms and conditions of this Notice and the Coinbase Global, Inc. 2013 Stock Plan and Stock Option Agreement, both of which are attached to and made a part of this Notice. In addition, this Option and any Shares subject to the Option as well as any Shares issued after February 12, 2016 (regardless of how you acquired the Shares) shall be subject to the Company’s Second Amended and Restated Bylaws (the “Bylaws”), including, but not limited to, certain transfer restrictions as summarized in Section 6 of the Stock Option Agreement below, as in effect at the time of any proposed transfer (the “Bylaw Restrictions”). By your signature below, you agree that the Bylaw Restrictions, including the transfer restrictions set forth in Section 6 of the Stock Option Agreement, shall also apply to any Shares or other stock options or equity awards that you have acquired or been granted in the past (including, without limitation, any Shares, options or other equity awards that you acquired or were granted prior to the Date of Grant of this Option).
In addition, you agree and acknowledge that your rights to any Shares underlying this Option will be earned only as you provide services to the Company over time, that the grant of this Option is not as consideration for services you rendered to the Company prior to your date of hire, and that nothing in this Notice or the attached documents confers upon you any right to continue your employment or consulting relationship with the Company for any period of time, nor does it interfere in any way with your right or the Company’s right to terminate that relationship at any time, for any reason, with or without cause. Also, to the extent applicable, the Exercise Price Per Share has been set in good faith compliance with the applicable guidance issued by the IRS under Section 409A of the Code. However, there is no guarantee that the IRS will agree with the valuation, and by signing below, you agree and acknowledge that the Company, its Board, officers, employees, agents and stockholders shall not be held liable for any applicable costs, taxes, or penalties associated with this Option if, in fact, the IRS or any other person (including, without limitation, a successor corporation or an acquirer in a Change of Control) were to determine that this Option constitutes deferred compensation under Section 409A of the Code. You should consult with your own tax advisor concerning the tax consequences of such a determination by the IRS. For purposes of this paragraph, the term “Company” will be interpreted to include any Parent, Subsidiary or Affiliate.

COINBASE GLOBAL, INC.
2013 STOCK PLAN STOCK
STOCK OPTION AGREEMENT
1.Grant of Option. Coinbase Global, Inc., a Delaware corporation (the “Company”), hereby grants to [] (“Optionee”), an option (the “Option”) to purchase the total number of shares of Class A Common Stock (the “Shares”) set forth in the Notice, at the exercise price per Share set forth in the Notice (the “Exercise Price”), subject to the terms, definitions and provisions of the Coinbase Global, Inc. 2013 Stock Plan (the “Plan”) adopted by the Company, which is incorporated in this Stock Option Agreement (this “Agreement”) by reference. Unless otherwise defined in this Agreement, the terms used in this Agreement or the Notice shall have the meanings defined in the Plan.
2.Designation of Option. This Option is intended to be an Incentive Stock Option as defined in Section 422 of the Code only to the extent so designated in the Notice, and to the extent it is not so designated or to the extent this Option does not qualify as an Incentive Stock Option, it is intended to be a Nonstatutory Stock Option.
Notwithstanding the above, if designated as an Incentive Stock Option, in the event that the Shares subject to this Option (and all other incentive stock options granted to Optionee by the Company or any Parent or Subsidiary, including under other plans) that first become exercisable in any calendar year have an aggregate fair market value (determined for each Share as of the date of grant of the option covering such Share) in excess of $100,000, the Shares in excess of $100,000 shall be treated as subject to a nonstatutory stock option, in accordance with Section 5(c) of the Plan.
3.Exercise of Option. This Option shall be exercisable during its term in accordance with the Vesting/Exercise Schedule set out in the Notice and with the provisions of Section 7(c) of the Plan as follows:
(a)Right to Exercise.
(i)This Option may not be exercised for a fraction of a share.
(ii)In the event of Optionee’s death, Disability or other termination of Continuous Service Status, the exercisability of this Option is governed by Section 5, subject to the limitations contained in this Section 3.
(iii)In no event may this Option be exercised after the Expiration Date set forth in the Notice.
(b)Method of Exercise.
(i)This Option shall be exercisable by execution and delivery of the Early Exercise Notice and Restricted Stock Purchase Agreement attached hereto as Exhibit A electronically via eSharesInc., the Exercise Agreement attached hereto as Exhibit B or of any other form of written or electronic notice approved for such purpose by the Company which shall state Optionee’s election to exercise this Option, the number of Shares in respect of which this Option is being exercised, and such other representations and agreements as to the holder’s investment intent with respect to such Shares as may be required by the Company pursuant to the provisions of the Plan. Such written or electronic notice shall be signed (digitally, if applicable) by Optionee and delivered to the Company by such means as are in accordance with Section 11(e) below. The written or electronic notice shall be accompanied by payment of the aggregate Exercise Price for the purchased Shares in accordance with Section 4 below.
(ii)As a condition to the exercise of this Option and as further set forth in Section 9 of the Plan, Optionee agrees to make adequate provision for federal, state or other applicable tax, withholding, required deductions or other payments, if any, which arise upon the grant, vesting or exercise of this Option, or disposition of Shares, whether by withholding, direct payment to the Company in accordance with Section 4 below, or otherwise, as determined by the Company in its sole discretion.
(iii)The Company is not obligated, and will have no liability for failure, to issue or deliver any Shares upon exercise of this Option unless such issuance or delivery would comply with the Applicable Laws, with such compliance determined by the Company in consultation with its legal counsel. This Option may not be exercised until such time as the Plan has been approved by the holders of capital stock of the Company, or if the issuance of such Shares upon such exercise or the method of payment of consideration for such Shares would constitute a violation of any Applicable Laws, including any applicable U.S. federal or state securities laws or any other law or regulation, including any rule under Part 221 of Title 12 of the Code of Federal Regulations as promulgated by the Federal Reserve Board. As a condition to the exercise of this Option, the Company may require Optionee to make any representation and warranty to the Company as may be required by the Applicable Laws. Assuming such compliance, for income tax purposes the Shares shall be considered transferred to Optionee on the date on which this Option is exercised with respect to such Shares.
(iv)Subject to compliance with Applicable Laws, this Option shall be deemed to be exercised upon receipt by the Company via eShares of the appropriate written or electronic notice of exercise accompanied by the Exercise Price and the satisfaction of any applicable obligations described in Section 3(b)(i) and 3(b)(ii) above.
4.Method of Payment. Payment of the Exercise Price shall be by cash or check, Automated Clearing House (or similar) electronic transfer (an “Electronic Transfer”) via eShares to the Company’s bank account designated for receipt of such transfers or, following the initial public offering of the Company’s Common Stock, by Cashless Exercise pursuant to which the Optionee delivers an irrevocable direction to a securities broker (on a form prescribed by the Company and according to a procedure established by the Company). For avoidance of uncertainty: Electronic Transfers that have been successfully received by the Company into its bank account designated for receipt of such transfers via eShares shall be deemed to have been received for all purposes of this Option as of the date on which such transfers were initiated from the Optionee’s account and made irrevocable by Optionee.

5.Termination of Relationship. Following the date of termination of Optionee’s Continuous Service Status for any reason (the “Termination Date”), Optionee may exercise this Option only as set forth in the Notice and this Section 5. If Optionee does not exercise this Option within the Termination Period set forth in the Notice or the termination periods set forth below, this Option shall terminate in its entirety. In no event, may any Option be exercised after the Expiration Date of this Option as set forth in the Notice.
(a)Termination Prior to 2 Years of Continuous Service Status. If Optionee’s Continuous Service Status terminates prior to Optionee’s completion of 2 years of Continuous Service Status (as determined by the Company), then Optionee may, to the extent Optionee is vested in the Optioned Stock, exercise this Option as follows:
(i)General Termination. In the event of termination of Optionee’s Continuous Service Status other than as a result of Optionee’s Disability or death or Optionee’s termination for Cause, Optionee may, to the extent Optionee is vested in the Optioned Stock, exercise this Option during the Termination Period set forth in the Notice.
(ii)Termination upon Disability of Optionee. In the event of termination of Optionee’s Continuous Service Status as a result of Optionee’s Disability, Optionee may, but only within 12 months following the Termination Date, exercise this Option to the extent Optionee is vested in the Optioned Stock.
(iii)Death of Optionee. In the event of termination of Optionee’s Continuous Service Status as a result of Optionee’s death, or in the event of Optionee’s death within 3 months following Optionee’s Termination Date, this Option may be exercised at any time within 12 months following the Termination Date, or if later, 12 months following the date of death by any beneficiaries designated in accordance with Section 16 of the Plan or, if there are no such beneficiaries, by the Optionee’s estate, or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent Optionee is vested in the Optioned Stock.
(b)Termination On or After 2 Years of Continuous Service Status. If Optionee’s Continuous Service Status terminates (other than a termination for Cause) on or after the date on which Optionee has completed 2 years of Continuous Service Status (as determined by the Company), Optionee may, to the extent Optionee is vested in the Optioned Stock, exercise this Option during the Termination Period set forth in the Notice and this Option shall terminate with respect to the unvested Shares subject to the Option on the date that is 3 months following Optionee’s termination of Continuous Service Status. In the event that Optionee’s Continuous Service Status terminates as a result of Optionee’s death, this Option may be exercised by any beneficiaries designated in accordance with Section 16 of the Plan or, if there are no such beneficiaries, by the Optionee’s estate, or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent Optionee is vested in the Optioned Stock.
(c)Termination for Cause. In the event of termination of Optionee’s Continuous Service Status for Cause at any time, this Option (including any vested portion thereof) shall immediately terminate in its entirety upon first notification to Optionee of such termination for Cause. If Optionee’s Continuous Service Status is suspended pending an investigation of whether Optionee’s Continuous Service Status will be terminated for Cause, all Optionee’s rights under this Option, including the right to exercise this Option, shall be suspended during the investigation period.
6.Non-Transferability of Option.
(a)This Option (or any rights of or interests in the Option) may not be Transferred (as defined below) in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by him or her. The terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of Optionee.
(b)In addition, any Shares issued to you, including any Shares received upon exercise of this Option (or any rights of or interests in such Shares) may not be Transferred to any person unless such Transfer is approved by the Board prior to such Transfer, which approval may be granted or withheld in the Board’s sole and absolute discretion.
“Transferred” or “Transfer” shall mean, with respect to any Option and the Shares underlying the Option or any other Company security, the direct or indirect assignment, sale, transfer, tender, pledge, hypothecation, or the grant, creation or suffrage of a lien or encumbrance in or upon, or the gift, placement in trust, or the Constructive Sale (as such term is defined below) or other disposition of such security (including transfer by testamentary or intestate succession, merger or otherwise by operation of law) or any right, title or interest therein (including, but not limited to, any right or power to vote to which the holder thereof may be entitled, whether such right or power is granted by proxy or otherwise), or the record or beneficial ownership thereof, the offer to make such a sale, transfer, Constructive Sale or other disposition, and each agreement, arrangement or understanding, whether or not in writing, to effect any of the foregoing. “Constructive Sale” shall mean, with respect to any security, a short sale with respect to such security, entering into or acquiring an offsetting derivative contract with respect to such security, entering into or acquiring a futures or forward contract to deliver such security, or entering into any other hedging or other derivative transaction that has the effect of materially changing the economic benefits and risks of ownership. Any purported Transfer of any shares of the Company’s stock effected in violation of these transfer restrictions shall be null and void and shall have no force or effect and the Company shall not register any such purported Transfer.
Any stockholder seeking the approval of the Board of a Transfer of some or all of its shares shall give written notice thereof to the Secretary of the Company that shall include: (a) the name of the stockholder; (b) the proposed transferee; (c) the number of shares of the Transfer of which approval is thereby requested; and (d) the purchase price (if any) of the Shares proposed for Transfer. The Company may require the stockholder to supplement its notice with such additional information as the Company may request.
Notwithstanding the foregoing, in the event of a conflict between the terms and provisions of the Bylaws and the terms and provisions of the Notice and this Agreement, the terms and provisions in the Bylaws shall prevail.

7.Lock-Up Agreement. If so requested by the Company or the underwriters in connection with the initial public offering of the Company’s securities registered under the Securities Act of 1933, as amended, Optionee shall not sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any securities of the Company however or whenever acquired (except for those being registered) without the prior written consent of the Company or such underwriters, as the case may be, for 180 days from the effective date of the registration statement, plus such additional period, to the extent required by FINRA rules, up to a maximum of 216 days from the effective date of the registration statement, and Optionee shall execute an agreement reflecting the foregoing as may be requested by the underwriters at the time of such offering.
8.Effect of Agreement. Optionee acknowledges receipt via eShares of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof (and has had an opportunity to consult counsel regarding the Option terms), and hereby accepts this Option and agrees to be bound by its contractual terms as set forth herein and in the Plan. Optionee hereby agrees to accept as binding, conclusive and final all decisions and interpretations of the Administrator regarding any questions relating to this Option. In the event of a conflict between the terms and provisions of the Plan and the terms and provisions of the Notice and this Agreement, the Plan terms and provisions shall prevail.
9.Imposition of Other Requirements. The Company reserves the right to impose other requirements on Optionee’s participation in the Plan, on this Option and the Shares subject to this Option and on any other Award or Shares acquired under the Plan, to the extent the Company determines it is necessary or advisable in order to comply with Applicable Laws or facilitate the administration of the Plan. Optionee agrees to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing. Furthermore, Optionee acknowledges that the Applicable Laws of the country in which Optionee is residing or working at the time of grant, holding, vesting, and exercise of the Option or the holding or sale of Shares received pursuant to the Option (including any rules or regulations governing securities, foreign exchange, tax, labor, or other matters) may subject Optionee to additional procedural or regulatory requirements that Optionee is and will be solely responsible for and must fulfill.
10.Electronic Delivery. The Company may, in its sole discretion, decide to deliver any documents related to Optionee’s current or future participation in the Plan, this Option, the Shares subject to this Option, any other Company Securities or any other Company-related documents, by electronic means, including, without limitation, via eShares, according to the protocols thereof, or to request Optionee’s consent to participate in the Plan by electronic means, including, without limitation, via eShares, according to the protocols thereof. By accepting this Option, whether electronically or otherwise, Optionee hereby (i) consents to receive such documents by electronic means, including, without limitation, via eShares, according to the protocols thereof, (ii) consents to the use of electronic signatures, and (iii) if applicable, agrees to participate in the Plan and/or receive any such documents through an on-line or electronic system established and maintained by the Company or a third party designated by the Company, including but not limited to the use of electronic signatures or click-through electronic acceptance of terms and conditions. Any delivery or receipt of any document or other materials in connection with this Option, whether by the Company or by the Optionee, shall be deemed valid and effective when made in accordance with the protocols of the eShares system.

11.Miscellaneous.
(a)Governing Law. The validity, interpretation, construction and performance of this Agreement, and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the state of California, without giving effect to principles of conflicts of law. For purposes of litigating any dispute that may arise directly or indirectly from this Agreement, the parties hereby submit and consent to the exclusive jurisdiction of the state of California and agree that any such litigation shall be conducted only in the courts of California or the federal courts of the United States located in California and no other courts.
(b)Entire Agreement. This Agreement sets forth the entire agreement and understanding of the parties relating to the subject matter herein and supersedes all prior or contemporaneous discussions, understandings and agreements, whether oral or written, between them relating to the subject matter hereof.
(c)Amendments and Waivers. No modification of or amendment to this Agreement, nor any waiver of any rights under this Agreement, shall be effective unless in writing signed by the parties to this Agreement. No delay or failure to require performance of any provision of this Agreement shall constitute a waiver of that provision as to that or any other instance.
(d)Successors and Assigns. Except as otherwise provided in this Agreement, this Agreement, and the rights and obligations of the parties hereunder, will be binding upon and inure to the benefit of their respective successors, assigns, heirs, executors, administrators and legal representatives. The Company may assign any of its rights and obligations under this Agreement. No other party to this Agreement may assign, whether voluntarily or by operation of law, any of its rights and obligations under this Agreement, except with the prior written consent of the Company.
(e)Notices. Any notice, demand or request required or permitted to be given under this Agreement shall be in writing and shall be deemed sufficient (i) when delivered personally or by overnight courier or sent by email, (ii) when effected via eShares by the party giving such notice, demand or request (regardless of the time of actual receipt by the party to receive such notice, demand or request) or (iii) 48 hours after being deposited in the U.S. mail as certified or registered mail with postage prepaid, addressed to the party to be notified at such party’s address as set forth on the signature page, as subsequently modified by written notice, or if no address is specified on the signature page, at the most recent address set forth in the Company’s books and records.
(f)Severability. If one or more provisions of this Agreement are held to be unenforceable under Applicable Laws, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision shall be excluded from this Agreement, (ii) the balance of the Agreement shall be interpreted as if such provision were so excluded and (iii) the balance of the Agreement shall be enforceable in accordance with its terms.

(g)Construction. This Agreement is the result of negotiations between and has been reviewed by each of the parties hereto and their respective counsel, if any; accordingly, this Agreement shall be deemed to be the product of all of the parties hereto, and no ambiguity shall be construed in favor of or against any one of the parties hereto.
(h)Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered, including, without limitation, via eShares, shall be deemed an original, and all of which together shall constitute one and the same agreement. Execution of a facsimile copy will have the same force and effect as execution of an original, and a facsimile signature will be deemed an original and valid signature.

EXHIBIT A
COINBASE GLOBAL, INC.
2013 STOCK PLAN
EARLY EXERCISE NOTICE AND RESTRICTED STOCK PURCHASE AGREEMENT
This Agreement (“Agreement”) is made as of___________by and between Coinbase Global, Inc., a Delaware corporation (the “Company”), and ______________________ (“Purchaser”). To the extent any capitalized terms used in this Agreement are not defined, they shall have the meaning ascribed to them in the Company’s 2013 Stock Plan (the “Plan”) and the Option Agreement (as defined below).
1.Exercise of Option. Subject to the terms and conditions hereof, Purchaser hereby elects to exercise his or her option to purchase ___________ shares of the Class A Common Stock (the “Shares”) of the Company under and pursuant to the Plan, the Notice of Stock Option Grant and the Stock Option Agreement granted ___________ (the “Option Agreement”). Of these Shares, Purchaser has elected to purchase ___________of those Shares which have become vested as of the date hereof under the Vesting/Exercise Schedule set forth in the Notice of Stock Option Grant (the “Vested Shares”) and ___________ Shares which have not yet vested under such Vesting/Exercise Schedule (the “Unvested Shares”). The purchase price for the Shares shall be $___________ per Share for a total purchase price of $ ___________. The term “Shares” refers to the purchased Shares and all securities received in connection with the Shares pursuant to stock dividends or splits, all securities received in replacement of the Shares in a recapitalization, merger, reorganization, exchange or the like, and all new, substituted or additional securities or other property to which Purchaser is entitled by reason of Purchaser’s ownership of the Shares.
2.Time and Place of Exercise. The purchase and sale of the Shares under this Agreement shall occur at the principal office of the Company simultaneously with the execution and delivery of this Agreement, the payment of the aggregate exercise price by any method listed in Section 4 of the Option Agreement, and the satisfaction of any applicable tax, withholding, required deductions or other payments, all in accordance with the provisions of Section 3(b) of the Option Agreement, including, without limitation, via eShares. The Company shall issue the Shares to Purchaser by entering such Shares in Purchaser’s name as of such date in the books and records of the Company or, if applicable, a duly authorized transfer agent (including, without limitation, via eShares) of the Company, against payment of the exercise price therefor by Purchaser. The Company will deliver to Purchaser a stock certificate or, in the case of uncertificated securities, notice of issuance, including, without limitation, via eShares, for the Shares as soon as practicable following such date.
3.Limitations on Transfer. Purchaser acknowledges and agrees that the Shares purchased under this Agreement are subject to (i) the transfer restrictions set forth in Section 12 of the Plan, (ii) the terms and conditions that apply to the Company’s Class A Common Stock, as set forth in the Company’s Amended and Restated Bylaws, including (without limitation) certain transfer restrictions set forth in Section 8.9 of the Company’s Second Amended and Restated Bylaws (as summarized in Section 6 of the Option Agreement), as in effect at the time of any proposed transfer (the “Bylaw Restrictions”), and (iii) any other limitation or restriction on transfer created by Applicable Laws. In addition to the foregoing limitations on transfer, Purchaser shall not assign, encumber or dispose of any interest in the Shares while the Shares are subject to the Company’s Repurchase Option (as defined below). After any Shares have been released from such Repurchase Option, Purchaser shall not assign, encumber or dispose of any interest in the Shares except to the extent permitted by, and in compliance with, Section 12 of the Plan, the Bylaw Restrictions, Applicable Laws, and the provisions below.
(a)Repurchase Option.
(i)In the event of the voluntary or involuntary termination of Purchaser’s Continuous Service Status with the Company for any reason (including, without limitation, resignation, death or Disability), with or without Cause, the Company shall upon the date of such termination (the “Termination Date”) have an irrevocable, exclusive option (the “Repurchase Option”) for a period of 3 months from such date to repurchase all or any portion of the Unvested Shares (as defined below) held by Purchaser as of the Termination Date at the original purchase price per Share (adjusted for any stock splits, stock dividends and the like) specified in Section 1. As used herein, “Unvested Shares” means Shares that have not yet been released from the Repurchase Option.
(ii)Unless the Company notifies Purchaser within 3 months from the Termination Date that it does not intend to exercise its Repurchase Option with respect to some or all of the Unvested Shares, the Repurchase Option shall be deemed automatically exercised by the Company as of the end of such 3-month period following the Termination Date, provided that the Company may notify Purchaser that it is exercising its Repurchase Option as of a date prior to the end of such 3-month period. Unless Purchaser is otherwise notified by the Company pursuant to the preceding sentence that the Company does not intend to exercise its Repurchase Option as to some or all of the Unvested Shares to which it applies at the time of termination, execution of this Agreement by Purchaser constitutes written notice to Purchaser of the Company’s intention to exercise its Repurchase Option with respect to all Unvested Shares to which such Repurchase Option applies. The Company, at its choice, may satisfy its payment obligation to Purchaser with respect to exercise of the Repurchase Option by either (A) delivering a check to Purchaser in the amount of the purchase price for the Unvested Shares being repurchased, or (B) in the event Purchaser is indebted to the Company, canceling an amount of such indebtedness equal to the purchase price for the Unvested Shares being repurchased, or (C) by a combination of (A) and (B) so that the combined payment and cancellation of indebtedness equals such purchase price. In the event of any deemed automatic exercise of the Repurchase Option pursuant to this Section 3(a)(ii) in which Purchaser is indebted to the Company, such indebtedness equal to the purchase price of the Unvested Shares being repurchased shall be deemed automatically canceled as of the end of such 3-month period following the Termination Date unless the Company otherwise satisfies its payment obligations. As a result of any repurchase of Unvested Shares pursuant to this Section 3, the Company shall become the legal and beneficial owner of the Unvested Shares being repurchased and shall have all rights and interest therein or related thereto, and the Company shall have the right to transfer to its own name the number of Unvested Shares being repurchased by the Company, without further action by Purchaser.

(iii)One hundred percent (100%) of the Shares shall initially be subject to the Repurchase Option. The Unvested Shares shall be released from the Repurchase Option in accordance with the Vesting/Exercise Schedule set forth in the Notice of Stock Option Grant until all Shares are released from the Repurchase Option; provided, however, that such scheduled releases from the Repurchase Option shall immediately cease as of the Termination Date. Fractional shares shall be rounded to the nearest whole share.
(b)Transfer Restrictions; Right of First Refusal. Before any Shares held by Purchaser or any transferee of Purchaser (either being sometimes referred to herein as the “Holder”) may be sold or otherwise transferred (including transfer by gift or operation of law), the Company shall first have the right to approve such sale or transfer, in full or in part, and shall then have the right to purchase all or any part of the Shares proposed to be sold or transferred, in each case, in its sole and absolute discretion (the “Right of First Refusal”). If the Holder would like to sell or transfer any Shares, the Holder must provide the Company or its assignee(s) with a Notice (as defined below) requesting approval to sell or transfer the Shares and offering the Company or its assignee(s) a Right of First Refusal on the same terms and conditions set forth in this Section 3(b). The Company may either (1) exercise its Right of First Refusal in full or in part and purchase such Shares pursuant to this Section 3(b), (2) decline to exercise its Right of First Refusal in full or in part and permit the sale or transfer of such Shares to the Proposed Transferee (as defined below) in full or in part, or (3) decline to exercise its Right of First Refusal in full or in part and decline the request to sell or transfer the Shares in full or in part.
(i)Notice of Proposed Transfer. The Holder of the Shares shall deliver to the Company a written or electronic notice (the “Notice”) stating: (A) the Holder’s intention to sell or otherwise transfer such Shares; (B) the name of each proposed purchaser or other transferee (“Proposed Transferee”); (C) the number of Shares to be sold or transferred to each Proposed Transferee; (D) the terms and conditions of each proposed sale or transfer, including (without limitation) the purchase price for such Shares (the “Purchase Price”); and (E) the Holder’s offer to the Company or its assignee(s) to purchase the Shares at the Purchase Price and upon the same terms (or terms that are no less favorable to the Company).
(ii)Exercise of Right of First Refusal. At any time within 30 days after receipt of the Notice, the Company and/or its assignee(s) shall deliver a written or electronic notice to the Holder indicating whether the Company and/or its assignee(s) elect to permit or reject the proposed sale or transfer, in full or in part, and/or elect to accept or decline the offer to purchase any or all of the Shares proposed to be sold or transferred to any one or more of the Proposed Transferees, at the Purchase Price, provided that if the Purchase Price consists of no legal consideration (as, for example, in the case of a transfer by gift), the purchase price will be the fair market value of the Shares as determined in good faith by the Company. If the Purchase Price includes consideration other than cash, the cash equivalent value of the non- cash consideration shall be determined by the Company in good faith.
(iii)Payment. Payment of the Purchase Price shall be made, at the election of the Company or its assignee(s), in cash (by check), by cancellation of all or a portion of any outstanding indebtedness, by Electronic Transfer to the Holder’s bank account or by any combination thereof within 60 days after receipt of the Notice or in the manner and at the times set forth in the Notice.

(iv)Holder’s Right to Transfer. If any of the Shares proposed in the Notice to be sold or transferred to a given Proposed Transferee are both (A) not purchased by the Company and/or its assignee(s) as provided in this Section 3(b) and (B) approved by the Company to be sold or transferred, then the Holder may sell or otherwise transfer any such Shares to the applicable Proposed Transferee at the Purchase Price or at a higher price, provided that such sale or other transfer is consummated within 120 days after the date of the Notice; provided that any such sale or other transfer is also effected in accordance with the Bylaw Restrictions, the transfer restrictions set forth in the Plan and any Applicable Laws and the Proposed Transferee agrees in writing that the Plan, the Bylaw Restrictions, and the provisions of the Option Agreement and this Agreement, including this Section 3 and the waiver of statutory information rights in Section 10, shall continue to apply to the Shares in the hands of such Proposed Transferee. The Company, in consultation with its legal counsel, may require the Holder to provide an opinion of counsel evidencing compliance with Applicable Laws. If the Shares described in the Notice are not transferred to the Proposed Transferee within such period, or if the Holder proposes to change the price or other terms to make them more favorable to the Proposed Transferee, a new Notice shall be given to the Company, and the Company and/or its assignees shall again have the right to approve such transfer and be offered the Right of First Refusal.
(v)Exception for Certain Family Transfers. Anything to the contrary contained in this Section 3(b) notwithstanding, the transfer of any or all of the Shares during Holder’s lifetime or on Holder’s death by will or intestacy to Holder’s Immediate Family or a trust for the benefit of Holder’s Immediate Family shall be exempt from the provisions of this Section 3(b). “Immediate Family” as used herein shall mean lineal descendant or antecedent, spouse (or spouse’s antecedents), father, mother, brother or sister (or their descendants), stepchild (or their antecedents or descendants), aunt or uncle (or their antecedents or descendants), brother-in-law or sister-in-law (or their antecedents or descendants) and shall include adoptive relationships. In such case, the transferee or other recipient shall receive and hold the Shares so transferred subject to the provisions of the Plan, the Bylaw Restrictions, and the provisions of the Option Agreement and this Agreement, including this Section 3 and Section 10, and there shall be no further transfer of such Shares except in accordance with the terms of this Section 3, the Plan and the Bylaw Restrictions.
(c)Company’s Right to Purchase upon Involuntary Transfer. In the event of any transfer by operation of law or other involuntary transfer (including death or divorce, but excluding a transfer to Immediate Family as set forth in Section 3(b)(v) above) of all or a portion of the Shares by the record holder thereof, the Company shall have an option to purchase any or all of the Shares transferred at the Fair Market Value of the Shares on the date of transfer (as determined by the Company in its sole discretion). Upon such a transfer, the Holder shall promptly notify the Secretary of the Company of such transfer. The right to purchase such Shares shall be provided to the Company for a period of 30 days following receipt by the Company of written or electronic notice from the Holder.
(d)Assignment. The right of the Company to purchase any part of the Shares may be assigned in whole or in part to any holder or holders of capital stock of the Company or other persons or organizations.

(e)Restrictions Binding on Transferees. All transferees of Shares or any interest therein will receive and hold such Shares or interest subject to the Plan, the Bylaw Restrictions, and the provisions of the Option Agreement and this Agreement, including, without limitation, Section 7 of the Option Agreement, Sections 3 and 10 of this Agreement and Section 12 of the Plan and, including, insofar as applicable, the Repurchase Option. In the event of any purchase by the Company hereunder where the Shares or interest are held by a transferee, the transferee shall be obligated, if requested by the Company, to transfer the Shares or interest to the Purchaser for consideration equal to the amount to be paid by the Company hereunder. In the event the Repurchase Option is deemed exercised by the Company pursuant to Section 3(a)(ii) hereof, the Company may deem any transferee to have transferred the Shares or interest to Purchaser prior to their purchase by the Company, and payment of the purchase price by the Company to such transferee shall be deemed to satisfy Purchaser’s obligation to pay such transferee for such Shares or interest, and also to satisfy the Company’s obligation to pay Purchaser for such Shares or interest. Any sale or transfer of the Shares shall be void unless the provisions of this Agreement are satisfied.
(f)Termination of Rights. The transfer restrictions set forth in Section 3(b) above and Section 12 of the Plan, the Right of First Refusal granted the Company by Section 3(b) above and the right to repurchase the Shares in the event of an involuntary transfer granted the Company by Section 3(c) above shall terminate upon (i) the first sale of Common Stock of the Company to the general public pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission under the Securities Act (other than a registration statement relating solely to the issuance of Common Stock pursuant to a business combination or an employee incentive or benefit plan) or (ii) any transfer or conversion of Shares made pursuant to a statutory merger or statutory consolidation of the Company with or into another corporation or corporations if the common stock of the surviving corporation or any direct or indirect parent corporation thereof is registered under the Exchange Act. Upon termination of such transfer restrictions, the Company will remove any stop-transfer notices referred to in Section 7(b) below and related to the restrictions in this Section 3 and a new stock certificate or, in the case of uncertificated securities, notice of issuance, for the Shares not repurchased shall be issued, on request, without the legend referred to in Section 7(a)(ii) below and delivered to Holder.
(g)Lock-Up Agreement. The lock-up provisions set forth in Section 7 of the Option Agreement shall apply to the Shares issued upon exercise of the Option hereunder and Purchaser reaffirms Purchaser’s obligations set forth therein.
4.Escrow of Unvested Shares. For purposes of facilitating the enforcement of the provisions of Section 3(a) above, Purchaser agrees, immediately upon receipt of the stock certificate(s) or, in the case of uncertificated securities, notice of issuance, for the Shares subject to the Repurchase Option, to deliver any such stock certificate(s), as well as a Stock Power in the form attached to this Agreement as Attachment A executed by Purchaser and by Purchaser’s spouse (if required for transfer), in blank, to the Secretary of the Company, or the Secretary’s designee, to hold such Shares (and such stock certificate(s), if any) and Stock Power in escrow and to take all such actions and to effectuate all such transfers and/or releases as are required in accordance with the terms of this Agreement. Purchaser hereby acknowledges that the Secretary of the Company, or the Secretary’s designee, is so appointed as the escrow holder with the foregoing authorities as a material inducement to make this Agreement and that said appointment is coupled with an interest and is accordingly irrevocable. Purchaser agrees that said escrow holder shall not be liable to any party hereof (or to any other party). The escrow holder may rely upon any letter, notice or other document executed by any signature purported to be genuine and may resign at any time. Purchaser agrees that if the Secretary of the Company, or the Secretary’s designee, resigns as escrow holder for any or no reason, the Board shall have the power to appoint a successor to serve as escrow holder pursuant to the terms of this Agreement.
5.Investment and Taxation Representations. In connection with the purchase of the Shares, Purchaser represents to the Company the following:
(a)Purchaser is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Shares. Purchaser is purchasing the Shares for investment for Purchaser’s own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act or under any applicable provision of state law. Purchaser does not have any present intention to transfer the Shares to any other person or entity.
(b)Purchaser understands that the Shares have not been registered under the Securities Act by reason of a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Purchaser’s investment intent as expressed herein.
(c)Purchaser further acknowledges and understands that the securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Purchaser further acknowledges and understands that the Company is under no obligation to register the securities.
(d)Purchaser is familiar with the provisions of Rule 144, promulgated under the Securities Act, which, in substance, permits limited public resale of “restricted securities” acquired, directly or indirectly, from the issuer of the securities (or from an affiliate of such issuer), in a non-public offering subject to the satisfaction of certain conditions. Purchaser understands that the Company provides no assurances as to whether he or she will be able to resell any or all of the Shares pursuant to Rule 144, which rule requires, among other things, that the Company be subject to the reporting requirements of the Exchange Act, that resales of securities take place only after the holder of the Shares has held the Shares for certain specified time periods, and under certain circumstances, that resales of securities be limited in volume and take place only pursuant to brokered transactions. Notwithstanding this Section 5(d), Purchaser acknowledges and agrees to the restrictions set forth in Section 5(e) below.
(e)Purchaser further understands that in the event all of the applicable requirements of Rule 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rule 144 is not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk.
(f)Purchaser understands that Purchaser may suffer adverse tax consequences as a result of Purchaser’s purchase or disposition of the Shares. Purchaser represents that Purchaser has consulted any tax consultants Purchaser deems advisable in connection with the purchase or disposition of the Shares and that Purchaser is not relying on the Company for any tax advice.
6.Voting Provisions. As a condition precedent to entering into this Agreement, at the request of the Company, Purchaser shall become a party to any voting agreement to which the Company is a party at the time of Purchaser’s execution and delivery of this Agreement, as such voting agreement may be thereafter amended from time to time (the “Voting Agreement”), by executing an adoption agreement or counterpart signature page agreeing to be bound by and subject to the terms of the Voting Agreement and to vote the Shares in the capacity of a “Common Holder” and a “Stockholder,” as such terms may be defined in the Voting Agreement.
7.Restrictive Legends and Stop-Transfer Orders.
(a)Legends. Any stock certificate or, in the case of uncertificated securities, any notice of issuance, for the Shares shall bear the following legends (as well as any legends required by the Company or applicable state and federal corporate and securities laws):
(i)“THE SECURITIES REFERENCED HEREIN HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISTRIBUTION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL IN A FORM SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.”
(ii)“THE SECURITIES REFERENCED HEREIN MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF AN AGREEMENT BETWEEN THE COMPANY AND THE STOCKHOLDER, A COPY OF WHICH IS ON FILE WITH AND MAY BE OBTAINED FROM THE SECRETARY OF THE COMPANY AT NO CHARGE.”
(iii)“THE TRANSFER OF THE SECURITIES REFERENCED HEREIN IS SUBJECT TO CERTAIN TRANSFER RESTRICTIONS SET FORTH IN THE COMPANY’S AMENDED AND RESTATED BYLAWS (AS AMENDED FROM TIME TO TIME) AND THE COMPANY’S STOCK PLAN, COPIES OF WHICH MAY BE OBTAINED UPON WRITTEN REQUEST TO THE COMPANY AT ITS PRINCIPAL PLACE OF BUSINESS. THE COMPANY SHALL NOT REGISTER OR OTHERWISE RECOGNIZE OR GIVE EFFECT TO ANY PURPORTED TRANSFER OF SECURITIES THAT DOES NOT COMPLY WITH SUCH TRANSFER RESTRICTIONS.”

(iv)Any legend required by the Voting Agreement, if applicable.
(b)Stop-Transfer Notices. Purchaser agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.
(c)Refusal to Transfer. The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or the Plan or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.
(d)Required Notices. Purchaser acknowledges that the Shares are issued and shall be held subject to all the provisions of this Section 7, the Certificate of Incorporation and the Bylaws of the Company and any amendments thereto, copies of which are on file at the principal office of the Company. A statement of all of the rights, preferences, privileges and restrictions granted to or imposed upon the respective classes and/or series of shares of stock of the Company and upon the holders thereof may be obtained by any stockholder upon request and without charge, at the principal office of the Company, and the Company will furnish any stockholder, upon request and without charge, a copy of such statement. Purchaser acknowledges that the provisions of this Section 7 shall constitute the notices required by Sections 151(f) and 202(a) of the Delaware General Corporation Law and the Purchaser hereby expressly waives the requirement of Section 151(f) of the Delaware General Corporation Law that it receive the written notice provided for in Sections 151(f) and 202(a) of the Delaware General Corporation Law within a reasonable time after the issuance of the Shares.
8.No Employment Rights. Nothing in this Agreement shall affect in any manner whatsoever the right or power of the Company, or a parent, subsidiary or affiliate of the Company, to terminate Purchaser’s employment or consulting relationship, for any reason, with or without cause.
9.Section 83(b) Election.
(a)Purchaser understands that Section 83(a) of the Internal Revenue Code of 1986, as amended (the “Code”), taxes as ordinary income for a Nonstatutory Stock Option and as alternative minimum taxable income for an Incentive Stock Option the difference between the amount paid for the Shares and the Fair Market Value of the Shares as of the date any restrictions on the Shares lapse. In this context, “restriction” means the right of the Company to buy back the Shares pursuant to the Repurchase Option set forth in Section 3(a) of this Agreement. Purchaser understands that Purchaser may elect to be taxed at the time the Shares are purchased, rather than when and as the Repurchase Option expires, by filing an election under Section 83(b) (an “83(b) Election”) of the Code with the Internal Revenue Service within 30 days from the date of purchase. Even if the Fair Market Value of the Shares at the time of the execution of this Agreement equals the amount paid for the Shares, the election must be made to avoid income and alternative minimum tax treatment under Section 83(a) in the future. Purchaser understands that failure to file such an election in a timely manner may result in adverse tax consequences for

Purchaser. Purchaser further understands that an additional copy of such election form should be filed with his or her federal income tax return for the calendar year in which the date of this Agreement falls. Purchaser acknowledges that the foregoing is only a summary of the effect of United States federal income taxation with respect to purchase of the Shares hereunder, does not purport to be complete, and is not intended or written to be used, and cannot be used, for the purposes of avoiding taxpayer penalties. Purchaser further acknowledges that the Company has directed Purchaser to seek independent advice regarding the applicable provisions of the Code, the income tax laws of any municipality, state or foreign country in which Purchaser may reside, and the tax consequences of Purchaser’s death, and Purchaser has consulted, and has been fully advised by, Purchaser’s own tax advisor regarding such tax laws and tax consequences or has knowingly chosen not to consult such a tax advisor. Purchaser further acknowledges that neither the Company nor any subsidiary or representative of the Company has made any warranty or representation to Purchaser with respect to the tax consequences of Purchaser’s purchase of the Shares or of the making or failure to make an 83(b) Election. PURCHASER (AND NOT THE COMPANY, ITS AGENTS OR ANY OTHER PERSON) SHALL BE SOLELY RESPONSIBLE FOR APPROPRIATELY FILING SUCH FORM WITH THE IRS, EVEN IF PURCHASER REQUESTS THE COMPANY, ITS AGENTS OR ANY OTHER PERSON MAKE THIS FILING ON PURCHASER’S BEHALF.
(b)Purchaser agrees that he or she will execute and deliver to the Company with this executed Agreement a copy of the Acknowledgment and Statement of Decision Regarding Section 83(b) Election (the “Acknowledgment”) attached hereto as Attachment B. Purchaser further agrees that he or she will execute and submit with the Acknowledgment a copy of the 83(b) Election attached hereto as Attachment C (for tax purposes in connection with the early exercise of an option) if Purchaser has indicated in the Acknowledgment his or her decision to make such an election.
10.Waiver of Statutory Information Rights. Purchaser acknowledges and understands that, but for the waiver made herein, Purchaser would be entitled, upon written demand under oath stating the purpose thereof, to inspect for any proper purpose, and to make copies and extracts from, the Company’s stock ledger, a list of its stockholders, and its other books and records, and the books and records of subsidiaries of the Company, if any, under the circumstances and in the manner provided in Section 220 of the General Corporation Law of Delaware (any and all such rights, and any and all such other rights of Purchaser as may be provided for in Section 220, the “Inspection Rights”). In light of the foregoing, until the first sale of Common Stock of the Company to the general public pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission under the Securities Act of 1933, as amended, Purchaser hereby unconditionally and irrevocably waives the Inspection Rights, whether such Inspection Rights would be exercised or pursued directly or indirectly pursuant to Section 220 or otherwise, and covenants and agrees never to directly or indirectly commence, voluntarily aid in any way, prosecute, assign, transfer, or cause to be commenced any claim, action, cause of action, or other proceeding to pursue or exercise the Inspection Rights. The foregoing waiver applies to the Inspection Rights of Purchaser in Purchaser’s capacity as a stockholder and shall not affect any rights of a director, in his or her capacity as such, under Section 220. The foregoing waiver shall not apply to any contractual inspection rights of Purchaser under any written agreement with the Company.

11.Miscellaneous.
(a)Governing Law. The validity, interpretation, construction and performance of this Agreement, and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the state of California, without giving effect to principles of conflicts of law. For purposes of litigating any dispute that may arise directly or indirectly from this Agreement, the parties hereby submit and consent to the exclusive jurisdiction of the state of California and agree that any such litigation shall be conducted only in the courts of California or the federal courts of the United States located in California and no other courts.
(b)Entire Agreement. This Agreement sets forth the entire agreement and understanding of the parties relating to the subject matter herein and supersedes all prior or contemporaneous discussions, understandings and agreements, whether oral or written, between them relating to the subject matter hereof. Notwithstanding the foregoing, in the event of a conflict between the terms and provisions of the Bylaws and the terms and provisions of this Agreement, the terms and provisions in the Bylaws shall prevail.
(c)Amendments and Waivers. No modification of or amendment to this Agreement, nor any waiver of any rights under this Agreement, shall be effective unless in writing signed by the parties to this Agreement. No delay or failure to require performance of any provision of this Agreement shall constitute a waiver of that provision as to that or any other instance.
(d)Successors and Assigns. Except as otherwise provided in this Agreement, this Agreement, and the rights and obligations of the parties hereunder, will be binding upon and inure to the benefit of their respective successors, assigns, heirs, executors, administrators and legal representatives. The Company may assign any of its rights and obligations under this Agreement. No other party to this Agreement may assign, whether voluntarily or by operation of law, any of its rights and obligations under this Agreement, except with the prior written consent of the Company.
(e)Notices. Any notice, demand or request required or permitted to be given under this Agreement shall be in writing and shall be deemed sufficient (i) when delivered personally or by overnight courier or sent by email, (ii) when effected via eShares by the party giving such notice, demand or request (regardless of the time of actual receipt by the party to receive such notice, demand or request) or (iii) 48 hours after being deposited in the U.S. mail as certified or registered mail with postage prepaid, addressed to the party to be notified at such party’s address as set forth on the signature page, as subsequently modified by written notice, or if no address is specified on the signature page, at the most recent address set forth in the Company’s books and records.
(f)Severability. If one or more provisions of this Agreement are held to be unenforceable under Applicable Law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision shall be excluded from this Agreement, the balance of the Agreement shall be interpreted as if such provision were so excluded and the balance of the Agreement shall be enforceable in accordance with its terms.
(g)Construction. This Agreement is the result of negotiations between and has been reviewed by each of the parties hereto and their respective counsel, if any; accordingly, this Agreement shall be deemed to be the product of all of the parties hereto, and no ambiguity shall be construed in favor of or against any one of the parties hereto.
(h)Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, and all of which together shall constitute one and the same agreement. Execution of a facsimile copy will have the same force and effect as execution of an original, and a facsimile signature will be deemed an original and valid signature.
(i)Electronic Delivery. The Company may, in its sole discretion, decide to deliver any documents related to this Agreement or any notices required by applicable law or the Company’s Certificate of Incorporation or Bylaws by email or any other electronic means, including, without limitation, via eShares, according to the protocols thereof. Purchaser hereby consents to (i) conduct business electronically (ii) receive such documents and notices by such electronic delivery, including, without limitation, via eShares, according to the protocols thereof and (iii) sign documents electronically and agrees to participate through an on-line or electronic system established and maintained by the Company or a third party designated by the Company. Any delivery or receipt of any document or other materials in connection with this Option, whether by the Company or by the Optionee, shall be deemed valid and effective when made in accordance with the protocols of the eShares platform.
(j)California Corporate Securities Law. THE SALE OF THE SECURITIES WHICH ARE THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF THE SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO THE QUALIFICATION IS UNLAWFUL, UNLESS THE SALE OF SECURITIES IS EXEMPT FROM QUALIFICATION BY SECTION 25100, 25102 OR 25105 OF THE CALIFORNIA CORPORATIONS CODE. THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON THE QUALIFICATION BEING OBTAINED, UNLESS THE SALE IS SO EXEMPT.
[Signature Page Follows]

The parties have executed this Early Exercise Notice and Restricted Stock Purchase Agreement as of the date first set forth above.

THE COMPANY:

COINBASE GLOBAL, INC.

By:
(Signature)

Name:

Title:

Address:

PURCHASER:

(PRINT NAME)

(Signature) Address:

Email:

I, ______________________ , spouse of ______________________ (“Purchaser”), ”), have read and hereby approve the foregoing Agreement. In consideration of the Company’s granting my spouse the right to purchase the Shares as set forth in the Agreement, I hereby agree to be bound irrevocably by the Agreement and further agree that any community property or other such interest that I may have in the Shares shall hereby be similarly bound by the Agreement. I hereby appoint my spouse as my attorney-in-fact with respect to any amendment or exercise or waiver of any rights under the Agreement.

Spouse of Purchaser (if applicable)

ATTACHMENT A
STOCK POWER
FOR VALUE RECEIVED, the undersigned (“Holder”), hereby sells, assigns and transfers unto_ (“Transferee”) ___________ shares of the Class A Common Stock of Coinbase Global, Inc., a Delaware corporation (the “Company”), standing in Holder’s name on the Company’s books as Certificate No. CS- ___________ whether held in certificated or uncertificated form, and does hereby irrevocably constitute and appoint _________________________________ to transfer said stock on the books of the Company with full power of substitution in the premises.

Dated:	HOLDER:

(PRINT NAME)

(Signature)

Spouse of Holder (if applicable)

This Stock Power may only be used as authorized by the Early Exercise Notice and Restricted Stock Purchase Agreement between the Holder and the Company, dated ___________ and the exhibits thereto.
Instructions: Please do not fill in any blanks other than the signature line. The purpose of this assignment is to enable the Company to exercise its repurchase option set forth in the Agreement without requiring additional signatures on the part of Holder.

IF YOU WISH TO MAKE A SECTION 83(B) ELECTION, THE FILING OF SUCH ELECTION IS YOUR RESPONSIBILITY.
THE FORM FOR MAKING THIS SECTION 83(B) ELECTION IS ATTACHED TO THIS AGREEMENT.
YOU MUST FILE THIS FORM WITHIN 30 DAYS OF PURCHASING THE SHARES.
YOU (AND NOT THE COMPANY, ANY OF ITS AGENTS OR ANY OTHER PERSON) SHALL BE SOLELY RESPONSIBLE FOR FILING SUCH FORM WITH THE IRS, EVEN IF YOU REQUEST THE COMPANY, ITS AGENTS OR ANY OTHER PERSON TO MAKE THIS FILING ON YOUR BEHALF AND EVEN IF THE COMPANY, ANY OF ITS AGENTS OR ANY OTHER PERSON HAS PREVIOUSLY MADE THIS FILING ON YOUR BEHALF.
The election should be filed by mailing a signed election form by certified mail, return receipt requested to the IRS Service Center where you file your tax returns. See www.irs.gov.

ATTACHMENT B
ACKNOWLEDGMENT AND STATEMENT OF DECISION
REGARDING SECTION 83(b) ELECTION
The undersigned has entered into a stock purchase agreement with Coinbase Global, Inc., a Delaware corporation (the “Company”), pursuant to which the undersigned is purchasing ______________________ shares of Class A Common Stock of the Company (the “Shares”). In connection with the purchase of the Shares, the undersigned hereby represents as follows:
1.The undersigned has carefully reviewed the stock purchase agreement pursuant to which the undersigned is purchasing the Shares.
2.The undersigned either [check and complete as applicable]:
(a)_____ has consulted, and has been fully advised by, the undersigned’s own tax advisor, _________________, whose business address is
_________________________________, regarding the federal, state and local tax consequences of purchasing the Shares, and particularly regarding the advisability of making elections pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended (the “Code”) and pursuant to the corresponding provisions, if any, of applicable state law; or
(b)_____ has knowingly chosen not to consult such a tax advisor.
3.The undersigned hereby states that the undersigned has decided [check as applicable]:
(a)_____ to make an election pursuant to Section 83(b) of the Code, and is submitting to the Company, together with the undersigned’s executed stock purchase agreement, an executed form entitled “Election Under Section 83(b) of the Internal Revenue Code of 1986;” or
(b)_____ not to make an election pursuant to Section 83(b) of the Code.
4.Neither the Company nor any subsidiary or representative of the Company has made any warranty or representation to the undersigned with respect to the tax consequences of the undersigned’s purchase of the Shares or of the making or failure to make an election pursuant to Section 83(b) of the Code or the corresponding provisions, if any, of applicable state law.

Dated:	PURCHASER:

(PRINT NAME)

(Signature)
Spouse of Purchaser (if applicable)

ATTACHMENT C
ELECTION UNDER SECTION 83(B)
OF THE INTERNAL REVENUE CODE OF 1986
The undersigned taxpayer hereby elects, pursuant to Section 83(b) of the Internal Revenue Code, to include in taxpayer’s gross income or alternative minimum taxable income, as applicable, for the current taxable year, the amount of any income that may be taxable to taxpayer in connection with taxpayer’s receipt of the property described below:
1.The name, address, taxpayer identification number and taxable year of the undersigned are as follows:
NAME OF TAXPAYER: ___________ NAME OF SPOUSE: ___________
ADDRESS: ______________________
 ______________________
 United States
IDENTIFICATION NO. OF TAXPAYER: ______________________
IDENTIFICATION NO. OF SPOUSE: ______________________
TAXABLE YEAR: ______________________
2.The property with respect to which the election is made is described as follows:
______________________shares of the Class A Common Stock of Coinbase Global, Inc., a Delaware corporation (the “Company”).
3.The date on which the property was transferred is:
4.The property is subject to the following restrictions:
Repurchase option at cost in favor of the Company upon termination of taxpayer’s employment or consulting relationship.
5.The fair market value at the time of transfer, determined without regard to any restriction other than a restriction which by its terms will never lapse, of such property is:
$ _______________
6.The amount (if any) paid for such property: $_____

The undersigned has submitted a copy of this statement to the person for whom the services were performed in connection with the undersigned’s receipt of the above-described property. The transferee of such property is the person performing the services in connection with the transfer of said property.
The undersigned understands that the foregoing election may not be revoked except with the consent of the Commissioner.

Dated:	PURCHASER:

(Signature)

Spouse of Purchaser (if applicable)

EXHIBIT B
COINBASE GLOBAL, INC.
2013 STOCK PLAN
EXERCISE AGREEMENT
This Exercise Agreement (this “Agreement”) is made as of ___________, by and between Coinbase Global, Inc., a Delaware corporation (the “Company”), and ___________ ______________________ (“Purchaser”). To the extent any capitalized terms used in this Agreement are not defined, they shall have the meaning ascribed to them in the Company’s 2013 Stock Plan (the “Plan”) and the Option Agreement (as defined below).
1.Exercise of Option. Subject to the terms and conditions hereof, Purchaser hereby elects to exercise his or her option to purchase ___________shares of the Class A Common Stock (the “Shares”) of the Company under and pursuant to the Plan, the Notice of Stock Option Grant and the Stock Option Agreement granted ___________ (the “Option Agreement”). The purchase price for the Shares shall be $     per Share for a total purchase price of $___________.The term “Shares” refers to the purchased Shares and all securities received in connection with the Shares pursuant to stock dividends or splits, all securities received in replacement of the Shares in a recapitalization, merger, reorganization, exchange or the like, and all new, substituted or additional securities or other property to which Purchaser is entitled by reason of Purchaser’s ownership of the Shares.
2.Time and Place of Exercise. The purchase and sale of the Shares under this Agreement shall occur at the principal office of the Company simultaneously with the execution and delivery of this Agreement, the payment of the aggregate exercise price by any method listed in Section 4 of the Option Agreement, and the satisfaction of any applicable tax, withholding, required deductions or other payments, all in accordance with the provisions of Section 3(b) of the Option Agreement, including, without limitation, via eShares. The Company shall issue the Shares to Purchaser by entering such Shares in Purchaser’s name as of such date in the books and records of the Company or, if applicable, a duly authorized transfer agent (including, without limitation, via eShares) of the Company, against payment of the exercise price therefor by Purchaser. The Company will deliver to Purchaser a stock certificate or, in the case of uncertificated securities, notice of issuance, including, without limitation, via eShares, for the Shares as soon as practicable following such date.
3.Limitations on Transfer. Purchaser acknowledges and agrees that the Shares purchased under this Agreement are subject to (i) the transfer restrictions set forth in Section 12 of the Plan, (ii) the terms and conditions that apply to the Company’s Class A Common Stock, as set forth in the Company’s Amended and Restated Bylaws, including (without limitation) certain transfer restrictions set forth in Section 8.9 of the Company’s Second Amended and Restated Bylaws (as summarized in Section 6 of the Option Agreement), as in effect at the time of any proposed transfer (the “Bylaw Restrictions”), and (iii) any other limitation or restriction on transfer created by Applicable Laws. Purchaser shall not assign, encumber or dispose of any interest in the Shares except to the extent permitted by, and in compliance with, Section 12 of the Plan, the Bylaw Restrictions, Applicable Laws, and the provisions below.
(a)Transfer Restrictions; Right of First Refusal. Before any Shares held by Purchaser or any transferee of Purchaser (either being sometimes referred to herein as the “Holder”) may be sold or otherwise transferred (including transfer by gift or operation of law), the Company shall first have the right to approve such sale or transfer, in full or in part, and shall then have the right to purchase all or any part of the Shares proposed to be sold or transferred, in each case, in its sole and absolute discretion (the “Right of First Refusal”). If the Holder would like to sell or transfer any Shares, the Holder must provide the Company or its assignee(s) with a Notice (as defined below) requesting approval to sell or transfer the Shares and offering the Company or its assignee(s) a Right of First Refusal on the terms and conditions set forth in this Section 3(a). The Company may either (1) exercise its Right of First Refusal in full or in part and purchase such Shares pursuant to this Section 3(a), (2) decline to exercise its Right of First Refusal in full or in part and permit the sale or transfer of such Shares to the Proposed Transferee (as defined below) in full or in part, or (3) decline to exercise its Right of First Refusal in full or in part and decline the request to sell or transfer the Shares in full or in part.
(i)Notice of Proposed Transfer. The Holder of the Shares shall deliver to the Company a written or electronic notice (the “Notice”) stating: (A) the Holder’s desire to sell or otherwise transfer such Shares; (B) the name of each proposed purchaser or other transferee (“Proposed Transferee”); (C) the number of Shares to be sold or transferred to each Proposed Transferee; (D) the terms and conditions of each proposed sale or transfer, including (without limitation) the purchase price for such Shares (the “Purchase Price”); and (E) the Holder’s offer to the Company or its assignee(s) to purchase the Shares at the Purchase Price and upon the same terms (or terms that are no less favorable to the Company).
(ii)Exercise of Right of First Refusal. At any time within 30 days after receipt of the Notice, the Company and/or its assignee(s) shall deliver a written or electronic notice to the Holder indicating whether the Company and/or its assignee(s) elect to permit or reject the proposed sale or transfer, in full or in part, and/or elect to accept or decline the offer to purchase any or all of the Shares proposed to be sold or transferred to any one or more of the Proposed Transferees, at the Purchase Price, provided that if the Purchase Price consists of no legal consideration (as, for example, in the case of a transfer by gift), the purchase price will be the fair market value of the Shares as determined in good faith by the Company. If the Purchase Price includes consideration other than cash, the cash equivalent value of the non-cash consideration shall be determined by the Company in good faith.
(iii)Payment. Payment of the Purchase Price shall be made, at the election of the Company or its assignee(s), in cash (by check), by cancellation of all or a portion of any outstanding indebtedness, by Electronic Transfer to the Holder’s bank account or by any combination thereof within 60 days after receipt of the Notice or in the manner and at the times set forth in the Notice.
(iv)Holder’s Right to Transfer. If any of the Shares proposed in the Notice to be sold or transferred to a given Proposed Transferee are both (A) not purchased by the Company and/or its assignee(s) as provided in this Section 3(a) and (B) approved by the

Company to be sold or transferred, then the Holder may sell or otherwise transfer any such Shares to the applicable Proposed Transferee at the Purchase Price or at a higher price, provided that such sale or other transfer is consummated within 120 days after the date of the Notice; provided that any such sale or other transfer is also effected in accordance with the Bylaw Restrictions, the transfer restrictions set forth in the Plan and any Applicable Laws and the Proposed Transferee agrees in writing that the Plan, the Bylaw Restrictions, and the provisions of the Option Agreement and this Agreement, including this Section 3 and the waiver of statutory information rights in Section 8, shall continue to apply to the Shares in the hands of such Proposed Transferee. The Company, in consultation with its legal counsel, may require the Holder to provide an opinion of counsel evidencing compliance with Applicable Laws. If the Shares described in the Notice are not transferred to the Proposed Transferee within such period, or if the Holder proposes to change the price or other terms to make them more favorable to the Proposed Transferee, a new Notice shall be given to the Company, and the Company and/or its assignees shall again have the right to approve such transfer and be offered the Right of First Refusal.
(v)Exception for Certain Family Transfers. Anything to the contrary contained in this Section 3(a) notwithstanding, the transfer of any or all of the Shares during Holder’s lifetime or on Holder’s death by will or intestacy to Holder’s Immediate Family or a trust for the benefit of Holder’s Immediate Family shall be exempt from the provisions of this Section 3(a). “Immediate Family” as used herein shall mean lineal descendant or antecedent, spouse (or spouse’s antecedents), father, mother, brother or sister (or their descendants), stepchild (or their antecedents or descendants), aunt or uncle (or their antecedents or descendants), brother-in-law or sister-in-law (or their antecedents or descendants) and shall include adoptive relationships. In such case, the transferee or other recipient shall receive and hold the Shares so transferred subject to the provisions of the Plan, the Bylaw Restrictions, and the provisions of the Option Agreement and this Agreement, including this Section 3 and Section 8, and there shall be no further transfer of such Shares except in accordance with the terms of this Section 3, the Plan and the Bylaw Restrictions.
(b)Company’s Right to Purchase upon Involuntary Transfer. In the event of any transfer by operation of law or other involuntary transfer (including death or divorce, but excluding a transfer to Immediate Family as set forth in Section 3(a)(v) above) of all or a portion of the Shares by the record holder thereof, the Company shall have an option to purchase any or all of the Shares transferred at the Fair Market Value of the Shares on the date of transfer (as determined by the Company in its sole discretion). Upon such a transfer, the Holder shall promptly notify the Secretary of the Company of such transfer. The right to purchase such Shares shall be provided to the Company for a period of 30 days following receipt by the Company of written or electronic notice from the Holder.
(c)Assignment. The right of the Company to purchase any part of the Shares may be assigned in whole or in part to any holder or holders of capital stock of the Company or other persons or organizations.
(d)Restrictions Binding on Transferees. All transferees of Shares or any interest therein will receive and hold such Shares or interest subject to the Plan, the Bylaw Restrictions, and the provisions of the Option Agreement and this Agreement, including, without limitation, Section 7 of the Option Agreement, Sections 3 and 8 of this Agreement and Section 12 of the Plan. Any sale or transfer of the Shares shall be void unless the provisions of this Agreement are satisfied.
(e)Termination of Rights. The transfer restrictions set forth in Section 3(a) above and Section 12 of the Plan, the Right of First Refusal granted the Company by Section 3(a) above and the option to repurchase the Shares in the event of an involuntary transfer granted the Company by Section 3(b) above shall terminate upon (i) the first sale of Common Stock of the Company to the general public pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission under the Securities Act (other than a registration statement relating solely to the issuance of Common Stock pursuant to a business combination or an employee incentive or benefit plan) or (ii) any transfer or conversion of Shares made pursuant to a statutory merger or statutory consolidation of the Company with or into another corporation or corporations if the common stock of the surviving corporation or any direct or indirect parent corporation thereof is registered under the Exchange Act. Upon termination of such transfer restrictions, the Company will remove any stop-transfer notices referred to in Section 6(b) below and related to the restrictions in this Section 3 and a new stock certificate or, in the case of uncertificated securities, notice of issuance, for the Shares not repurchased shall be issued, on request, without the legend referred to in Section 6(a)(ii) below and delivered to Holder.
(f)Lock-Up Agreement. The lock-up provisions set forth in Section 7 of the Option Agreement shall apply to the Shares issued upon exercise of the Option hereunder and Purchaser reaffirms Purchaser’s obligations set forth therein.
4.Investment and Taxation Representations. In connection with the purchase of the Shares, Purchaser represents to the Company the following:
(a)Purchaser is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Shares. Purchaser is purchasing the Shares for investment for Purchaser’s own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act or under any applicable provision of state law. Purchaser does not have any present intention to transfer the Shares to any other person or entity.
(b)Purchaser understands that the Shares have not been registered under the Securities Act by reason of a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Purchaser’s investment intent as expressed herein.
(c)Purchaser further acknowledges and understands that the securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Purchaser further acknowledges and understands that the Company is under no obligation to register the securities.
(d)Purchaser is familiar with the provisions of Rule 144, promulgated under the Securities Act, which, in substance, permits limited public resale of “restricted securities”

acquired, directly or indirectly, from the issuer of the securities (or from an affiliate of such issuer), in a non-public offering subject to the satisfaction of certain conditions. Purchaser understands that the Company provides no assurances as to whether he or she will be able to resell any or all of the Shares pursuant to Rule 144, which rule requires, among other things, that the Company be subject to the reporting requirements of the Exchange Act, that resales of securities take place only after the holder of the Shares has held the Shares for certain specified time periods, and under certain circumstances, that resales of securities be limited in volume and take place only pursuant to brokered transactions. Notwithstanding this Section 4(d), Purchaser acknowledges and agrees to the restrictions set forth in Section 4(e) below.
(e)Purchaser further understands that in the event all of the applicable requirements of Rule 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rule 144 is not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk.
(f)Purchaser understands that Purchaser may suffer adverse tax consequences as a result of Purchaser’s purchase or disposition of the Shares. Purchaser represents that Purchaser has consulted any tax consultants Purchaser deems advisable in connection with the purchase or disposition of the Shares and that Purchaser is not relying on the Company for any tax advice.
5.Voting Provisions. As a condition precedent to entering into this Agreement, at the request of the Company, Purchaser shall become a party to any voting agreement to which the Company is a party at the time of Purchaser’s execution and delivery of this Agreement, as such voting agreement may be thereafter amended from time to time (the “Voting Agreement”), by executing an adoption agreement or counterpart signature page agreeing to be bound by and subject to the terms of the Voting Agreement and to vote the Shares in the capacity of a “Common Holder” and a “Stockholder,” as such terms may be defined in the Voting Agreement.
6.Restrictive Legends and Stop-Transfer Orders.
(a)Legends. Any stock certificate or, in the case of uncertificated securities, notice of issuance, for the Shares shall bear the following legends (as well as any legends required by the Company or applicable state and federal corporate and securities laws):
(i)“THE SECURITIES REFERENCED HEREIN HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISTRIBUTION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL IN A FORM SATISFACTORY TO

THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.”
(ii)“THE SECURITIES REFERENCED HEREIN MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF AN AGREEMENT BETWEEN THE COMPANY AND THE STOCKHOLDER, A COPY OF WHICH IS ON FILE WITH AND MAY BE OBTAINED FROM THE SECRETARY OF THE COMPANY AT NO CHARGE.”
(iii)“THE TRANSFER OF THE SECURITIES IS SUBJECT TO CERTAIN TRANSFER RESTRICTIONS SET FORTH IN THE COMPANY’S AMENDED AND RESTATED BYLAWS (AS AMENDED FROM TIME TO TIME) AND THE COMPANY’S STOCK PLAN, COPIES OF WHICH MAY BE OBTAINED UPON WRITTEN REQUEST TO THE COMPANY AT ITS PRINCIPAL PLACE OF BUSINESS. THE COMPANY SHALL NOT REGISTER OR OTHERWISE RECOGNIZE OR GIVE EFFECT TO ANY PURPORTED TRANSFER OF SECURITIES THAT DOES NOT COMPLY WITH SUCH TRANSFER RESTRICTIONS.”
(iv)Any legend required by the Voting Agreement, as applicable.
(b)Stop-Transfer Notices. Purchaser agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.
(c)Refusal to Transfer. The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or the Plan or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.
(d)Required Notices. Purchaser acknowledges that the Shares are issued and shall be held subject to all the provisions of this Section 6, the Certificate of Incorporation and the Bylaws of the Company and any amendments thereto, copies of which are on file at the principal office of the Company. A statement of all of the rights, preferences, privileges and restrictions granted to or imposed upon the respective classes and/or series of shares of stock of the Company and upon the holders thereof may be obtained by any stockholder upon request and without charge, at the principal office of the Company, and the Company will furnish any stockholder, upon request and without charge, a copy of such statement. Purchaser acknowledges that the provisions of this Section 6 shall constitute the notices required by Sections 151(f) and 202(a) of the Delaware General Corporation Law and the Purchaser hereby expressly waives the requirement of Section 151(f) of the Delaware General Corporation Law that it receive the written notice provided for in Sections 151(f) and 202(a) of the Delaware General Corporation Law within a reasonable time after the issuance of the Shares.
7.No Employment Rights. Nothing in this Agreement shall affect in any manner whatsoever the right or power of the Company, or a parent, subsidiary or affiliate of the

Company, to terminate Purchaser’s employment or consulting relationship, for any reason, with or without cause.
8.Waiver of Statutory Information Rights. Purchaser acknowledges and understands that, but for the waiver made herein, Purchaser would be entitled, upon written demand under oath stating the purpose thereof, to inspect for any proper purpose, and to make copies and extracts from, the Company’s stock ledger, a list of its stockholders, and its other books and records, and the books and records of subsidiaries of the Company, if any, under the circumstances and in the manner provided in Section 220 of the General Corporation Law of Delaware (any and all such rights, and any and all such other rights of Purchaser as may be provided for in Section 220, the “Inspection Rights”). In light of the foregoing, until the first sale of Common Stock of the Company to the general public pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission under the Securities Act of 1933, as amended, Purchaser hereby unconditionally and irrevocably waives the Inspection Rights, whether such Inspection Rights would be exercised or pursued directly or indirectly pursuant to Section 220 or otherwise, and covenants and agrees never to directly or indirectly commence, voluntarily aid in any way, prosecute, assign, transfer, or cause to be commenced any claim, action, cause of action, or other proceeding to pursue or exercise the Inspection Rights. The foregoing waiver applies to the Inspection Rights of Purchaser in Purchaser’s capacity as a stockholder and shall not affect any rights of a director, in his or her capacity as such, under Section 220. The foregoing waiver shall not apply to any contractual inspection rights of Purchaser under any written agreement with the Company.
9.Miscellaneous.
(a)Governing Law. The validity, interpretation, construction and performance of this Agreement, and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the state of California, without giving effect to principles of conflicts of law. For purposes of litigating any dispute that may arise directly or indirectly from this Agreement, the parties hereby submit and consent to the exclusive jurisdiction of the state of California and agree that any such litigation shall be conducted only in the courts of California or the federal courts of the United States located in California and no other courts.
(b)Entire Agreement. This Agreement sets forth the entire agreement and understanding of the parties relating to the subject matter herein and supersedes all prior or contemporaneous discussions, understandings and agreements, whether oral or written, between them relating to the subject matter hereof. Notwithstanding the foregoing, in the event of a conflict between the terms and provisions of the Bylaws and the terms and provisions of this Agreement, the terms and provisions in the Bylaws shall prevail.
(c)Amendments and Waivers. No modification of or amendment to this Agreement, nor any waiver of any rights under this Agreement, shall be effective unless in writing signed by the parties to this Agreement. No delay or failure to require performance of any provision of this Agreement shall constitute a waiver of that provision as to that or any other instance.

(d)Successors and Assigns. Except as otherwise provided in this Agreement, this Agreement, and the rights and obligations of the parties hereunder, will be binding upon and inure to the benefit of their respective successors, assigns, heirs, executors, administrators and legal representatives. The Company may assign any of its rights and obligations under this Agreement. No other party to this Agreement may assign, whether voluntarily or by operation of law, any of its rights and obligations under this Agreement, except with the prior written consent of the Company.
(e)Notices. Any notice, demand or request required or permitted to be given under this Agreement shall be in writing and shall be deemed sufficient (i) when delivered personally or by overnight courier or sent by email, (ii) when effected via eShares by the Party giving such notice, demand or request (regardless of the time of actual receipt by the party to receive such notice, demand or request) or (iii) 48 hours after being deposited in the U.S. mail as certified or registered mail with postage prepaid, addressed to the party to be notified at such party’s address as set forth on the signature page, as subsequently modified by written notice, or if no address is specified on the signature page, at the most recent address set forth in the Company’s books and records.
(f)Severability. If one or more provisions of this Agreement are held to be unenforceable under Applicable Law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision shall be excluded from this Agreement, (ii) the balance of the Agreement shall be interpreted as if such provision were so excluded and (iii) the balance of the Agreement shall be enforceable in accordance with its terms.
(g)Construction. This Agreement is the result of negotiations between and has been reviewed by each of the parties hereto and their respective counsel, if any; accordingly, this Agreement shall be deemed to be the product of all of the parties hereto, and no ambiguity shall be construed in favor of or against any one of the parties hereto.
(h)Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, and all of which together shall constitute one and the same agreement. Execution of a facsimile copy will have the same force and effect as execution of an original, and a facsimile signature will be deemed an original and valid signature.
(i)Electronic Delivery. The Company may, in its sole discretion, decide to deliver any documents related to this Agreement or any notices required by applicable law or the Company’s Certificate of Incorporation or Bylaws by email or any other electronic means, including, without limitation, via eShares, according to the protocols thereof. Purchaser hereby consents to (i) conduct business electronically (ii) receive such documents and notices by such electronic delivery including, without limitation, via eShares, according to the protocols thereof and (iii) sign documents electronically and agrees to participate through an on-line or electronic system including, without limitation, via eShares, according to the protocols thereof established and maintained by the Company or a third party designated by the Company. Any delivery or receipt of any document or other materials in connection with this Option, whether by the

Company or by the Optionee, shall be deemed valid and effective when made in accordance with the protocols of the eShares platform.
(j)California Corporate Securities Law. THE SALE OF THE SECURITIES WHICH ARE THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF THE SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO THE QUALIFICATION IS UNLAWFUL, UNLESS THE SALE OF SECURITIES IS EXEMPT FROM QUALIFICATION BY SECTION 25100, 25102 OR 25105 OF THE CALIFORNIA CORPORATIONS CODE. THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON THE QUALIFICATION BEING OBTAINED, UNLESS THE SALE IS SO EXEMPT.
[Signature Page Follows]

The parties have executed this Exercise Agreement as of the date first set forth above.

THE COMPANY:

COINBASE GLOBAL, INC.

By:
(Signature)

Name:

Title:

Address:

PURCHASER:

(PRINT NAME)

(Signature) Address:

Email:

I, ______________________, spouse of ______________________ (“Purchaser”), have read and hereby approve the foregoing Agreement. In consideration of the Company’s granting my spouse the right to purchase the Shares as set forth in the Agreement, I hereby agree to be bound irrevocably by the Agreement and further agree that any community property or other such interest that I may have in the Shares shall hereby be similarly bound by the Agreement. I hereby appoint my spouse as my attorney-in-fact with respect to any amendment or exercise of any rights under the Agreement.

Spouse of Purchaser (if applicable)

COINBASE GLOBAL, INC.
2013 STOCK PLAN
NOTICE OF STOCK OPTION GRANT
[Optionee Name]
[Optionee Address Line 1]
[Optionee Address Line 2]
You have been granted an option to purchase Common Stock of Coinbase Global, Inc., a Delaware corporation (the “Company”), as follows:

Date of Grant:	[●]

Exercise Price Per Share:	$[●]

Total Number of Shares:	[●]

Total Exercise Price:	$[●]

Type of Option:	[●] Incentive Stock Option [●] Nonstatutory Stock Option

Expiration Date:	[●]

Vesting Commencement Date:	[●]

Vesting/Exercise Schedule:
The Option is immediately exercisable. So long as your Continuous Service Status does not terminate, the Shares underlying this Option shall vest in accordance with the following schedule: [●] of the Total Number of Shares shall vest on the [●] anniversary of the Vesting Commencement Date and [●] of the Total Number of Shares shall vest on the corresponding day of each month thereafter (and if there is no corresponding day, the last day of the month).

Termination Period:
Except as set forth in Section 5 of the Stock Option Agreement, you may exercise this Option for 3 months after termination of your Continuous Service Status, provided that if on your termination date, you have completed a minimum of 2 years of Continuous Service Status (as determined by the Company), then you may exercise this Option for 7 years after termination of your Continuous Service Status; provided, however, in no event may the Option be exercised later than the Expiration Date. Notwithstanding the foregoing, this Option may terminate earlier pursuant to the Coinbase Global, Inc. 2013 Stock Plan (the “Plan”), including (without limitation) upon a dissolution, liquidation or Corporate Transaction (as defined in the Plan) of the Company. You are responsible for keeping track of these exercise periods following the termination of your Continuous Service Status for any reason. The Company will not provide further notice of such periods.

Transferability:	You may not transfer this Option except as set out in Section 6 of the Stock Option Agreement. You must obtain Board approval prior to any transfer of the Shares received upon exercise of this Option.
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By your signature and the signature of the Company’s representative below, you and the Company agree that this Option is granted under and governed by the terms and conditions of this Notice and the Coinbase Global, Inc. 2013 Stock Plan and Option Agreement, both of which are attached to and made a part of this Notice.
In addition, you agree and acknowledge that your rights to any Shares underlying this Option will be earned only as you provide services to the Company over time, that the grant of this Option is not as consideration for services you rendered to the Company prior to your date of hire, and that nothing in this Notice or the attached documents confers upon you any right to continue your employment or consulting relationship with the Company for any period of time, nor does it interfere in any way with your right or the Company’s right to terminate that relationship at any time, for any reason, with or without cause. Also, to the extent applicable, the Exercise Price Per Share has been set in good faith compliance with the applicable guidance issued by the IRS under Section 409A of the Code. However, there is no guarantee that the IRS will agree with the valuation, and by signing below, you agree and acknowledge that the Company, its Board, officers, employees, agents and stockholders shall not be held liable for any applicable costs, taxes, or penalties associated with this Option if, in fact, the IRS or any other person (including, without limitation, a successor corporation or an acquirer in a Change of Control) were to determine that this Option constitutes deferred compensation under Section 409A of the Code. You should consult with your own tax advisor concerning the tax consequences of such a determination by the IRS. For purposes of this paragraph, the term “Company” will be interpreted to include any Parent, Subsidiary or Affiliate.

THE COMPANY:

COINBASE GLOBAL, INC.

By:
(Signature)

Name:
Title:

OPTIONEE:

(PRINT NAME)

(Signature)

Address:

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COINBASE GLOBAL, INC.
2013 STOCK PLAN
STOCK OPTION AGREEMENT
1.Grant of Option. Coinbase Global, Inc., a Delaware corporation (the “Company”), hereby grants to the person (“Optionee”) named in the Notice of Stock Option Grant (the “Notice”), an option (the “Option”) to purchase the total number of shares of Common Stock (the “Shares”) set forth in the Notice, at the exercise price per Share set forth in the Notice (the “Exercise Price”), subject to the terms, definitions and provisions of the Coinbase Global, Inc. 2013 Stock Plan (the “Plan”) adopted by the Company, which is incorporated in this Stock Option Agreement (this “Agreement”) by reference. Unless otherwise defined in this Agreement, the terms used in this Agreement or the Notice shall have the meanings defined in the Plan.
2.Designation of Option. This Option is intended to be an Incentive Stock Option as defined in Section 422 of the Code only to the extent so designated in the Notice, and to the extent it is not so designated or to the extent this Option does not qualify as an Incentive Stock Option, it is intended to be a Nonstatutory Stock Option.
Notwithstanding the above, if designated as an Incentive Stock Option, in the event that the Shares subject to this Option (and all other incentive stock options granted to Optionee by the Company or any Parent or Subsidiary, including under other plans) that first become exercisable in any calendar year have an aggregate fair market value (determined for each Share as of the date of grant of the option covering such Share) in excess of $100,000, the Shares in excess of $100,000 shall be treated as subject to a nonstatutory stock option, in accordance with Section 5(c) of the Plan.
3.Exercise of Option. This Option shall be exercisable during its term in accordance with the Vesting/Exercise Schedule set out in the Notice and with the provisions of Section 7(c) of the Plan as follows:
(a)Right to Exercise.
(i)This Option may not be exercised for a fraction of a share.
(ii)In the event of Optionee’s death, Disability or other termination of Continuous Service Status, the exercisability of this Option is governed by Section 5 below, subject to the limitations contained in this Section 3.
(ii)In no event may this Option be exercised after the Expiration Date set forth in the Notice.

(b)Method of Exercise.
(i)This Option shall be exercisable by execution and delivery of the Early Exercise Notice and Restricted Stock Purchase Agreement attached hereto as Exhibit A, the Exercise Agreement attached hereto as Exhibit B or of any other form of written notice approved for such purpose by the Company which shall state Optionee’s election to exercise this Option, the number of Shares in respect of which this Option is being exercised, and such other representations and agreements as to the holder’s investment intent with respect to such Shares as may be required by the Company pursuant to the provisions of the Plan. Such written notice shall be signed by Optionee and shall be delivered to the Company by such means as are determined by the Company in its discretion to constitute adequate delivery. The written notice shall be accompanied by payment of the aggregate Exercise Price for the purchased Shares.
(ii)As a condition to the exercise of this Option and as further set forth in Section 9 of the Plan, Optionee agrees to make adequate provision for federal, state or other applicable tax, withholding, required deductions or other payments, if any, which arise upon the grant, vesting or exercise of this Option, or disposition of Shares, whether by withholding, direct payment to the Company, or otherwise, as determined by the Company in its sole discretion.
(iii)The Company is not obligated, and will have no liability for failure, to issue or deliver any Shares upon exercise of this Option unless such issuance or delivery would comply with the Applicable Laws, with such compliance determined by the Company in consultation with its legal counsel. This Option may not be exercised until such time as the Plan has been approved by the holders of capital stock of the Company, or if the issuance of such Shares upon such exercise or the method of payment of consideration for such Shares would constitute a violation of any Applicable Laws, including any applicable U.S. federal or state securities laws or any other law or regulation, including any rule under Part 221 of Title 12 of the Code of Federal Regulations as promulgated by the Federal Reserve Board. As a condition to the exercise of this Option, the Company may require Optionee to make any representation and warranty to the Company as may be required by the Applicable Laws. Assuming such compliance, for income tax purposes the Shares shall be considered transferred to Optionee on the date on which this Option is exercised with respect to such Shares.
(iv)Subject to compliance with Applicable Laws, this Option shall be deemed to be exercised upon receipt by the Company of the appropriate written notice of exercise accompanied by the Exercise Price and the satisfaction of any applicable obligations described in Section 3(b)(ii) above.
4Method of Payment. Payment of the Exercise Price shall be by cash or check or, following the initial public offering of the Company’s Common Stock, by Cashless Exercise pursuant to which the Optionee delivers an irrevocable direction to a securities broker (on a form prescribed by the Company and according to a procedure established by the Company).
5Termination of Relationship. Following the date of termination of Optionee’s Continuous Service Status for any reason (the “Termination Date”), Optionee may exercise this Option only as set forth in the Notice and this Section 5. If Optionee does not exercise this
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Option within the Termination Period set forth in the Notice or the termination periods set forth below, this Option shall terminate in its entirety. In no event, may any Option be exercised after the Expiration Date of this Option as set forth in the Notice.
(a)Termination Prior to 2 Years of Continuous Service Status. If Optionee’s Continuous Service Status terminates prior to Optionee’s completion of 2 years of Continuous Service Status (as determined by the Company), then Optionee may, to the extent Optionee is vested in the Optioned Stock, exercise this Option as follows:
(i)General Termination. In the event of termination of Optionee’s Continuous Service Status other than as a result of Optionee’s Disability or death or Optionee’s termination for Cause, Optionee may, to the extent Optionee is vested in the Optioned Stock, exercise this Option during the Termination Period set forth in the Notice.
(ii)Termination upon Disability of Optionee. In the event of termination of Optionee’s Continuous Service Status as a result of Optionee’s Disability, Optionee may, but only within 12 months following the Termination Date, exercise this Option to the extent Optionee is vested in the Optioned Stock.
(iii)Death of Optionee. In the event of termination of Optionee’s Continuous Service Status as a result of Optionee’s death, or in the event of Optionee’s death within 3 months following Optionee’s Termination Date, this Option may be exercised at any time within 12 months following the Termination Date, or if later, 12 months following the date of death by any beneficiaries designated in accordance with Section 16 of the Plan or, if there are no such beneficiaries, by the Optionee’s estate, or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent Optionee is vested in the Optioned Stock.
(b)Termination On or After 2 Years of Continuous Service Status. If Optionee’s Continuous Service Status terminates (other than a termination for Cause) on or after the date on which Optionee has completed 2 years of Continuous Service Status (as determined by the Company), Optionee may, to the extent Optionee is vested in the Optioned Stock, exercise this Option during the Termination Period set forth in the Notice and this Option shall terminate with respect to the unvested Shares subject to the Option on the date that is 3 months following Optionee’s termination of Continuous Service Status. In the event that Optionee’s Continuous Service Status terminates as a result of Optionee’s death, this Option may be exercised by any beneficiaries designated in accordance with Section 16 of the Plan or, if there are no such beneficiaries, by the Optionee’s estate, or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent Optionee is vested in the Optioned Stock.
(c)Termination for Cause. In the event of termination of Optionee’s Continuous Service Status for Cause at any time, this Option (including any vested portion thereof) shall immediately terminate in its entirety upon first notification to Optionee of such termination for Cause. If Optionee’s Continuous Service Status is suspended pending an investigation of whether Optionee’s Continuous Service Status will be terminated for Cause, all
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Optionee’s rights under this Option, including the right to exercise this Option, shall be suspended during the investigation period.
6Non-Transferability of Option. This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by him or her. The terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of Optionee.
7Lock-Up Agreement. If so requested by the Company or the underwriters in connection with the initial public offering of the Company’s securities registered under the Securities Act of 1933, as amended, Optionee shall not sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any securities of the Company however or whenever acquired (except for those being registered) without the prior written consent of the Company or such underwriters, as the case may be, for 180 days from the effective date of the registration statement, plus such additional period, to the extent required by FINRA rules, up to a maximum of 216 days from the effective date of the registration statement, and Optionee shall execute an agreement reflecting the foregoing as may be requested by the underwriters at the time of such offering.
8Effect of Agreement. Optionee acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof (and has had an opportunity to consult counsel regarding the Option terms), and hereby accepts this Option and agrees to be bound by its contractual terms as set forth herein and in the Plan. Optionee hereby agrees to accept as binding, conclusive and final all decisions and interpretations of the Administrator regarding any questions relating to this Option. In the event of a conflict between the terms and provisions of the Plan and the terms and provisions of the Notice and this Agreement, the Plan terms and provisions shall prevail.
9Imposition of Other Requirements. The Company reserves the right to impose other requirements on Optionee’s participation in the Plan, on this Option and the Shares subject to this Option and on any other Award or Shares acquired under the Plan, to the extent the Company determines it is necessary or advisable in order to comply with Applicable Laws or facilitate the administration of the Plan. Optionee agrees to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing. Furthermore, Optionee acknowledges that the Applicable Laws of the country in which Optionee is residing or working at the time of grant, holding, vesting, and exercise of the Option or the holding or sale of Shares received pursuant to the Option (including any rules or regulations governing securities, foreign exchange, tax, labor, or other matters) may subject Optionee to additional procedural or regulatory requirements that Optionee is and will be solely responsible for and must fulfill.
10Electronic Delivery. The Company may, in its sole discretion, decide to deliver any documents related to Optionee’s current or future participation in the Plan, this Option, the Shares subject to this Option, any other Company Securities or any other Company-related documents, by electronic means. By accepting this Option, whether electronically or otherwise, Optionee hereby (i) consents to receive such documents by electronic means, (ii) consents to the use of electronic signatures, and (iii) if applicable, agrees to participate in the Plan and/or receive
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any such documents through an on-line or electronic system established and maintained by the Company or a third party designated by the Company, including but not limited to the use of electronic signatures or click-through electronic acceptance of terms and conditions.
11Miscellaneous.
(a)Governing Law. The validity, interpretation, construction and performance of this Agreement, and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the state of California, without giving effect to principles of conflicts of law. For purposes of litigating any dispute that may arise directly or indirectly from this Agreement, the parties hereby submit and consent to the exclusive jurisdiction of the state of California and agree that any such litigation shall be conducted only in the courts of California or the federal courts of the United States located in California and no other courts.
(b)Entire Agreement. This Agreement sets forth the entire agreement and understanding of the parties relating to the subject matter herein and supersedes all prior or contemporaneous discussions, understandings and agreements, whether oral or written, between them relating to the subject matter hereof.
(c)Amendments and Waivers. No modification of or amendment to this Agreement, nor any waiver of any rights under this Agreement, shall be effective unless in writing signed by the parties to this Agreement. No delay or failure to require performance of any provision of this Agreement shall constitute a waiver of that provision as to that or any other instance.
(d)Successors and Assigns. Except as otherwise provided in this Agreement, this Agreement, and the rights and obligations of the parties hereunder, will be binding upon and inure to the benefit of their respective successors, assigns, heirs, executors, administrators and legal representatives. The Company may assign any of its rights and obligations under this Agreement. No other party to this Agreement may assign, whether voluntarily or by operation of law, any of its rights and obligations under this Agreement, except with the prior written consent of the Company.
(e)Notices. Any notice, demand or request required or permitted to be given under this Agreement shall be in writing and shall be deemed sufficient when delivered personally or by overnight courier or sent by email, or 48 hours after being deposited in the U.S. mail as certified or registered mail with postage prepaid, addressed to the party to be notified at such party’s address as set forth on the signature page, as subsequently modified by written notice, or if no address is specified on the signature page, at the most recent address set forth in the Company’s books and records.
(f)Severability. If one or more provisions of this Agreement are held to be unenforceable under Applicable Laws, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision shall be excluded from this Agreement,
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(ii) the balance of the Agreement shall be interpreted as if such provision were so excluded and (iii) the balance of the Agreement shall be enforceable in accordance with its terms.
(g)Construction. This Agreement is the result of negotiations between and has been reviewed by each of the parties hereto and their respective counsel, if any; accordingly, this Agreement shall be deemed to be the product of all of the parties hereto, and no ambiguity shall be construed in favor of or against any one of the parties hereto.
(h)Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, and all of which together shall constitute one and the same agreement. Execution of a facsimile copy will have the same force and effect as execution of an original, and a facsimile signature will be deemed an original and valid signature.
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EXHIBIT A
COINBASE GLOBAL, INC.
2013 STOCK PLAN
EARLY EXERCISE NOTICE AND RESTRICTED STOCK PURCHASE AGREEMENT
This Agreement (“Agreement”) is made as of [●] by and between Coinbase Global, Inc., a Delaware corporation (the “Company”), and [●] (“Purchaser”). To the extent any capitalized terms used in this Agreement are not defined, they shall have the meaning ascribed to them in the Company’s 2013 Stock Plan (the “Plan”) and the Option Agreement (as defined below).
1.Exercise of Option. Subject to the terms and conditions hereof, Purchaser hereby elects to exercise his or her option to purchase [●] shares of the Common Stock (the “Shares”) of the Company under and pursuant to the Plan, the Notice of Stock Option Grant and the Stock Option Agreement granted [●] (the “Option Agreement”). Of these Shares, Purchaser has elected to purchase [●] of those Shares which have become vested as of the date hereof under the Vesting/Exercise Schedule set forth in the Notice of Stock Option Grant (the “Vested Shares”) and [●] Shares which have not yet vested under such Vesting/Exercise Schedule (the “Unvested Shares”). The purchase price for the Shares shall be $[●] per Share for a total purchase price of $[●]. The term “Shares” refers to the purchased Shares and all securities received in connection with the Shares pursuant to stock dividends or splits, all securities received in replacement of the Shares in a recapitalization, merger, reorganization, exchange or the like, and all new, substituted or additional securities or other property to which Purchaser is entitled by reason of Purchaser’s ownership of the Shares.
2.Time and Place of Exercise. The purchase and sale of the Shares under this Agreement shall occur at the principal office of the Company simultaneously with the execution and delivery of this Agreement, the payment of the aggregate exercise price by any method listed in Section 4 of the Option Agreement, and the satisfaction of any applicable tax, withholding, required deductions or other payments, all in accordance with the provisions of Section 3(b) of the Option Agreement. The Company shall issue the Shares to Purchaser by entering such Shares in Purchaser’s name as of such date in the books and records of the Company or, if applicable, a duly authorized transfer agent of the Company, against payment of the exercise price therefor by Purchaser. The Company will deliver to Purchaser a stock certificate or, in the case of uncertificated securities, notice of issuance, for the Shares as soon as practicable following such date.
3.Limitations on Transfer. Purchaser acknowledges and agrees that the Shares purchased under this Agreement are subject to (i) the transfer restrictions set forth in Section 12 of the Plan, (ii) the terms and conditions that apply to the Company’s Common Stock, as set forth in the Company’s Amended and Restated Bylaws, including (without limitation) certain transfer restrictions set forth in Section 8.9 of the Company’s Amended and Restated Bylaws, as in effect at the time of any proposed transfer (the “Bylaw Restrictions”), and (iii) any other limitation or restriction on transfer created by Applicable Laws. In addition to the foregoing limitations on transfer, Purchaser shall not assign, encumber or dispose of any interest in the Shares while the Shares are subject to the Company’s Repurchase Option (as defined below). After any Shares have been released from such Repurchase Option, Purchaser shall not assign, encumber or dispose of any interest in the Shares except to the extent permitted by, and in compliance with, Section 12 of the Plan, the Bylaw Restrictions, Applicable Laws, and the provisions below.
(a)Repurchase Option.
(i)In the event of the voluntary or involuntary termination of Purchaser’s Continuous Service Status with the Company for any reason (including, without limitation, resignation, death or Disability), with or without Cause, the Company shall upon the date of such termination (the “Termination Date”) have an irrevocable, exclusive option (the “Repurchase Option”) for a period of 3 months from such date to repurchase all or any portion of the Unvested Shares (as defined below) held by Purchaser as of the Termination Date at the original purchase price per Share (adjusted for any stock splits, stock dividends and the like) specified in Section 1. As used herein, “Unvested Shares” means Shares that have not yet been released from the Repurchase Option.
(ii)Unless the Company notifies Purchaser within 3 months from the Termination Date that it does not intend to exercise its Repurchase Option with respect to some or all of the Unvested Shares, the Repurchase Option shall be deemed automatically exercised by the Company as of the end of such 3-month period following the Termination Date, provided that the Company may notify Purchaser that it is exercising its Repurchase Option as of a date prior to the end of such 3-month period. Unless Purchaser is otherwise notified by the Company pursuant to the preceding sentence that the Company does not intend to exercise its Repurchase Option as to some or all of the Unvested Shares to which it applies at the time of termination, execution of this Agreement by Purchaser constitutes written notice to Purchaser of the Company’s intention to exercise its Repurchase Option with respect to all Unvested Shares to which such Repurchase Option applies. The Company, at its choice, may satisfy its payment obligation to Purchaser with respect to exercise of the Repurchase Option by either (A) delivering a check to Purchaser in the amount of the purchase price for the Unvested Shares being repurchased, or (B) in the event Purchaser is indebted to the Company, canceling an amount of such indebtedness equal to the purchase price for the Unvested Shares being repurchased, or (C) by a combination of (A) and (B) so that the combined payment and cancellation of indebtedness equals such purchase price. In the event of any deemed automatic exercise of the Repurchase Option pursuant to this Section 3(a)(ii) in which Purchaser is indebted to the Company, such indebtedness equal to the purchase price of the Unvested Shares being repurchased shall be deemed automatically canceled as of the end of such 3-month period following the Termination Date unless the Company otherwise satisfies its payment obligations. As a result of any repurchase of Unvested Shares pursuant to this Section 3, the Company shall become the legal and beneficial owner of the Unvested Shares being repurchased and shall have all rights and interest therein or related thereto, and the Company shall have the right to transfer to its own name the number of Unvested Shares being repurchased by the Company, without further action by Purchaser.
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(iii)One hundred percent (100%) of the Shares shall initially be subject to the Repurchase Option. The Unvested Shares shall be released from the Repurchase Option in accordance with the Vesting/Exercise Schedule set forth in the Notice of Stock Option Grant until all Shares are released from the Repurchase Option; provided, however, that such scheduled releases from the Repurchase Option shall immediately cease as of the Termination Date. Fractional shares shall be rounded to the nearest whole share.
(b)Transfer Restrictions; Right of First Refusal. Before any Shares held by Purchaser or any transferee of Purchaser (either being sometimes referred to herein as the “Holder”) may be sold or otherwise transferred (including transfer by gift or operation of law), the Company shall first have the right to approve such sale or transfer, in full or in part, and shall then have the right to purchase all or any part of the Shares proposed to be sold or transferred, in each case, in its sole and absolute discretion (the “Right of First Refusal”). If the Holder would like to sell or transfer any Shares, the Holder must provide the Company or its assignee(s) with a Notice (as defined below) requesting approval to sell or transfer the Shares and offering the Company or its assignee(s) a Right of First Refusal on the same terms and conditions set forth in this Section 3(b). The Company may either (1) exercise its Right of First Refusal in full or in part and purchase such Shares pursuant to this Section 3(b), (2) decline to exercise its Right of First Refusal in full or in part and permit the sale or transfer of such Shares to the Proposed Transferee (as defined below) in full or in part, or (3) decline to exercise its Right of First Refusal in full or in part and decline the request to sell or transfer the Shares in full or in part.
(i)Notice of Proposed Transfer. The Holder of the Shares shall deliver to the Company a written notice (the “Notice”) stating: (A) the Holder’s intention to sell or otherwise transfer such Shares; (B) the name of each proposed purchaser or other transferee (“Proposed Transferee”); (C) the number of Shares to be sold or transferred to each Proposed Transferee; (D) the terms and conditions of each proposed sale or transfer, including (without limitation) the purchase price for such Shares (the “Purchase Price”); and (E) the Holder’s offer to the Company or its assignee(s) to purchase the Shares at the Purchase Price and upon the same terms (or terms that are no less favorable to the Company).
(ii)Exercise of Right of First Refusal. At any time within 30 days after receipt of the Notice, the Company and/or its assignee(s) shall deliver a written notice to the Holder indicating whether the Company and/or its assignee(s) elect to permit or reject the proposed sale or transfer, in full or in part, and/or elect to accept or decline the offer to purchase any or all of the Shares proposed to be sold or transferred to any one or more of the Proposed Transferees, at the Purchase Price, provided that if the Purchase Price consists of no legal consideration (as, for example, in the case of a transfer by gift), the purchase price will be the fair market value of the Shares as determined in good faith by the Company. If the Purchase Price includes consideration other than cash, the cash equivalent value of the non-cash consideration shall be determined by the Company in good faith.
(iii)Payment. Payment of the Purchase Price shall be made, at the election of the Company or its assignee(s), in cash (by check), by cancellation of all or a portion
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of any outstanding indebtedness, or by any combination thereof within 60 days after receipt of the Notice or in the manner and at the times set forth in the Notice.
(iv)Holder’s Right to Transfer. If any of the Shares proposed in the Notice to be sold or transferred to a given Proposed Transferee are both (A) not purchased by the Company and/or its assignee(s) as provided in this Section 3(b) and (B) approved by the Company to be sold or transferred, then the Holder may sell or otherwise transfer any such Shares to the applicable Proposed Transferee at the Purchase Price or at a higher price, provided that such sale or other transfer is consummated within 120 days after the date of the Notice; provided that any such sale or other transfer is also effected in accordance with the Bylaw Restrictions, the transfer restrictions set forth in the Plan and any Applicable Laws and the Proposed Transferee agrees in writing that the Plan, the Bylaw Restrictions, and the provisions of the Option Agreement and this Agreement, including this Section 3 and the waiver of statutory information rights in Section 10, shall continue to apply to the Shares in the hands of such Proposed Transferee. The Company, in consultation with its legal counsel, may require the Holder to provide an opinion of counsel evidencing compliance with Applicable Laws. If the Shares described in the Notice are not transferred to the Proposed Transferee within such period, or if the Holder proposes to change the price or other terms to make them more favorable to the Proposed Transferee, a new Notice shall be given to the Company, and the Company and/or its assignees shall again have the right to approve such transfer and be offered the Right of First Refusal.
(v)Exception for Certain Family Transfers. Anything to the contrary contained in this Section 3(b) notwithstanding, the transfer of any or all of the Shares during Holder’s lifetime or on Holder’s death by will or intestacy to Holder’s Immediate Family or a trust for the benefit of Holder’s Immediate Family shall be exempt from the provisions of this Section 3(b). “Immediate Family” as used herein shall mean lineal descendant or antecedent, spouse (or spouse’s antecedents), father, mother, brother or sister (or their descendants), stepchild (or their antecedents or descendants), aunt or uncle (or their antecedents or descendants), brother-in-law or sister-in-law (or their antecedents or descendants) and shall include adoptive relationships. In such case, the transferee or other recipient shall receive and hold the Shares so transferred subject to the provisions of the Plan, the Bylaw Restrictions, and the provisions of the Option Agreement and this Agreement, including this Section 3 and Section 10, and there shall be no further transfer of such Shares except in accordance with the terms of this Section 3, the Plan and the Bylaw Restrictions.
(c)Company’s Right to Purchase upon Involuntary Transfer. In the event of any transfer by operation of law or other involuntary transfer (including death or divorce, but excluding a transfer to Immediate Family as set forth in Section 3(b)(v) above) of all or a portion of the Shares by the record holder thereof, the Company shall have an option to purchase any or all of the Shares transferred at the Fair Market Value of the Shares on the date of transfer (as determined by the Company in its sole discretion). Upon such a transfer, the Holder shall promptly notify the Secretary of the Company of such transfer. The right to purchase such Shares shall be provided to the Company for a period of 30 days following receipt by the Company of written notice from the Holder.
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(d)Assignment. The right of the Company to purchase any part of the Shares may be assigned in whole or in part to any holder or holders of capital stock of the Company or other persons or organizations.
(e)Restrictions Binding on Transferees. All transferees of Shares or any interest therein will receive and hold such Shares or interest subject to the Plan, the Bylaw Restrictions, and the provisions of the Option Agreement and this Agreement, including, without limitation, Section 7 of the Option Agreement, Sections 3 and 10 of this Agreement and Section 12 of the Plan and, including, insofar as applicable, the Repurchase Option. In the event of any purchase by the Company hereunder where the Shares or interest are held by a transferee, the transferee shall be obligated, if requested by the Company, to transfer the Shares or interest to the Purchaser for consideration equal to the amount to be paid by the Company hereunder. In the event the Repurchase Option is deemed exercised by the Company pursuant to Section 3(a)(ii) hereof, the Company may deem any transferee to have transferred the Shares or interest to Purchaser prior to their purchase by the Company, and payment of the purchase price by the Company to such transferee shall be deemed to satisfy Purchaser’s obligation to pay such transferee for such Shares or interest, and also to satisfy the Company’s obligation to pay Purchaser for such Shares or interest. Any sale or transfer of the Shares shall be void unless the provisions of this Agreement are satisfied.
(f)Termination of Rights. The transfer restrictions set forth in Section 3(b) above and Section 12 of the Plan, the Right of First Refusal granted the Company by Section 3(b) above and the right to repurchase the Shares in the event of an involuntary transfer granted the Company by Section 3(c) above shall terminate upon the first sale of Common Stock of the Company to the general public pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission under the Securities Act (other than a registration statement relating solely to the issuance of Common Stock pursuant to a business combination or an employee incentive or benefit plan) or any transfer or conversion of Shares made pursuant to a statutory merger or statutory consolidation of the Company with or into another corporation or corporations if the common stock of the surviving corporation or any direct or indirect parent corporation thereof is registered under the Exchange Act. Upon termination of such transfer restrictions, the Company will remove any stop-transfer notices referred to in Section 7(b) below and related to the restrictions in this Section 3 and a new stock certificate or, in the case of uncertificated securities, notice of issuance, for the Shares not repurchased shall be issued, on request, without the legend referred to in Section 7(a)(ii) below and delivered to Holder.
(g)Lock-Up Agreement. The lock-up provisions set forth in Section 7 of the Option Agreement shall apply to the Shares issued upon exercise of the Option hereunder and Purchaser reaffirms Purchaser’s obligations set forth therein.
4.Escrow of Unvested Shares. For purposes of facilitating the enforcement of the provisions of Section 3(a) above, Purchaser agrees, immediately upon receipt of the stock certificate(s) or, in the case of uncertificated securities, notice of issuance, for the Shares subject to the Repurchase Option, to deliver any such stock certificate(s), as well as a Stock Power in the
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form attached to this Agreement as Attachment A executed by Purchaser and by Purchaser’s spouse (if required for transfer), in blank, to the Secretary of the Company, or the Secretary’s designee, to hold such Shares (and such stock certificate(s), if any) and Stock Power in escrow and to take all such actions and to effectuate all such transfers and/or releases as are required in accordance with the terms of this Agreement. Purchaser hereby acknowledges that the Secretary of the Company, or the Secretary’s designee, is so appointed as the escrow holder with the foregoing authorities as a material inducement to make this Agreement and that said appointment is coupled with an interest and is accordingly irrevocable. Purchaser agrees that said escrow holder shall not be liable to any party hereof (or to any other party). The escrow holder may rely upon any letter, notice or other document executed by any signature purported to be genuine and may resign at any time. Purchaser agrees that if the Secretary of the Company, or the Secretary’s designee, resigns as escrow holder for any or no reason, the Board shall have the power to appoint a successor to serve as escrow holder pursuant to the terms of this Agreement.
5.Investment and Taxation Representations. In connection with the purchase of the Shares, Purchaser represents to the Company the following:
(a)Purchaser is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Shares. Purchaser is purchasing the Shares for investment for Purchaser’s own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act or under any applicable provision of state law. Purchaser does not have any present intention to transfer the Shares to any other person or entity.
(b)Purchaser understands that the Shares have not been registered under the Securities Act by reason of a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Purchaser’s investment intent as expressed herein.
(c)Purchaser further acknowledges and understands that the securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Purchaser further acknowledges and understands that the Company is under no obligation to register the securities.
(d)Purchaser is familiar with the provisions of Rule 144, promulgated under the Securities Act, which, in substance, permits limited public resale of “restricted securities” acquired, directly or indirectly, from the issuer of the securities (or from an affiliate of such issuer), in a non-public offering subject to the satisfaction of certain conditions. Purchaser understands that the Company provides no assurances as to whether he or she will be able to resell any or all of the Shares pursuant to Rule 144, which rule requires, among other things, that the Company be subject to the reporting requirements of the Exchange Act, that resales of securities take place only after the holder of the Shares has held the Shares for certain specified time periods, and under certain circumstances, that resales of securities be limited in volume and take place only pursuant to brokered transactions. Notwithstanding this Section 5(d), Purchaser acknowledges and agrees to the restrictions set forth in Section 5(e) below.
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(e)Purchaser further understands that in the event all of the applicable requirements of Rule 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rule 144 is not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk.
(f)Purchaser understands that Purchaser may suffer adverse tax consequences as a result of Purchaser’s purchase or disposition of the Shares. Purchaser represents that Purchaser has consulted any tax consultants Purchaser deems advisable in connection with the purchase or disposition of the Shares and that Purchaser is not relying on the Company for any tax advice.
6.Voting Provisions. As a condition precedent to entering into this Agreement, at the request of the Company, Purchaser shall become a party to any voting agreement to which the Company is a party at the time of Purchaser’s execution and delivery of this Agreement, as such voting agreement may be thereafter amended from time to time (the “Voting Agreement”), by executing an adoption agreement or counterpart signature page agreeing to be bound by and subject to the terms of the Voting Agreement and to vote the Shares in the capacity of a “Common Holder” and a “Stockholder,” as such terms may be defined in the Voting Agreement.
7.Restrictive Legends and Stop-Transfer Orders.
(a)Legends. Any stock certificate or, in the case of uncertificated securities, any notice of issuance, for the Shares shall bear the following legends (as well as any legends required by the Company or applicable state and federal corporate and securities laws):
(i)“THE SECURITIES REFERENCED HEREIN HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISTRIBUTION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL IN A FORM SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.”
(ii)“THE SECURITIES REFERENCED HEREIN MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF AN AGREEMENT BETWEEN THE COMPANY AND THE STOCKHOLDER, A COPY OF WHICH IS ON FILE WITH AND MAY BE OBTAINED FROM THE SECRETARY OF THE COMPANY AT NO CHARGE.”
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(iii)“THE TRANSFER OF THE SECURITIES REFERENCED HEREIN IS SUBJECT TO CERTAIN TRANSFER RESTRICTIONS SET FORTH IN THE COMPANY’S AMENDED AND RESTATED BYLAWS (AS AMENDED FROM TIME TO TIME) AND THE COMPANY’S STOCK PLAN, COPIES OF WHICH MAY BE OBTAINED UPON WRITTEN REQUEST TO THE COMPANY AT ITS PRINCIPAL PLACE OF BUSINESS. THE COMPANY SHALL NOT REGISTER OR OTHERWISE RECOGNIZE OR GIVE EFFECT TO ANY PURPORTED TRANSFER OF SECURITIES THAT DOES NOT COMPLY WITH SUCH TRANSFER RESTRICTIONS.”
(iv)Any legend required by the Voting Agreement, if applicable.
(b)Stop-Transfer Notices. Purchaser agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.
(c)Refusal to Transfer. The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or the Plan or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.
(d)Required Notices. Purchaser acknowledges that the Shares are issued and shall be held subject to all the provisions of this Section 7, the Certificate of Incorporation and the Bylaws of the Company and any amendments thereto, copies of which are on file at the principal office of the Company. A statement of all of the rights, preferences, privileges and restrictions granted to or imposed upon the respective classes and/or series of shares of stock of the Company and upon the holders thereof may be obtained by any stockholder upon request and without charge, at the principal office of the Company, and the Company will furnish any stockholder, upon request and without charge, a copy of such statement. Purchaser acknowledges that the provisions of this Section 7 shall constitute the notices required by Sections 151(f) and 202(a) of the Delaware General Corporation Law and the Purchaser hereby expressly waives the requirement of Section 151(f) of the Delaware General Corporation Law that it receive the written notice provided for in Sections 151(f) and 202(a) of the Delaware General Corporation Law within a reasonable time after the issuance of the Shares.
8.No Employment Rights. Nothing in this Agreement shall affect in any manner whatsoever the right or power of the Company, or a parent, subsidiary or affiliate of the Company, to terminate Purchaser’s employment or consulting relationship, for any reason, with or without cause.
9.Section 83(b) Election.
(a)Purchaser understands that Section 83(a) of the Internal Revenue Code of 1986, as amended (the “Code”), taxes as ordinary income for a Nonstatutory Stock Option and as alternative minimum taxable income for an Incentive Stock Option the difference between the
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amount paid for the Shares and the Fair Market Value of the Shares as of the date any restrictions on the Shares lapse. In this context, “restriction” means the right of the Company to buy back the Shares pursuant to the Repurchase Option set forth in Section 3(a) of this Agreement. Purchaser understands that Purchaser may elect to be taxed at the time the Shares are purchased, rather than when and as the Repurchase Option expires, by filing an election under Section 83(b) (an “83(b) Election”) of the Code with the Internal Revenue Service within 30 days from the date of purchase. Even if the Fair Market Value of the Shares at the time of the execution of this Agreement equals the amount paid for the Shares, the election must be made to avoid income and alternative minimum tax treatment under Section 83(a) in the future. Purchaser understands that failure to file such an election in a timely manner may result in adverse tax consequences for Purchaser. Purchaser further understands that an additional copy of such election form should be filed with his or her federal income tax return for the calendar year in which the date of this Agreement falls. Purchaser acknowledges that the foregoing is only a summary of the effect of United States federal income taxation with respect to purchase of the Shares hereunder, does not purport to be complete, and is not intended or written to be used, and cannot be used, for the purposes of avoiding taxpayer penalties. Purchaser further acknowledges that the Company has directed Purchaser to seek independent advice regarding the applicable provisions of the Code, the income tax laws of any municipality, state or foreign country in which Purchaser may reside, and the tax consequences of Purchaser’s death, and Purchaser has consulted, and has been fully advised by, Purchaser’s own tax advisor regarding such tax laws and tax consequences or has knowingly chosen not to consult such a tax advisor. Purchaser further acknowledges that neither the Company nor any subsidiary or representative of the Company has made any warranty or representation to Purchaser with respect to the tax consequences of Purchaser’s purchase of the Shares or of the making or failure to make an 83(b) Election. PURCHASER (AND NOT THE COMPANY, ITS AGENTS OR ANY OTHER PERSON) SHALL BE SOLELY RESPONSIBLE FOR APPROPRIATELY FILING SUCH FORM WITH THE IRS, EVEN IF PURCHASER REQUESTS THE COMPANY, ITS AGENTS OR ANY OTHER PERSON MAKE THIS FILING ON PURCHASER’S BEHALF.
(b)Purchaser agrees that he or she will execute and deliver to the Company with this executed Agreement a copy of the Acknowledgment and Statement of Decision Regarding Section 83(b) Election (the “Acknowledgment”) attached hereto as Attachment B. Purchaser further agrees that he or she will execute and submit with the Acknowledgment a copy of the 83(b) Election attached hereto as Attachment C (for tax purposes in connection with the early exercise of an option) if Purchaser has indicated in the Acknowledgment his or her decision to make such an election.
10.Waiver of Statutory Information Rights. Purchaser acknowledges and understands that, but for the waiver made herein, Purchaser would be entitled, upon written demand under oath stating the purpose thereof, to inspect for any proper purpose, and to make copies and extracts from, the Company’s stock ledger, a list of its stockholders, and its other books and records, and the books and records of subsidiaries of the Company, if any, under the circumstances and in the manner provided in Section 220 of the General Corporation Law of Delaware (any and all such rights, and any and all such other rights of Purchaser as may be provided for in Section 220, the “Inspection Rights”). In light of the foregoing, until the first
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sale of Common Stock of the Company to the general public pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission under the Securities Act of 1933, as amended, Purchaser hereby unconditionally and irrevocably waives the Inspection Rights, whether such Inspection Rights would be exercised or pursued directly or indirectly pursuant to Section 220 or otherwise, and covenants and agrees never to directly or indirectly commence, voluntarily aid in any way, prosecute, assign, transfer, or cause to be commenced any claim, action, cause of action, or other proceeding to pursue or exercise the Inspection Rights. The foregoing waiver applies to the Inspection Rights of Purchaser in Purchaser’s capacity as a stockholder and shall not affect any rights of a director, in his or her capacity as such, under Section 220. The foregoing waiver shall not apply to any contractual inspection rights of Purchaser under any written agreement with the Company.
11.Miscellaneous.
(a)Governing Law. The validity, interpretation, construction and performance of this Agreement, and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the state of California, without giving effect to principles of conflicts of law. For purposes of litigating any dispute that may arise directly or indirectly from this Agreement, the parties hereby submit and consent to the exclusive jurisdiction of the state of California and agree that any such litigation shall be conducted only in the courts of California or the federal courts of the United States located in California and no other courts.
(b)Entire Agreement. This Agreement sets forth the entire agreement and understanding of the parties relating to the subject matter herein and supersedes all prior or contemporaneous discussions, understandings and agreements, whether oral or written, between them relating to the subject matter hereof.
(c)Amendments and Waivers. No modification of or amendment to this Agreement, nor any waiver of any rights under this Agreement, shall be effective unless in writing signed by the parties to this Agreement. No delay or failure to require performance of any provision of this Agreement shall constitute a waiver of that provision as to that or any other instance.
(d)Successors and Assigns. Except as otherwise provided in this Agreement, this Agreement, and the rights and obligations of the parties hereunder, will be binding upon and inure to the benefit of their respective successors, assigns, heirs, executors, administrators and legal representatives. The Company may assign any of its rights and obligations under this Agreement. No other party to this Agreement may assign, whether voluntarily or by operation of law, any of its rights and obligations under this Agreement, except with the prior written consent of the Company.
(e)Notices. Any notice, demand or request required or permitted to be given under this Agreement shall be in writing and shall be deemed sufficient when delivered personally or by overnight courier or sent by email, or 48 hours after being deposited in the U.S. mail as certified or registered mail with postage prepaid, addressed to the party to be notified at
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such party’s address as set forth on the signature page, as subsequently modified by written notice, or if no address is specified on the signature page, at the most recent address set forth in the Company’s books and records.
(f)Severability. If one or more provisions of this Agreement are held to be unenforceable under Applicable Law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision shall be excluded from this Agreement, (ii) the balance of the Agreement shall be interpreted as if such provision were so excluded and (iii) the balance of the Agreement shall be enforceable in accordance with its terms.
(g)Construction. This Agreement is the result of negotiations between and has been reviewed by each of the parties hereto and their respective counsel, if any; accordingly, this Agreement shall be deemed to be the product of all of the parties hereto, and no ambiguity shall be construed in favor of or against any one of the parties hereto.
(h)Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, and all of which together shall constitute one and the same agreement. Execution of a facsimile copy will have the same force and effect as execution of an original, and a facsimile signature will be deemed an original and valid signature.
(i)Electronic Delivery. The Company may, in its sole discretion, decide to deliver any documents related to this Agreement or any notices required by applicable law or the Company’s Certificate of Incorporation or Bylaws by email or any other electronic means. Purchaser hereby consents to (i) conduct business electronically (ii) receive such documents and notices by such electronic delivery and (iii) sign documents electronically and agrees to participate through an on-line or electronic system established and maintained by the Company or a third party designated by the Company.
(j)California Corporate Securities Law. THE SALE OF THE SECURITIES WHICH ARE THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF THE SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO THE QUALIFICATION IS UNLAWFUL, UNLESS THE SALE OF SECURITIES IS EXEMPT FROM QUALIFICATION BY SECTION 25100, 25102 OR 25105 OF THE CALIFORNIA CORPORATIONS CODE. THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON THE QUALIFICATION BEING OBTAINED, UNLESS THE SALE IS SO EXEMPT.
[Signature Page Follows]
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The parties have executed this Early Exercise Notice and Restricted Stock Purchase Agreement as of the date first set forth above.

THE COMPANY:

COINBASE GLOBAL, INC.

By:
(Signature)

Name:
Title:

Address:

PURCHASER:

(PRINT NAME)

(Signature)

Address:

Email:

I, __________________________, spouse of __________________________ (“Purchaser”), have read and hereby approve the foregoing Agreement. In consideration of the Company’s granting my spouse the right to purchase the Shares as set forth in the Agreement, I hereby agree to be bound irrevocably by the Agreement and further agree that any community property or other such interest that I may have in the Shares shall hereby be similarly bound by the Agreement. I hereby appoint my spouse as my attorney-in-fact with respect to any amendment or exercise or waiver of any rights under the Agreement.

Spouse of Purchaser (if applicable)

ATTACHMENT A
STOCK POWER
FOR VALUE RECEIVED, the undersigned (“Holder”), hereby sells, assigns and transfers unto _________________________________________________ (“Transferee”) ____________ shares of the Common Stock of Coinbase Global, Inc., a Delaware corporation (the “Company”), standing in Holder’s name on the Company’s books as Certificate No. CS-____ whether held in certificated or uncertificated form, and does hereby irrevocably constitute and appoint                                                       to transfer said stock on the books of the Company with full power of substitution in the premises.

Dated:	HOLDER:

(PRINT NAME)

(Signature)

Spouse of Holder (if applicable)
This Stock Power may only be used as authorized by the Early Exercise Notice and Restricted Stock Purchase Agreement between the Holder and the Company, dated ____________ and the exhibits thereto.
Instructions: Please do not fill in any blanks other than the signature line. The purpose of this assignment is to enable the Company to exercise its repurchase option set forth in the Agreement without requiring additional signatures on the part of Holder.

IF YOU WISH TO MAKE A SECTION 83(B) ELECTION, THE FILING OF SUCH ELECTION IS YOUR RESPONSIBILITY.
THE FORM FOR MAKING THIS SECTION 83(B) ELECTION IS ATTACHED TO THIS AGREEMENT.
YOU MUST FILE THIS FORM WITHIN 30 DAYS OF PURCHASING THE SHARES.
YOU (AND NOT THE COMPANY, ANY OF ITS AGENTS OR ANY OTHER PERSON) SHALL BE SOLELY RESPONSIBLE FOR FILING SUCH FORM WITH THE IRS, EVEN IF YOU REQUEST THE COMPANY, ITS AGENTS OR ANY OTHER PERSON TO MAKE THIS FILING ON YOUR BEHALF AND EVEN IF THE COMPANY, ANY OF ITS AGENTS OR ANY OTHER PERSON HAS PREVIOUSLY MADE THIS FILING ON YOUR BEHALF.
The election should be filed by mailing a signed election form by certified mail, return receipt requested to the IRS Service Center where you file your tax returns. See www.irs.gov.

ATTACHMENT B
ACKNOWLEDGMENT AND STATEMENT OF DECISION
REGARDING SECTION 83(B) ELECTION
The undersigned has entered into a stock purchase agreement with Coinbase Global, Inc., a Delaware corporation (the “Company”), pursuant to which the undersigned is purchasing [●] shares of Common Stock of the Company (the “Shares”). In connection with the purchase of the Shares, the undersigned hereby represents as follows:
The undersigned has carefully reviewed the stock purchase agreement pursuant to which the undersigned is purchasing the Shares.
1.The undersigned either [check and complete as applicable]:
(a)______ has consulted, and has been fully advised by, the undersigned’s own tax advisor, [●], whose business address is [●], regarding the federal, state and local tax consequences of purchasing the Shares, and particularly regarding the advisability of making elections pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended (the “Code”) and pursuant to the corresponding provisions, if any, of applicable state law; or
(b)______ has knowingly chosen not to consult such a tax advisor.
2.The undersigned hereby states that the undersigned has decided [check as applicable]:
(a)______ to make an election pursuant to Section 83(b) of the Code, and is submitting to the Company, together with the undersigned’s executed stock purchase agreement, an executed form entitled “Election Under Section 83(b) of the Internal Revenue Code of 1986;” or
(b)______ not to make an election pursuant to Section 83(b) of the Code.
3.Neither the Company nor any subsidiary or representative of the Company has made any warranty or representation to the undersigned with respect to the tax consequences of the undersigned’s purchase of the Shares or of the making or failure to make an election pursuant to Section 83(b) of the Code or the corresponding provisions, if any, of applicable state law.

Dated:	PURCHASER:

(PRINT NAME)

(Signature)

Spouse of Purchaser (if applicable)

ATTACHMENT C
ELECTION UNDER SECTION 83(B)
OF THE INTERNAL REVENUE CODE OF 1986
The undersigned taxpayer hereby elects, pursuant to Section 83(b) of the Internal Revenue Code, to include in taxpayer’s gross income or alternative minimum taxable income, as applicable, for the current taxable year, the amount of any income that may be taxable to taxpayer in connection with taxpayer’s receipt of the property described below:
1.The name, address, taxpayer identification number and taxable year of the undersigned are as follows:

NAME OF TAXPAYER:	NAME OF SPOUSE:

ADDRESS:

United States

IDENTIFICATION NO. OF TAXPAYER:

IDENTIFICATION NO. OF SPOUSE:

TAXABLE YEAR:

2.The property with respect to which the election is made is described as follows:
_________________ shares of the Common Stock of Coinbase Global, Inc., a Delaware corporation (the “Company”).
3.The date on which the property was transferred is: _______________________
4.The property is subject to the following restrictions:
Repurchase option at cost in favor of the Company upon termination of taxpayer’s employment or consulting relationship.
5.The fair market value at the time of transfer, determined without regard to any restriction other than a restriction which by its terms will never lapse, of such property is: $________________.
6.The amount (if any) paid for such property: $________________.
The undersigned has submitted a copy of this statement to the person for whom the services were performed in connection with the undersigned’s receipt of the above described property. The transferee of such property is the person performing the services in connection with the transfer of said property.

The undersigned understands that the foregoing election may not be revoked except with the consent of the Commissioner.

Dated:	PURCHASER:

(Signature)

Spouse of Purchaser (if applicable)
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EXHIBIT B
COINBASE GLOBAL, INC.
2013 STOCK PLAN
EXERCISE AGREEMENT
This Exercise Agreement (this “Agreement”) is made as of [●], by and between Coinbase Global, Inc., a Delaware corporation (the “Company”), and [●] (“Purchaser”). To the extent any capitalized terms used in this Agreement are not defined, they shall have the meaning ascribed to them in the Company’s 2013 Stock Plan (the “Plan”) and the Option Agreement (as defined below).
1.Exercise of Option. Subject to the terms and conditions hereof, Purchaser hereby elects to exercise his or her option to purchase [●] shares of the Common Stock (the “Shares”) of the Company under and pursuant to the Plan, the Notice of Stock Option Grant and the Stock Option Agreement granted [●] (the “Option Agreement”). The purchase price for the Shares shall be $[●] per Share for a total purchase price of $[●]. The term “Shares” refers to the purchased Shares and all securities received in connection with the Shares pursuant to stock dividends or splits, all securities received in replacement of the Shares in a recapitalization, merger, reorganization, exchange or the like, and all new, substituted or additional securities or other property to which Purchaser is entitled by reason of Purchaser’s ownership of the Shares.
2.Time and Place of Exercise. The purchase and sale of the Shares under this Agreement shall occur at the principal office of the Company simultaneously with the execution and delivery of this Agreement, the payment of the aggregate exercise price by any method listed in Section 4 of the Option Agreement, and the satisfaction of any applicable tax, withholding, required deductions or other payments, all in accordance with the provisions of Section 3(b) of the Option Agreement. The Company shall issue the Shares to Purchaser by entering such Shares in Purchaser’s name as of such date in the books and records of the Company or, if applicable, a duly authorized transfer agent of the Company, against payment of the exercise price therefor by Purchaser. The Company will deliver to Purchaser a stock certificate or, in the case of uncertificated securities, notice of issuance, for the Shares as soon as practicable following such date.
3.Limitations on Transfer. Purchaser acknowledges and agrees that the Shares purchased under this Agreement are subject to (i) the transfer restrictions set forth in Section 12 of the Plan, (ii) the terms and conditions that apply to the Company’s Common Stock, as set forth in the Company’s Amended and Restated Bylaws, including (without limitation) certain transfer restrictions set forth in Section 8.9 of the Company’s Amended and Restated Bylaws, as in effect at the time of any proposed transfer (the “Bylaw Restrictions”), and (iii) any other limitation or restriction on transfer created by Applicable Laws. Purchaser shall not assign, encumber or dispose of any interest in the Shares except to the extent permitted by, and in compliance with, Section 12 of the Plan, the Bylaw Restrictions, Applicable Laws, and the provisions below.
(a)Transfer Restrictions; Right of First Refusal. Before any Shares held by Purchaser or any transferee of Purchaser (either being sometimes referred to herein as the “Holder”) may be sold or otherwise transferred (including transfer by gift or operation of law), the Company shall first have the right to approve such sale or transfer, in full or in part, and shall then have the right to purchase all or any part of the Shares proposed to be sold or transferred, in each case, in its sole and absolute discretion (the “Right of First Refusal”). If the Holder would like to sell or transfer any Shares, the Holder must provide the Company or its assignee(s) with a Notice (as defined below) requesting approval to sell or transfer the Shares and offering the Company or its assignee(s) a Right of First Refusal on the terms and conditions set forth in this Section 3(a). The Company may either (1) exercise its Right of First Refusal in full or in part and purchase such Shares pursuant to this Section 3(a), (2) decline to exercise its Right of First Refusal in full or in part and permit the sale or transfer of such Shares to the Proposed Transferee (as defined below) in full or in part, or (3) decline to exercise its Right of First Refusal in full or in part and decline the request to sell or transfer the Shares in full or in part.
(i)Notice of Proposed Transfer. The Holder of the Shares shall deliver to the Company a written notice (the “Notice”) stating: (A) the Holder’s desire to sell or otherwise transfer such Shares; (B) the name of each proposed purchaser or other transferee (“Proposed Transferee”); (C) the number of Shares to be sold or transferred to each Proposed Transferee; (D) the terms and conditions of each proposed sale or transfer, including (without limitation) the purchase price for such Shares (the “Purchase Price”); and (E) the Holder’s offer to the Company or its assignee(s) to purchase the Shares at the Purchase Price and upon the same terms (or terms that are no less favorable to the Company).
(ii)Exercise of Right of First Refusal. At any time within 30 days after receipt of the Notice, the Company and/or its assignee(s) shall deliver a written notice to the Holder indicating whether the Company and/or its assignee(s) elect to permit or reject the proposed sale or transfer, in full or in part, and/or elect to accept or decline the offer to purchase any or all of the Shares proposed to be sold or transferred to any one or more of the Proposed Transferees, at the Purchase Price, provided that if the Purchase Price consists of no legal consideration (as, for example, in the case of a transfer by gift), the purchase price will be the fair market value of the Shares as determined in good faith by the Company. If the Purchase Price includes consideration other than cash, the cash equivalent value of the non-cash consideration shall be determined by the Company in good faith.
(iii)Payment. Payment of the Purchase Price shall be made, at the election of the Company or its assignee(s), in cash (by check), by cancellation of all or a portion of any outstanding indebtedness, or by any combination thereof within 60 days after receipt of the Notice or in the manner and at the times set forth in the Notice.
(iv)Holder’s Right to Transfer. If any of the Shares proposed in the Notice to be sold or transferred to a given Proposed Transferee are both (A) not purchased by the Company and/or its assignee(s) as provided in this Section 3(a) and (B) approved by the
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Company to be sold or transferred, then the Holder may sell or otherwise transfer any such Shares to the applicable Proposed Transferee at the Purchase Price or at a higher price, provided that such sale or other transfer is consummated within 120 days after the date of the Notice; provided that any such sale or other transfer is also effected in accordance with the Bylaw Restrictions, the transfer restrictions set forth in the Plan and any Applicable Laws and the Proposed Transferee agrees in writing that the Plan, the Bylaw Restrictions, and the provisions of the Option Agreement and this Agreement, including this Section 3 and the waiver of statutory information rights in Section 8, shall continue to apply to the Shares in the hands of such Proposed Transferee. The Company, in consultation with its legal counsel, may require the Holder to provide an opinion of counsel evidencing compliance with Applicable Laws. If the Shares described in the Notice are not transferred to the Proposed Transferee within such period, or if the Holder proposes to change the price or other terms to make them more favorable to the Proposed Transferee, a new Notice shall be given to the Company, and the Company and/or its assignees shall again have the right to approve such transfer and be offered the Right of First Refusal.
(v)Exception for Certain Family Transfers. Anything to the contrary contained in this Section 3(a) notwithstanding, the transfer of any or all of the Shares during Holder’s lifetime or on Holder’s death by will or intestacy to Holder’s Immediate Family or a trust for the benefit of Holder’s Immediate Family shall be exempt from the provisions of this Section 3(a). “Immediate Family” as used herein shall mean lineal descendant or antecedent, spouse (or spouse’s antecedents), father, mother, brother or sister (or their descendants), stepchild (or their antecedents or descendants), aunt or uncle (or their antecedents or descendants), brother-in-law or sister-in-law (or their antecedents or descendants) and shall include adoptive relationships. In such case, the transferee or other recipient shall receive and hold the Shares so transferred subject to the provisions of the Plan, the Bylaw Restrictions, and the provisions of the Option Agreement and this Agreement, including this Section 3 and Section 8, and there shall be no further transfer of such Shares except in accordance with the terms of this Section 3, the Plan and the Bylaw Restrictions.
(b)Company’s Right to Purchase upon Involuntary Transfer. In the event of any transfer by operation of law or other involuntary transfer (including death or divorce, but excluding a transfer to Immediate Family as set forth in Section 3(a)(v) above) of all or a portion of the Shares by the record holder thereof, the Company shall have an option to purchase any or all of the Shares transferred at the Fair Market Value of the Shares on the date of transfer (as determined by the Company in its sole discretion). Upon such a transfer, the Holder shall promptly notify the Secretary of the Company of such transfer. The right to purchase such Shares shall be provided to the Company for a period of 30 days following receipt by the Company of written notice from the Holder.
(c)Assignment. The right of the Company to purchase any part of the Shares may be assigned in whole or in part to any holder or holders of capital stock of the Company or other persons or organizations.
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(d)Restrictions Binding on Transferees. All transferees of Shares or any interest therein will receive and hold such Shares or interest subject to the Plan, the Bylaw Restrictions, and the provisions of the Option Agreement and this Agreement, including, without limitation, Section 7 of the Option Agreement, Sections 3 and 8 of this Agreement and Section 12 of the Plan. Any sale or transfer of the Shares shall be void unless the provisions of this Agreement are satisfied.
(e)Termination of Rights. The transfer restrictions set forth in Section 3(a) above and Section 12 of the Plan, the Right of First Refusal granted the Company by Section 3(a) above and the option to repurchase the Shares in the event of an involuntary transfer granted the Company by Section 3(b) above shall terminate upon the first sale of Common Stock of the Company to the general public pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission under the Securities Act (other than a registration statement relating solely to the issuance of Common Stock pursuant to a business combination or an employee incentive or benefit plan) or any transfer or conversion of Shares made pursuant to a statutory merger or statutory consolidation of the Company with or into another corporation or corporations if the common stock of the surviving corporation or any direct or indirect parent corporation thereof is registered under the Exchange Act. Upon termination of such transfer restrictions, the Company will remove any stop-transfer notices referred to in Section 6(b) below and related to the restrictions in this Section 3 and a new stock certificate or, in the case of uncertificated securities, notice of issuance, for the Shares not repurchased shall be issued, on request, without the legend referred to in Section 6(a)(ii) below and delivered to Holder.
(f)Lock-Up Agreement. The lock-up provisions set forth in Section 7 of the Option Agreement shall apply to the Shares issued upon exercise of the Option hereunder and Purchaser reaffirms Purchaser’s obligations set forth therein.
4.Investment and Taxation Representations. In connection with the purchase of the Shares, Purchaser represents to the Company the following:
(a)Purchaser is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Shares. Purchaser is purchasing the Shares for investment for Purchaser’s own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act or under any applicable provision of state law. Purchaser does not have any present intention to transfer the Shares to any other person or entity.
(b)Purchaser understands that the Shares have not been registered under the Securities Act by reason of a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Purchaser’s investment intent as expressed herein.
(c)Purchaser further acknowledges and understands that the securities must be held indefinitely unless they are subsequently registered under the Securities Act or an
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exemption from such registration is available. Purchaser further acknowledges and understands that the Company is under no obligation to register the securities.
(d)Purchaser is familiar with the provisions of Rule 144, promulgated under the Securities Act, which, in substance, permits limited public resale of “restricted securities” acquired, directly or indirectly, from the issuer of the securities (or from an affiliate of such issuer), in a non-public offering subject to the satisfaction of certain conditions. Purchaser understands that the Company provides no assurances as to whether he or she will be able to resell any or all of the Shares pursuant to Rule 144, which rule requires, among other things, that the Company be subject to the reporting requirements of the Exchange Act, that resales of securities take place only after the holder of the Shares has held the Shares for certain specified time periods, and under certain circumstances, that resales of securities be limited in volume and take place only pursuant to brokered transactions. Notwithstanding this Section 4(d), Purchaser acknowledges and agrees to the restrictions set forth in Section 4(e) below.
(e)Purchaser further understands that in the event all of the applicable requirements of Rule 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rule 144 is not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk.
(f)Purchaser understands that Purchaser may suffer adverse tax consequences as a result of Purchaser’s purchase or disposition of the Shares. Purchaser represents that Purchaser has consulted any tax consultants Purchaser deems advisable in connection with the purchase or disposition of the Shares and that Purchaser is not relying on the Company for any tax advice.
5.Voting Provisions. As a condition precedent to entering into this Agreement, at the request of the Company, Purchaser shall become a party to any voting agreement to which the Company is a party at the time of Purchaser’s execution and delivery of this Agreement, as such voting agreement may be thereafter amended from time to time (the “Voting Agreement”), by executing an adoption agreement or counterpart signature page agreeing to be bound by and subject to the terms of the Voting Agreement and to vote the Shares in the capacity of a “Common Holder” and a “Stockholder,” as such terms may be defined in the Voting Agreement.
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6.Restrictive Legends and Stop-Transfer Orders.
(a)Legends. Any stock certificate or, in the case of uncertificated securities, notice of issuance, for the Shares shall bear the following legends (as well as any legends required by the Company or applicable state and federal corporate and securities laws):
(i)“THE SECURITIES REFERENCED HEREIN HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISTRIBUTION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL IN A FORM SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.”
(ii)“THE SECURITIES REFERENCED HEREIN MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF AN AGREEMENT BETWEEN THE COMPANY AND THE STOCKHOLDER, A COPY OF WHICH IS ON FILE WITH AND MAY BE OBTAINED FROM THE SECRETARY OF THE COMPANY AT NO CHARGE.”
(iii)“THE TRANSFER OF THE SECURITIES IS SUBJECT TO CERTAIN TRANSFER RESTRICTIONS SET FORTH IN THE COMPANY’S AMENDED AND RESTATED BYLAWS (AS AMENDED FROM TIME TO TIME) AND THE COMPANY’S STOCK PLAN, COPIES OF WHICH MAY BE OBTAINED UPON WRITTEN REQUEST TO THE COMPANY AT ITS PRINCIPAL PLACE OF BUSINESS. THE COMPANY SHALL NOT REGISTER OR OTHERWISE RECOGNIZE OR GIVE EFFECT TO ANY PURPORTED TRANSFER OF SECURITIES THAT DOES NOT COMPLY WITH SUCH TRANSFER RESTRICTIONS.”
(iv)Any legend required by the Voting Agreement, as applicable.
(b)Stop-Transfer Notices. Purchaser agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.
(c)Refusal to Transfer. The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or the Plan or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.
(d)Required Notices. Purchaser acknowledges that the Shares are issued and shall be held subject to all the provisions of this Section 6, the Certificate of Incorporation and the Bylaws of the Company and any amendments thereto, copies of which are on file at the
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principal office of the Company. A statement of all of the rights, preferences, privileges and restrictions granted to or imposed upon the respective classes and/or series of shares of stock of the Company and upon the holders thereof may be obtained by any stockholder upon request and without charge, at the principal office of the Company, and the Company will furnish any stockholder, upon request and without charge, a copy of such statement. Purchaser acknowledges that the provisions of this Section 6 shall constitute the notices required by Sections 151(f) and 202(a) of the Delaware General Corporation Law and the Purchaser hereby expressly waives the requirement of Section 151(f) of the Delaware General Corporation Law that it receive the written notice provided for in Sections 151(f) and 202(a) of the Delaware General Corporation Law within a reasonable time after the issuance of the Shares.
7.No Employment Rights. Nothing in this Agreement shall affect in any manner whatsoever the right or power of the Company, or a parent, subsidiary or affiliate of the Company, to terminate Purchaser’s employment or consulting relationship, for any reason, with or without cause.
8.Waiver of Statutory Information Rights. Purchaser acknowledges and understands that, but for the waiver made herein, Purchaser would be entitled, upon written demand under oath stating the purpose thereof, to inspect for any proper purpose, and to make copies and extracts from, the Company’s stock ledger, a list of its stockholders, and its other books and records, and the books and records of subsidiaries of the Company, if any, under the circumstances and in the manner provided in Section 220 of the General Corporation Law of Delaware (any and all such rights, and any and all such other rights of Purchaser as may be provided for in Section 220, the “Inspection Rights”). In light of the foregoing, until the first sale of Common Stock of the Company to the general public pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission under the Securities Act of 1933, as amended, Purchaser hereby unconditionally and irrevocably waives the Inspection Rights, whether such Inspection Rights would be exercised or pursued directly or indirectly pursuant to Section 220 or otherwise, and covenants and agrees never to directly or indirectly commence, voluntarily aid in any way, prosecute, assign, transfer, or cause to be commenced any claim, action, cause of action, or other proceeding to pursue or exercise the Inspection Rights. The foregoing waiver applies to the Inspection Rights of Purchaser in Purchaser’s capacity as a stockholder and shall not affect any rights of a director, in his or her capacity as such, under Section 220. The foregoing waiver shall not apply to any contractual inspection rights of Purchaser under any written agreement with the Company.
9.Miscellaneous.
(a)Governing Law. The validity, interpretation, construction and performance of this Agreement, and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the state of California, without giving effect to principles of conflicts of law. For purposes of litigating any dispute that may arise directly or indirectly from this Agreement, the parties hereby submit and consent to the exclusive jurisdiction of the state of California and
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agree that any such litigation shall be conducted only in the courts of California or the federal courts of the United States located in California and no other courts.
(b)Entire Agreement. This Agreement sets forth the entire agreement and understanding of the parties relating to the subject matter herein and supersedes all prior or contemporaneous discussions, understandings and agreements, whether oral or written, between them relating to the subject matter hereof.
(c)Amendments and Waivers. No modification of or amendment to this Agreement, nor any waiver of any rights under this Agreement, shall be effective unless in writing signed by the parties to this Agreement. No delay or failure to require performance of any provision of this Agreement shall constitute a waiver of that provision as to that or any other instance.
(d)Successors and Assigns. Except as otherwise provided in this Agreement, this Agreement, and the rights and obligations of the parties hereunder, will be binding upon and inure to the benefit of their respective successors, assigns, heirs, executors, administrators and legal representatives. The Company may assign any of its rights and obligations under this Agreement. No other party to this Agreement may assign, whether voluntarily or by operation of law, any of its rights and obligations under this Agreement, except with the prior written consent of the Company.
(e)Notices. Any notice, demand or request required or permitted to be given under this Agreement shall be in writing and shall be deemed sufficient when delivered personally or by overnight courier or sent by email, or 48 hours after being deposited in the U.S. mail as certified or registered mail with postage prepaid, addressed to the party to be notified at such party’s address as set forth on the signature page, as subsequently modified by written notice, or if no address is specified on the signature page, at the most recent address set forth in the Company’s books and records.
(f)Severability. If one or more provisions of this Agreement are held to be unenforceable under Applicable Law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision shall be excluded from this Agreement, (ii) the balance of the Agreement shall be interpreted as if such provision were so excluded and (iii) the balance of the Agreement shall be enforceable in accordance with its terms.
(g)Construction. This Agreement is the result of negotiations between and has been reviewed by each of the parties hereto and their respective counsel, if any; accordingly, this Agreement shall be deemed to be the product of all of the parties hereto, and no ambiguity shall be construed in favor of or against any one of the parties hereto.
(h)Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, and all of which together shall constitute one and the same agreement. Execution of a facsimile copy
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will have the same force and effect as execution of an original, and a facsimile signature will be deemed an original and valid signature.
(i)Electronic Delivery. The Company may, in its sole discretion, decide to deliver any documents related to this Agreement or any notices required by applicable law or the Company’s Certificate of Incorporation or Bylaws by email or any other electronic means. Purchaser hereby consents to (i) conduct business electronically (ii) receive such documents and notices by such electronic delivery and (iii) sign documents electronically and agrees to participate through an on-line or electronic system established and maintained by the Company or a third party designated by the Company.
(j)California Corporate Securities Law. THE SALE OF THE SECURITIES WHICH ARE THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF THE SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO THE QUALIFICATION IS UNLAWFUL, UNLESS THE SALE OF SECURITIES IS EXEMPT FROM QUALIFICATION BY SECTION 25100, 25102 OR 25105 OF THE CALIFORNIA CORPORATIONS CODE. THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON THE QUALIFICATION BEING OBTAINED, UNLESS THE SALE IS SO EXEMPT.
[Signature Page Follows]
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The parties have executed this Exercise Agreement as of the date first set forth above.

THE COMPANY:

COINBASE GLOBAL, INC.

By:
(Signature)

Name:
Title:

PURCHASER:

(PRINT NAME)

(Signature)

Address:

Email:

I, _______________________, spouse of _______________________ (“Purchaser”), have read and hereby approve the foregoing Agreement. In consideration of the Company’s granting my spouse the right to purchase the Shares as set forth in the Agreement, I hereby agree to be bound irrevocably by the Agreement and further agree that any community property or other such interest that I may have in the Shares shall hereby be similarly bound by the Agreement. I hereby appoint my spouse as my attorney-in-fact with respect to any amendment or exercise of any rights under the Agreement.

Spouse of Purchaser (if applicable)

COINBASE GLOBAL, INC.
2013 STOCK PLAN
NOTICE OF STOCK OPTION GRANT
[Optionee Name]
[Optionee Address Line 1]
[Optionee Address Line 2]
You have been granted an option to purchase Common Stock of Coinbase Global, Inc., a Delaware corporation (the “Company”), as follows:

Date of Grant:	[●]

Exercise Price Per Share:	$[●]

Total Number of Shares:	[●]

Total Exercise Price:	$[●]

Type of Option:	[●] Incentive Stock Option [●] Nonstatutory Stock Option

Expiration Date:	[●]

Vesting Commencement Date:	[●]

Vesting/Exercise Schedule:
So long as your Continuous Service Status does not terminate, the Shares underlying this Option shall vest and become exercisable in accordance with the following schedule: [●] of the Total Number of Shares shall vest and become exercisable on the –month anniversary of the Vesting Commencement Date and [●] of the Total Number of Shares shall vest and become exercisable on the [●] day of each month thereafter (and if there is no corresponding day, the last day of the month).

Termination Period:	You may exercise this Option for 3 month(s) after termination of your Continuous Service Status except as set out in Section 5 of the Stock Option Agreement (but in no event later than the Expiration Date). You are responsible for keeping track of these exercise periods following the termination of your Continuous Service Status for any reason. The Company will not provide further notice of such periods.

Transferability:	You may not transfer this Option. You must obtain Board approval prior to any transfer of the stock underlying this Option.

[Signature Page Follows]
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By your signature and the signature of the Company’s representative below, you and the Company agree that this Option is granted under and governed by the terms and conditions of this Notice and the Coinbase Global, Inc., 2013 Stock Plan and Option Agreement, both of which are attached to and made a part of this Notice.
In addition, you agree and acknowledge that your rights to any Shares underlying this Option will be earned only as you provide services to the Company over time, that the grant of this Option is not as consideration for services you rendered to the Company prior to your date of hire, and that nothing in this Notice or the attached documents confers upon you any right to continue your employment or consulting relationship with the Company for any period of time, nor does it interfere in any way with your right or the Company’s right to terminate that relationship at any time, for any reason, with or without cause. Also, to the extent applicable, the Exercise Price Per Share has been set in good faith compliance with the applicable guidance issued by the IRS under Section 409A of the Code. However, there is no guarantee that the IRS will agree with the valuation, and by signing below, you agree and acknowledge that the Company, its Board, officers, employees and agents shall not be held liable for any applicable costs, taxes, or penalties associated with this Option if, in fact, the IRS or any other person (including, without limitation, a successor corporation or an acquirer in a Change of Control) were to determine that this Option constitutes deferred compensation under Section 409A of the Code. You should consult with your own tax advisor concerning the tax consequences of such a determination by the IRS. For purposes of this paragraph, the term “Company” will be interpreted to include any Parent, Subsidiary or Affiliate.

THE COMPANY:

COINBASE GLOBAL, INC.

By:
(Signature)

Name:

Title:

OPTIONEE:

(PRINT NAME)

(Signature)

Address:

COINBASE GLOBAL, INC.
2013 STOCK PLAN
STOCK OPTION AGREEMENT
1.Grant of Option. Coinbase Global, Inc., a Delaware corporation (the “Company”), hereby grants to [●] (“Optionee”), an option (the “Option”) to purchase the total number of shares of Common Stock (the “Shares”) set forth in the Notice of Stock Option Grant (the “Notice”), at the exercise price per Share set forth in the Notice (the “Exercise Price”) subject to the terms, definitions and provisions of the Coinbase Global, Inc., 2013 Stock Plan (the “Plan”) adopted by the Company, which is incorporated in this Stock Option Agreement (this “Agreement”) by reference. Unless otherwise defined in this Agreement, the terms used in this Agreement or the Notice shall have the meanings defined in the Plan.
2.Designation of Option. This Option is intended to be an Incentive Stock Option as defined in Section 422 of the Code only to the extent so designated in the Notice, and to the extent it is not so designated or to the extent this Option does not qualify as an Incentive Stock Option, it is intended to be a Nonstatutory Stock Option.
Notwithstanding the above, if designated as an Incentive Stock Option, in the event that the Shares subject to this Option (and all other incentive stock options granted to Optionee by the Company or any Parent or Subsidiary, including under other plans) that first become exercisable in any calendar year have an aggregate fair market value (determined for each Share as of the date of grant of the option covering such Share) in excess of $100,000, the Shares in excess of $100,000 shall be treated as subject to a nonstatutory stock option, in accordance with Section 5(c) of the Plan.
3.Exercise of Option. This Option shall be exercisable during its term in accordance with the Vesting/Exercise Schedule set out in the Notice and with the provisions of Section 7(c) of the Plan as follows:
(a)Right to Exercise.
(i)This Option may not be exercised for a fraction of a share.
(ii)In the event of Optionee’s death, Disability or other termination of Continuous Service Status, the exercisability of this Option is governed by Section 5 below, subject to the limitations contained in this Section 3.
(iii)In no event may this Option be exercised after the Expiration Date set forth in the Notice.
(b)Method of Exercise.
(i)This Option shall be exercisable by execution and delivery of the Exercise Agreement attached hereto as Exhibit A or of any other form of written notice approved for such purpose by the Company which shall state Optionee’s election to exercise this Option, the number of Shares in respect of which this Option is being exercised, and such other representations and agreements as to the holder’s investment intent with respect to such Shares as may be required by the Company pursuant to the provisions of the Plan. Such written notice shall be signed by Optionee and shall be delivered to the Company by such means as are determined by the Company in its discretion to constitute adequate delivery. The written notice shall be accompanied by payment of the aggregate Exercise Price for the purchased Shares.
(ii)As a condition to the exercise of this Option and as further set forth in Section 9 of the Plan, Optionee agrees to make adequate provision for federal, state or other applicable tax, withholding, required deductions or other payments, if any, which arise upon the grant, vesting or exercise of this Option, or disposition of Shares, whether by withholding, direct payment to the Company, or otherwise, as determined by the Company in its sole discretion.
(iii)The Company is not obligated, and will have no liability for failure, to issue or deliver any Shares upon exercise of this Option unless such issuance or delivery would comply with the Applicable Laws, with such compliance determined by the Company in consultation with its legal counsel. This Option may not be exercised until such time as the Plan has been approved by the holders of capital stock of the Company, or if the issuance of such Shares upon such exercise or the method of payment of consideration for such Shares would constitute a violation of any Applicable Laws, including any applicable U.S. federal or state securities laws or any other law or regulation, including any rule under Part 221 of Title 12 of the Code of Federal Regulations as promulgated by the Federal Reserve Board. As a condition to the exercise of this Option, the Company may require Optionee to make any representation and warranty to the Company as may be required by the Applicable Laws. Assuming such compliance, for income tax purposes the Shares shall be considered transferred to Optionee on the date on which this Option is exercised with respect to such Shares.
(iv)Subject to compliance with Applicable Laws, this Option shall be deemed to be exercised upon receipt by the Company of the appropriate written notice of exercise accompanied by the Exercise Price and the satisfaction of any applicable obligations described in Section 3(b)(ii) above.
4.Method of Payment. Payment of the Exercise Price shall be by cash or check or, following the initial public offering of the Company’s Common Stock, by Cashless Exercise pursuant to which the Optionee delivers an irrevocable direction to a securities broker (on a form prescribed by the Company and according to a procedure established by the Company).
5.Termination of Relationship. Following the date of termination of Optionee’s Continuous Service Status for any reason (the “Termination Date”), Optionee may exercise this Option only as set forth in the Notice and this Section 5. If Optionee does not exercise this Option within the Termination Period set forth in the Notice or the termination periods set forth
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below, this Option shall terminate in its entirety. In no event, may any Option be exercised after the Expiration Date of this Option as set forth in the Notice.
(a)General Termination. In the event of termination of Optionee’s Continuous Service Status other than as a result of Optionee’s Disability or death or Optionee’s termination for Cause, Optionee may, to the extent Optionee is vested in the Optioned Stock, exercise this Option during the Termination Period set forth in the Notice.
(b)Termination upon Disability of Optionee. In the event of termination of Optionee’s Continuous Service Status as a result of Optionee’s Disability, Optionee may, but only within 12 month(s) following the Termination Date, exercise this Option to the extent Optionee is vested in the Optioned Stock.
(c)Death of Optionee. In the event of termination of Optionee’s Continuous Service Status as a result of Optionee’s death, or in the event of Optionee’s death within 3 month(s) following Optionee’s Termination Date, this Option may be exercised at any time within 12 month(s) following the Termination Date, or if later, 12 month(s) following the date of death by any beneficiaries designated in accordance with Section 16 of the Plan or, if there are no such beneficiaries, by the Optionee’s estate, or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent Optionee is vested in this Option.
(d)Termination for Cause. In the event of termination of Optionee’s Continuous Service Status for Cause, this Option (including any vested portion thereof) shall immediately terminate in its entirety upon first notification to Optionee of such termination for Cause. If Optionee’s Continuous Service Status is suspended pending an investigation of whether Optionee’s Continuous Service Status will be terminated for Cause, all Optionee’s rights under this Option, including the right to exercise this Option, shall be suspended during the investigation period.
6.Non-Transferability of Option. This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by him or her. The terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of Optionee. Further, beginning with (i) the period when the Company begins to rely on the exemption described in Rule 12h-1(f)(1) promulgated under the Exchange Act, as determined by the Board in its sole discretion, and (ii) ending on the earlier of (A) the date when the Company ceases to rely on such exemption, as determined by the Board in its sole discretion, or (B) the date when the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, an Option, or prior to exercise, the Shares subject to the Option, may not be pledged, hypothecated or otherwise transferred or disposed of, in any manner, including by entering into any short position, any “put equivalent position” or any “call equivalent position” (as defined in Rule 16a-1(h) and Rule 16a-1(b) of the Exchange Act, respectively), other than to (i) persons who are Family Members through gifts or domestic relations orders, or (ii) to an executor or guardian of Optionee upon the death or disability of Optionee. Notwithstanding the foregoing sentence, the Board, in its sole discretion, may permit transfers of Nonstatutory Stock Options to the Company
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or in connection with a Change of Control or other acquisition transactions involving the Company to the extent permitted by Rule 12h-1(f).
7.Lock-Up Agreement. If so requested by the Company or the underwriters in connection with the initial public offering of the Company’s securities registered under the Securities Act of 1933, as amended, Optionee shall not sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any securities of the Company however or whenever acquired (except for those being registered) without the prior written consent of the Company or such underwriters, as the case may be, for 180 days from the effective date of the registration statement, plus such additional period, to the extent required by FINRA rules, up to a maximum of 216 days from the effective date of the registration statement, and Optionee shall execute an agreement reflecting the foregoing as may be requested by the underwriters at the time of such offering.
8.Effect of Agreement. Optionee acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof (and has had an opportunity to consult counsel regarding the Option terms), and hereby accepts this Option and agrees to be bound by its contractual terms as set forth herein and in the Plan. Optionee hereby agrees to accept as binding, conclusive and final all decisions and interpretations of the Administrator regarding any questions relating to this Option. In the event of a conflict between the terms and provisions of the Plan and the terms and provisions of the Notice and this Agreement, the Plan terms and provisions shall prevail.
9.Imposition of Other Requirements. The Company reserves the right to impose other requirements on Optionee’s participation in the Plan, on the Option and on any Award or Shares acquired under the Plan, to the extent the Company determines it is necessary or advisable in order to comply with Applicable Laws or facilitate the administration of the Plan. Optionee agrees to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing. Furthermore, Optionee acknowledges that the laws of the country in which Optionee is working at the time of grant, vesting and exercise of the Option or the sale of Shares received pursuant to this Agreement (including any rules or regulations governing securities, foreign exchange, tax, labor, or other matters) may subject Optionee to additional procedural or regulatory requirements that Optionee is and will be solely responsible for and must fulfill.
10.Electronic Delivery. The Company may, in its sole discretion, decide to deliver any documents related to Optionee’s current or future participation in the Plan by electronic means or to request Optionee’s consent to participate in the Plan by electronic means. Optionee hereby consents to receive such documents by electronic delivery and agrees to participate in the Plan through an on-line or electronic system established and maintained by the Company or a third party designated by the Company.
11.Miscellaneous.
(a)Governing Law. The validity, interpretation, construction and performance of this Agreement, and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the
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state of California, without giving effect to principles of conflicts of law. For purposes of litigating any dispute that may arise directly or indirectly from this Agreement, the parties hereby submit and consent to the exclusive jurisdiction of the state of California and agree that any such litigation shall be conducted only in the courts of California or the federal courts of the United States located in California and no other courts.
(b)Entire Agreement. This Agreement sets forth the entire agreement and understanding of the parties relating to the subject matter herein and supersedes all prior or contemporaneous discussions, understandings and agreements, whether oral or written, between them relating to the subject matter hereof.
(c)Amendments and Waivers. No modification of or amendment to this Agreement, nor any waiver of any rights under this Agreement, shall be effective unless in writing signed by the parties to this Agreement. No delay or failure to require performance of any provision of this Agreement shall constitute a waiver of that provision as to that or any other instance.
(d)Successors and Assigns. Except as otherwise provided in this Agreement, this Agreement, and the rights and obligations of the parties hereunder, will be binding upon and inure to the benefit of their respective successors, assigns, heirs, executors, administrators and legal representatives. The Company may assign any of its rights and obligations under this Agreement. No other party to this Agreement may assign, whether voluntarily or by operation of law, any of its rights and obligations under this Agreement, except with the prior written consent of the Company.
(e)Notices. Any notice, demand or request required or permitted to be given under this Agreement shall be in writing and shall be deemed sufficient when delivered personally or by overnight courier or sent by email, or 48 hours after being deposited in the U.S. mail as certified or registered mail with postage prepaid, addressed to the party to be notified at such party’s address as set forth on the signature page, as subsequently modified by written notice, or if no address is specified on the signature page, at the most recent address set forth in the Company’s books and records.
(f)Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision shall be excluded from this Agreement, (ii) the balance of the Agreement shall be interpreted as if such provision were so excluded and (iii) the balance of the Agreement shall be enforceable in accordance with its terms.
(g)Construction. This Agreement is the result of negotiations between and has been reviewed by each of the parties hereto and their respective counsel, if any; accordingly, this Agreement shall be deemed to be the product of all of the parties hereto, and no ambiguity shall be construed in favor of or against any one of the parties hereto.
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(h)Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, and all of which together shall constitute one and the same agreement.
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EXHIBIT A
COINBASE GLOBAL, INC.
2013 STOCK PLAN
EXERCISE AGREEMENT
This Exercise Agreement (this “Agreement”) is made as of ________________, by and between Coinbase Global, Inc., a Delaware corporation (the “Company”), and ____________________ (“Purchaser”). To the extent any capitalized terms used in this Agreement are not defined, they shall have the meaning ascribed to them in the Company’s 2013 Stock Plan (the “Plan”) and the Option Agreement (as defined below).
1.Exercise of Option. Subject to the terms and conditions hereof, Purchaser hereby elects to exercise his or her option to purchase ________________ shares of the Common Stock (the “Shares”) of the Company under and pursuant to the Plan, the Notice of Stock Option Grant and the Stock Option Agreement granted ________________ (the “Option Agreement”). The purchase price for the Shares shall be $______ per Share for a total purchase price of $__________. The term “Shares” refers to the purchased Shares and all securities received in connection with the Shares pursuant to stock dividends or splits, all securities received in replacement of the Shares in a recapitalization, merger, reorganization, exchange or the like, and all new, substituted or additional securities or other property to which Purchaser is entitled by reason of Purchaser’s ownership of the Shares.
2.Time and Place of Exercise. The purchase and sale of the Shares under this Agreement shall occur at the principal office of the Company simultaneously with the execution and delivery of this Agreement, the payment of the aggregate exercise price by any method listed in Section 4 of the Option Agreement, and the satisfaction of any applicable tax, withholding, required deductions or other payments, all in accordance with the provisions of Section 3(b) of the Option Agreement. The Company shall issue the Shares to Purchaser by entering such Shares in Purchaser’s name as of such date in the books and records of the Company or, if applicable, a duly authorized transfer agent of the Company, against payment of the exercise price therefor by Purchaser. The Company will deliver to Purchaser a stock certificate or, in the case of uncertificated securities, notice of issuance, for the Shares as soon as practicable following such date.
3.Limitations on Transfer. In addition to any other limitation on transfer created by the transfer restrictions set forth in the Plan or by Applicable Laws, Purchaser shall not assign, encumber or dispose of any interest in the Shares except in compliance with the provisions below and Applicable Laws.
(a)Right of First Refusal. Before any Shares held by Purchaser or any transferee of Purchaser (either being sometimes referred to herein as the “Holder”) may be sold or otherwise transferred (including transfer by gift or operation of law), the Company or its assignee(s) shall have a right of first refusal to purchase the Shares on the terms and conditions set forth in this Section 3(a) (the “Right of First Refusal”).
(i)Notice of Proposed Transfer. The Holder of the Shares shall deliver to the Company a written notice (the “Notice”) stating: (A) the Holder’s bona fide intention to sell or otherwise transfer such Shares; (B) the name of each proposed purchaser or other transferee (“Proposed Transferee”); (C) the number of Shares to be transferred to each Proposed Transferee; and (D) the terms and conditions of each proposed sale or transfer, including (without limitation) the purchase price for such Shares (the “Purchase Price”). The Holder shall offer the Shares at the Purchase Price and upon the same terms (or terms as similar as reasonably possible) to the Company or its assignee(s).
(ii)Exercise of Right of First Refusal. At any time within 30 days after receipt of the Notice, the Company and/or its assignee(s) may, by giving written notice to the Holder, elect to purchase any or all of the Shares proposed to be transferred to any one or more of the Proposed Transferees, at the Purchase Price, provided that if the Purchase Price consists of no legal consideration (as, for example, in the case of a transfer by gift), the purchase price will be the fair market value of the Shares as determined in good faith by the Board. If the Purchase Price includes consideration other than cash, the cash equivalent value of the non-cash consideration shall be determined by the Board in good faith.
(iii)Payment. Payment of the Purchase Price shall be made, at the election of the Company or its assignee(s), in cash (by check), by cancellation of all or a portion of any outstanding indebtedness, or by any combination thereof within 60 days after receipt of the Notice or in the manner and at the times set forth in the Notice.
(iv)Holder’s Right to Transfer. If any of the Shares proposed in the Notice to be transferred to a given Proposed Transferee are not purchased by the Company and/or its assignee(s) as provided in this Section 3(a), then the Holder may sell or otherwise transfer any unpurchased Shares to that Proposed Transferee at the Purchase Price or at a higher price, provided that such sale or other transfer is consummated within 120 days after the date of the Notice and provided further that any such sale or other transfer is effected in accordance with the transfer restrictions set forth in the Plan and any Applicable Laws and the Proposed Transferee agrees in writing that the provisions of this Section 3 and the waiver of statutory information rights in Section 8 shall continue to apply to the Shares in the hands of such Proposed Transferee. The Company, in consultation with its legal counsel, may require the Holder to provide an opinion of counsel evidencing compliance with Applicable Laws. If the Shares described in the Notice are not transferred to the Proposed Transferee within such period, or if the Holder proposes to change the price or other terms to make them more favorable to the Proposed Transferee, a new Notice shall be given to the Company, and the Company and/or its assignees shall again be offered the Right of First Refusal before any Shares held by the Holder may be sold or otherwise transferred.
(v)Exception for Certain Family Transfers. Anything to the contrary contained in this Section 3(a) notwithstanding, the transfer of any or all of the Shares during Holder’s lifetime or on Holder’s death by will or intestacy to Holder’s Immediate Family or a
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trust for the benefit of Holder’s Immediate Family shall be exempt from the provisions of this Section 3(a). “Immediate Family” as used herein shall mean lineal descendant or antecedent, spouse (or spouse’s antecedents), father, mother, brother or sister (or their descendants), stepchild (or their antecedents or descendants), aunt or uncle (or their antecedents or descendants), brother-in-law or sister-in-law (or their antecedents or descendants) and shall include adoptive relationships. In such case, the transferee or other recipient shall receive and hold the Shares so transferred subject to the provisions of this Section 3, and there shall be no further transfer of such Shares except in accordance with the terms of this Section 3.
(b)Company’s Right to Purchase upon Involuntary Transfer. In the event of any transfer by operation of law or other involuntary transfer (including death or divorce, but excluding a transfer to Immediate Family as set forth in Section 3(a)(v) above) of all or a portion of the Shares by the record holder thereof, the Company shall have an option to purchase any or all of the Shares transferred at the greater of the purchase price paid by Purchaser pursuant to this Agreement or the Fair Market Value of the Shares on the date of transfer (as determined by the Company). Upon such a transfer, the Holder shall promptly notify the Secretary of the Company of such transfer. The right to purchase such Shares shall be provided to the Company for a period of 30 days following receipt by the Company of written notice from the Holder.
(c)Assignment. The right of the Company to purchase any part of the Shares may be assigned in whole or in part to any holder or holders of capital stock of the Company or other persons or organizations.
(d)Restrictions Binding on Transferees. All transferees of Shares or any interest therein will receive and hold such Shares or interest subject to the provisions of this Agreement and the terms of the Option Agreement, including, without limitation, Section 7 of the Option Agreement. Any sale or transfer of the Shares shall be void unless the provisions of this Agreement are satisfied.
(e)Termination of Rights. The Right of First Refusal granted the Company by Section 3(a) above and the option to repurchase the Shares in the event of an involuntary transfer granted the Company by Section 3(b) above shall terminate upon the first sale of Common Stock of the Company to the general public pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission under the Securities Act (other than a registration statement relating solely to the issuance of Common Stock pursuant to a business combination or an employee incentive or benefit plan) or any transfer or conversion of Shares made pursuant to a statutory merger or statutory consolidation of the Company with or into another corporation or corporations if the common stock of the surviving corporation or any direct or indirect parent corporation thereof is registered under the Exchange Act. Upon termination of such transfer restrictions, the Company will remove any stop-transfer notices referred to in Section 6(b) below and related to the restrictions in this Section 3 and a new stock certificate or, in the case of uncertificated securities, notice of issuance, for the Shares not repurchased shall be issued, on request, without the legend referred to in Section 6(a)(ii) below and delivered to Holder.
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(f)Lock-Up Agreement. The lock-up provisions set forth in Section 7 of the Option Agreement shall apply to the Shares issued upon exercise of the Option hereunder and Purchaser reaffirms Purchaser’s obligations set forth therein.
4.Investment and Taxation Representations. In connection with the purchase of the Shares, Purchaser represents to the Company the following:
(a)Purchaser is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Shares. Purchaser is purchasing the Shares for investment for Purchaser’s own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act or under any applicable provision of state law. Purchaser does not have any present intention to transfer the Shares to any other person or entity.
(b)Purchaser understands that the Shares have not been registered under the Securities Act by reason of a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Purchaser’s investment intent as expressed herein.
(c)Purchaser further acknowledges and understands that the securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Purchaser further acknowledges and understands that the Company is under no obligation to register the securities.
(d)Purchaser is familiar with the provisions of Rule 144, promulgated under the Securities Act, which, in substance, permits limited public resale of “restricted securities” acquired, directly or indirectly, from the issuer of the securities (or from an affiliate of such issuer), in a non-public offering subject to the satisfaction of certain conditions. Purchaser understands that the Company provides no assurances as to whether he or she will be able to resell any or all of the Shares pursuant to Rule 144, which rule requires, among other things, that the Company be subject to the reporting requirements of the Exchange Act, that resales of securities take place only after the holder of the Shares has held the Shares for certain specified time periods, and under certain circumstances, that resales of securities be limited in volume and take place only pursuant to brokered transactions. Notwithstanding this Section 4(d), Purchaser acknowledges and agrees to the restrictions set forth in Section 4(e) below.
(e)Purchaser further understands that in the event all of the applicable requirements of Rule 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rule 144 is not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk.
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(f)Purchaser understands that Purchaser may suffer adverse tax consequences as a result of Purchaser’s purchase or disposition of the Shares. Purchaser represents that Purchaser has consulted any tax consultants Purchaser deems advisable in connection with the purchase or disposition of the Shares and that Purchaser is not relying on the Company for any tax advice.
5.Voting Provisions. As a condition precedent to entering into this Agreement, at the request of the Company, Purchaser shall become a party to any voting agreement to which the Company is a party at the time of Purchaser’s execution and delivery of this Agreement, as such voting agreement may be thereafter amended from time to time (the “Voting Agreement”), by executing an adoption agreement or counterpart signature page agreeing to be bound by and subject to the terms of the Voting Agreement and to vote the Shares in the capacity of a “Common Holder” and a “Stockholder,” as such terms may be defined in the Voting Agreement.
6.Restrictive Legends and Stop-Transfer Orders.
(a)Legends. Any stock certificate or, in the case of uncertificated securities, notice of issuance, for the Shares shall bear the following legends (as well as any legends required by the Company or applicable state and federal corporate and securities laws):
(i)“THE SECURITIES REFERENCED HEREIN HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISTRIBUTION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL IN A FORM SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.”
(ii)“THE SHARES REFERENCED HEREIN MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF AN AGREEMENT BETWEEN THE COMPANY AND THE STOCKHOLDER, A COPY OF WHICH IS ON FILE WITH AND MAY BE OBTAINED FROM THE SECRETARY OF THE COMPANY AT NO CHARGE.”
(iii)“THE TRANSFER OF SECURITIES REFERENCED HEREIN IS SUBJECT TO RESTRICTIONS REQUIRING APPROVAL OF THE BOARD OF DIRECTORS PURSUANT TO AND IN ACCORDANCE WITH THE COMPANY’S STOCK PLAN, COPIES OF WHICH MAY BE OBTAINED UPON WRITTEN REQUEST TO THE COMPANY AT ITS PRINCIPAL PLACE OF BUSINESS. THE COMPANY SHALL NOT REGISTER OR OTHERWISE RECOGNIZE OR GIVE EFFECT TO ANY PURPORTED TRANSFER OF SHARES OF STOCK THAT DOES NOT COMPLY WITH THE COMPANY’S STOCK PLAN.”
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(iv)Any legend required by the Voting Agreement.
(b)Stop-Transfer Notices. Purchaser agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.
(c)Refusal to Transfer. The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.
7.No Employment Rights. Nothing in this Agreement shall affect in any manner whatsoever the right or power of the Company, or a parent, subsidiary or affiliate of the Company, to terminate Purchaser’s employment or consulting relationship, for any reason, with or without cause.
8.Waiver of Statutory Information Rights. Purchaser acknowledges and understands that, but for the waiver made herein, Purchaser would be entitled, upon written demand under oath stating the purpose thereof, to inspect for any proper purpose, and to make copies and extracts from, the Company’s stock ledger, a list of its stockholders, and its other books and records, and the books and records of subsidiaries of the Company, if any, under the circumstances and in the manner provided in Section 220 of the Delaware General Corporation Law (any and all such rights, and any and all such other rights of Purchaser as may be provided for in Section 220, the “Inspection Rights”). In light of the foregoing, until the first sale of Common Stock of the Company to the general public pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission under the Securities Act of 1933, as amended, Purchaser hereby unconditionally and irrevocably waives the Inspection Rights, whether such Inspection Rights would be exercised or pursued directly or indirectly pursuant to Section 220 or otherwise, and covenants and agrees never to directly or indirectly commence, voluntarily aid in any way, prosecute, assign, transfer, or cause to be commenced any claim, action, cause of action, or other proceeding to pursue or exercise the Inspection Rights. The foregoing waiver applies to the Inspection Rights of Purchaser in Purchaser’s capacity as a stockholder and shall not affect any rights of a director, in his or her capacity as such, under Section 220. The foregoing waiver shall not apply to any contractual inspection rights of Purchaser under any written agreement with the Company.
9.Miscellaneous.
(a)Governing Law. The validity, interpretation, construction and performance of this Agreement, and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the state of California, without giving effect to principles of conflicts of law. For purposes of litigating any dispute that may arise directly or indirectly from this Agreement, the parties hereby submit and consent to the exclusive jurisdiction of the state of California and agree that any such
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litigation shall be conducted only in the courts of California or the federal courts of the United States located in California and no other courts.
(b)Entire Agreement. This Agreement sets forth the entire agreement and understanding of the parties relating to the subject matter herein and supersedes all prior or contemporaneous discussions, understandings and agreements, whether oral or written, between them relating to the subject matter hereof.
(c)Amendments and Waivers. No modification of or amendment to this Agreement, nor any waiver of any rights under this Agreement, shall be effective unless in writing signed by the parties to this Agreement. No delay or failure to require performance of any provision of this Agreement shall constitute a waiver of that provision as to that or any other instance.
(d)Successors and Assigns. Except as otherwise provided in this Agreement, this Agreement, and the rights and obligations of the parties hereunder, will be binding upon and inure to the benefit of their respective successors, assigns, heirs, executors, administrators and legal representatives. The Company may assign any of its rights and obligations under this Agreement. No other party to this Agreement may assign, whether voluntarily or by operation of law, any of its rights and obligations under this Agreement, except with the prior written consent of the Company.
(e)Notices. Any notice, demand or request required or permitted to be given under this Agreement shall be in writing and shall be deemed sufficient when delivered personally or by overnight courier or sent by email, or 48 hours after being deposited in the U.S. mail as certified or registered mail with postage prepaid, addressed to the party to be notified at such party’s address as set forth on the signature page, as subsequently modified by written notice, or if no address is specified on the signature page, at the most recent address set forth in the Company’s books and records.
(f)Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision shall be excluded from this Agreement, (ii) the balance of the Agreement shall be interpreted as if such provision were so excluded and (iii) the balance of the Agreement shall be enforceable in accordance with its terms.
(g)Construction. This Agreement is the result of negotiations between and has been reviewed by each of the parties hereto and their respective counsel, if any; accordingly, this Agreement shall be deemed to be the product of all of the parties hereto, and no ambiguity shall be construed in favor of or against any one of the parties hereto.
(h)Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, and all of which together shall constitute one and the same agreement.
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(i)Electronic Delivery. The Company may, in its sole discretion, decide to deliver any documents related to this Agreement or any notices required by applicable law or the Company’s Certificate of Incorporation or Bylaws by email or any other electronic means. Purchaser hereby consents to receive such documents and notices by such electronic delivery and agrees to participate through an on-line or electronic system established and maintained by the Company or a third party designated by the Company.
(j)Reserved
(k)California Corporate Securities Law. THE SALE OF THE SECURITIES WHICH ARE THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF THE SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO THE QUALIFICATION IS UNLAWFUL, UNLESS THE SALE OF SECURITIES IS EXEMPT FROM QUALIFICATION BY SECTION 25100, 25102 OR 25105 OF THE CALIFORNIA CORPORATIONS CODE. THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON THE QUALIFICATION BEING OBTAINED, UNLESS THE SALE IS SO EXEMPT.
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The parties have executed this Exercise Agreement as of the date first set forth above.

THE COMPANY:

COINBASE GLOBAL, INC.

By:
(Signature)

Name:
Title:

Address:

PURCHASER:

(PRINT NAME)

(Signature)

Address:

Email:

I, __________________________, spouse of __________________________ (“Purchaser”), have read and hereby approve the foregoing Agreement. In consideration of the Company’s granting my spouse the right to purchase the Shares as set forth in the Agreement, I hereby agree to be bound irrevocably by the Agreement and further agree that any community property or other such interest that I may have in the Shares shall hereby be similarly bound by the Agreement. I hereby appoint my spouse as my attorney-in-fact with respect to any amendment or exercise or waiver of any rights under the Agreement.

Spouse of Purchaser (if applicable)
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COINBASE GLOBAL, INC.
2013 STOCK PLAN
NOTICE OF STOCK OPTION GRANT
[Optionee Name]
[Optionee Address Line 1]
[Optionee Address Line 2]
You have been granted an option to purchase Common Stock of Coinbase Global, Inc., a Delaware corporation (the “Company”), as follows:

Date of Grant:	[●]

Exercise Price Per Share:	$[●]

Total Number of Shares:	[●]

Total Exercise Price:	$[●]

Type of Option:	[●] Incentive Stock Option [●] Nonstatutory Stock Option

Expiration Date:	[●]

Vesting Commencement Date:	[●]

Vesting/Exercise Schedule:
The Option is immediately exercisable. So long as your Continuous Service Status does not terminate, the Shares underlying this Option shall vest in accordance with the following schedule: [●] of the Total Number of Shares shall vest on the [●] anniversary of the Vesting Commencement Date and [●] of the Total Number of Shares shall vest on the corresponding day of each month thereafter (and if there is no corresponding day, the last day of the month).

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Termination Period:
Except as set forth in Section 5 of the Stock Option Agreement, you may exercise this Option for 3 months after termination of your Continuous Service Status, provided that if on your termination date, you have completed a minimum of 2 years of Continuous Service Status (as determined by the Company), then you may exercise this Option for 7 years after termination of your Continuous Service Status; provided, however, in no event may the Option be exercised later than the Expiration Date. Notwithstanding the foregoing, this Option may terminate earlier pursuant to the Coinbase Global, Inc. 2013 Stock Plan (the “Plan”), including (without limitation) upon a dissolution, liquidation or Corporate Transaction (as defined in the Plan) of the Company. You are responsible for keeping track of these exercise periods following the termination of your Continuous Service Status for any reason. The Company will not provide further notice of such periods.

Transferability:	You may not transfer this Option except as set out in Section 6 of the Stock Option Agreement. You must obtain Board approval prior to any transfer of the Shares received upon exercise of this Option.
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By your signature and the signature of the Company’s representative below, you and the Company agree that this Option is granted under and governed by the terms and conditions of this Notice and the Coinbase Global, Inc. 2013 Stock Plan and Option Agreement, both of which are attached to and made a part of this Notice.
In addition, you agree and acknowledge that your rights to any Shares underlying this Option will be earned only as you provide services to the Company over time, that the grant of this Option is not as consideration for services you rendered to the Company prior to your date of hire, and that nothing in this Notice or the attached documents confers upon you any right to continue your employment or consulting relationship with the Company for any period of time, nor does it interfere in any way with your right or the Company’s right to terminate that relationship at any time, for any reason, with or without cause. Also, to the extent applicable, the Exercise Price Per Share has been set in good faith compliance with the applicable guidance issued by the IRS under Section 409A of the Code. However, there is no guarantee that the IRS will agree with the valuation, and by signing below, you agree and acknowledge that the Company, its Board, officers, employees, agents and stockholders shall not be held liable for any applicable costs, taxes, or penalties associated with this Option if, in fact, the IRS or any other person (including, without limitation, a successor corporation or an acquirer in a Change of Control) were to determine that this Option constitutes deferred compensation under Section 409A of the Code. You should consult with your own tax advisor concerning the tax consequences of such a determination by the IRS. For purposes of this paragraph, the term “Company” will be interpreted to include any Parent, Subsidiary or Affiliate.

THE COMPANY:

COINBASE GLOBAL, INC.

By:
(Signature)

Name:

Title:

OPTIONEE:

(PRINT NAME)

(Signature) Address:
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COINBASE GLOBAL, INC.
2013 STOCK PLAN STOCK
OPTION AGREEMENT
1.Grant of Option. Coinbase Global, Inc., a Delaware corporation (the “Company”), hereby grants to the person (“Optionee”) named in the Notice of Stock Option Grant (the “Notice”), an option (the “Option”) to purchase the total number of shares of Common Stock (the “Shares”) set forth in the Notice, at the exercise price per Share set forth in the Notice (the “Exercise Price”), subject to the terms, definitions and provisions of the Coinbase Global, Inc. 2013 Stock Plan (the “Plan”) adopted by the Company, which is incorporated in this Stock Option Agreement (this “Agreement”) by reference. Unless otherwise defined in this Agreement, the terms used in this Agreement or the Notice shall have the meanings defined in the Plan.
2.Designation of Option. This Option is intended to be an Incentive Stock Option as defined in Section 422 of the Code only to the extent so designated in the Notice, and to the extent it is not so designated or to the extent this Option does not qualify as an Incentive Stock Option, it is intended to be a Nonstatutory Stock Option.
Notwithstanding the above, if designated as an Incentive Stock Option, in the event that the Shares subject to this Option (and all other incentive stock options granted to Optionee by the Company or any Parent or Subsidiary, including under other plans) that first become exercisable in any calendar year have an aggregate fair market value (determined for each Share as of the date of grant of the option covering such Share) in excess of $100,000, the Shares in excess of $100,000 shall be treated as subject to a nonstatutory stock option, in accordance with Section 5(c) of the Plan.
3.Exercise of Option. This Option shall be exercisable during its term in accordance with the Vesting/Exercise Schedule set out in the Notice and with the provisions of Section 7(c) of the Plan as follows:
(a)Right to Exercise.
(i)This Option may not be exercised for a fraction of a share.
(ii)In the event of Optionee’s death, Disability or other termination of Continuous Service Status, the exercisability of this Option is governed by Section 5 below, subject to the limitations contained in this Section 3.
(ii)In no event may this Option be exercised after the Expiration Date set forth in the Notice.
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(b)Method of Exercise.
(i)This Option shall be exercisable by execution and delivery of the Early Exercise Notice and Restricted Stock Purchase Agreement attached hereto as Exhibit A, the Exercise Agreement attached hereto as Exhibit B or of any other form of written notice approved for such purpose by the Company which shall state Optionee’s election to exercise this Option, the number of Shares in respect of which this Option is being exercised, and such other representations and agreements as to the holder’s investment intent with respect to such Shares as may be required by the Company pursuant to the provisions of the Plan. Such written notice shall be signed by Optionee and shall be delivered to the Company by such means as are determined by the Company in its discretion to constitute adequate delivery. The written notice shall be accompanied by payment of the aggregate Exercise Price for the purchased Shares.
(ii)As a condition to the exercise of this Option and as further set forth in Section 9 of the Plan, Optionee agrees to make adequate provision for federal, state or other applicable tax, withholding, required deductions or other payments, if any, which arise upon the grant, vesting or exercise of this Option, or disposition of Shares, whether by withholding, direct payment to the Company, or otherwise, as determined by the Company in its sole discretion.
(iii)The Company is not obligated, and will have no liability for failure, to issue or deliver any Shares upon exercise of this Option unless such issuance or delivery would comply with the Applicable Laws, with such compliance determined by the Company in consultation with its legal counsel. This Option may not be exercised until such time as the Plan has been approved by the holders of capital stock of the Company, or if the issuance of such Shares upon such exercise or the method of payment of consideration for such Shares would constitute a violation of any Applicable Laws, including any applicable U.S. federal or state securities laws or any other law or regulation, including any rule under Part 221 of Title 12 of the Code of Federal Regulations as promulgated by the Federal Reserve Board. As a condition to the exercise of this Option, the Company may require Optionee to make any representation and warranty to the Company as may be required by the Applicable Laws. Assuming such compliance, for income tax purposes the Shares shall be considered transferred to Optionee on the date on which this Option is exercised with respect to such Shares.
(iv)Subject to compliance with Applicable Laws, this Option shall be deemed to be exercised upon receipt by the Company of the appropriate written notice of exercise accompanied by the Exercise Price and the satisfaction of any applicable obligations described in Section 3(b)(ii) above.
4.Method of Payment. Payment of the Exercise Price shall be by cash or check or, following the initial public offering of the Company’s Common Stock, by Cashless Exercise pursuant to which the Optionee delivers an irrevocable direction to a securities broker (on a form prescribed by the Company and according to a procedure established by the Company).
5.Termination of Relationship. Following the date of termination of Optionee’s Continuous Service Status for any reason (the “Termination Date”), Optionee may exercise this Option only as set forth in the Notice and this Section 5. If Optionee does not exercise this
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Option within the Termination Period set forth in the Notice or the termination periods set forth below, this Option shall terminate in its entirety. In no event, may any Option be exercised after the Expiration Date of this Option as set forth in the Notice.
(a)Termination Prior to 2 Years of Continuous Service Status. If Optionee’s Continuous Service Status terminates prior to Optionee’s completion of 2 years of Continuous Service Status (as determined by the Company), then Optionee may, to the extent Optionee is vested in the Optioned Stock, exercise this Option as follows:
(i)General Termination. In the event of termination of Optionee’s Continuous Service Status other than as a result of Optionee’s Disability or death or Optionee’s termination for Cause, Optionee may, to the extent Optionee is vested in the Optioned Stock, exercise this Option during the Termination Period set forth in the Notice.
(ii)Termination upon Disability of Optionee. In the event of termination of Optionee’s Continuous Service Status as a result of Optionee’s Disability, Optionee may, but only within 12 months following the Termination Date, exercise this Option to the extent Optionee is vested in the Optioned Stock.
(iii)Death of Optionee. In the event of termination of Optionee’s Continuous Service Status as a result of Optionee’s death, or in the event of Optionee’s death within 3 months following Optionee’s Termination Date, this Option may be exercised at any time within 12 months following the Termination Date, or if later, 12 months following the date of death by any beneficiaries designated in accordance with Section 16 of the Plan or, if there are no such beneficiaries, by the Optionee’s estate, or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent Optionee is vested in the Optioned Stock.
(b)Termination On or After 2 Years of Continuous Service Status. If Optionee’s Continuous Service Status terminates (other than a termination for Cause) on or after the date on which Optionee has completed 2 years of Continuous Service Status (as determined by the Company), Optionee may, to the extent Optionee is vested in the Optioned Stock, exercise this Option during the Termination Period set forth in the Notice and this Option shall terminate with respect to the unvested Shares subject to the Option on the date that is 3 months following Optionee’s termination of Continuous Service Status. In the event that Optionee’s Continuous Service Status terminates as a result of Optionee’s death, this Option may be exercised by any beneficiaries designated in accordance with Section 16 of the Plan or, if there are no such beneficiaries, by the Optionee’s estate, or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent Optionee is vested in the Optioned Stock.
(c)Termination for Cause. In the event of termination of Optionee’s Continuous Service Status for Cause at any time, this Option (including any vested portion thereof) shall immediately terminate in its entirety upon first notification to Optionee of such termination for Cause. If Optionee’s Continuous Service Status is suspended pending an investigation of whether Optionee’s Continuous Service Status will be terminated for Cause, all
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Optionee’s rights under this Option, including the right to exercise this Option, shall be suspended during the investigation period.
6.Non-Transferability of Option. This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by him or her. The terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of Optionee.
7.Lock-Up Agreement. If so requested by the Company or the underwriters in connection with the initial public offering of the Company’s securities registered under the Securities Act of 1933, as amended, Optionee shall not sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any securities of the Company however or whenever acquired (except for those being registered) without the prior written consent of the Company or such underwriters, as the case may be, for 180 days from the effective date of the registration statement, plus such additional period, to the extent required by FINRA rules, up to a maximum of 216 days from the effective date of the registration statement, and Optionee shall execute an agreement reflecting the foregoing as may be requested by the underwriters at the time of such offering.
8.Effect of Agreement. Optionee acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof (and has had an opportunity to consult counsel regarding the Option terms), and hereby accepts this Option and agrees to be bound by its contractual terms as set forth herein and in the Plan. Optionee hereby agrees to accept as binding, conclusive and final all decisions and interpretations of the Administrator regarding any questions relating to this Option. In the event of a conflict between the terms and provisions of the Plan and the terms and provisions of the Notice and this Agreement, the Plan terms and provisions shall prevail.
9.Imposition of Other Requirements. The Company reserves the right to impose other requirements on Optionee’s participation in the Plan, on this Option and the Shares subject to this Option and on any other Award or Shares acquired under the Plan, to the extent the Company determines it is necessary or advisable in order to comply with Applicable Laws or facilitate the administration of the Plan. Optionee agrees to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing. Furthermore, Optionee acknowledges that the Applicable Laws of the country in which Optionee is residing or working at the time of grant, holding, vesting, and exercise of the Option or the holding or sale of Shares received pursuant to the Option (including any rules or regulations governing securities, foreign exchange, tax, labor, or other matters) may subject Optionee to additional procedural or regulatory requirements that Optionee is and will be solely responsible for and must fulfill.
10.Electronic Delivery. The Company may, in its sole discretion, decide to deliver any documents related to Optionee’s current or future participation in the Plan, this Option, the Shares subject to this Option, any other Company Securities or any other Company-related documents, by electronic means. By accepting this Option, whether electronically or otherwise, Optionee hereby (i) consents to receive such documents by electronic means, (ii) consents to the use of electronic signatures, and (iii) if applicable, agrees to participate in the Plan and/or receive
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any such documents through an on-line or electronic system established and maintained by the Company or a third party designated by the Company, including but not limited to the use of electronic signatures or click-through electronic acceptance of terms and conditions.
11.Miscellaneous.
(a)Governing Law. The validity, interpretation, construction and performance of this Agreement, and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the state of California, without giving effect to principles of conflicts of law. For purposes of litigating any dispute that may arise directly or indirectly from this Agreement, the parties hereby submit and consent to the exclusive jurisdiction of the state of California and agree that any such litigation shall be conducted only in the courts of California or the federal courts of the United States located in California and no other courts.
(b)Entire Agreement. This Agreement sets forth the entire agreement and understanding of the parties relating to the subject matter herein and supersedes all prior or contemporaneous discussions, understandings and agreements, whether oral or written, between them relating to the subject matter hereof.
(c)Amendments and Waivers. No modification of or amendment to this Agreement, nor any waiver of any rights under this Agreement, shall be effective unless in writing signed by the parties to this Agreement. No delay or failure to require performance of any provision of this Agreement shall constitute a waiver of that provision as to that or any other instance.
(d)Successors and Assigns. Except as otherwise provided in this Agreement, this Agreement, and the rights and obligations of the parties hereunder, will be binding upon and inure to the benefit of their respective successors, assigns, heirs, executors, administrators and legal representatives. The Company may assign any of its rights and obligations under this Agreement. No other party to this Agreement may assign, whether voluntarily or by operation of law, any of its rights and obligations under this Agreement, except with the prior written consent of the Company.
(e)Notices. Any notice, demand or request required or permitted to be given under this Agreement shall be in writing and shall be deemed sufficient when delivered personally or by overnight courier or sent by email, or 48 hours after being deposited in the U.S. mail as certified or registered mail with postage prepaid, addressed to the party to be notified at such party’s address as set forth on the signature page, as subsequently modified by written notice, or if no address is specified on the signature page, at the most recent address set forth in the Company’s books and records.
(f)Severability. If one or more provisions of this Agreement are held to be unenforceable under Applicable Laws, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision shall be excluded from this Agreement,
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(ii) the balance of the Agreement shall be interpreted as if such provision were so excluded and (iii) the balance of the Agreement shall be enforceable in accordance with its terms.
(g)Construction. This Agreement is the result of negotiations between and has been reviewed by each of the parties hereto and their respective counsel, if any; accordingly, this Agreement shall be deemed to be the product of all of the parties hereto, and no ambiguity shall be construed in favor of or against any one of the parties hereto.
(h)Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, and all of which together shall constitute one and the same agreement. Execution of a facsimile copy will have the same force and effect as execution of an original, and a facsimile signature will be deemed an original and valid signature.
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EXHIBIT A
COINBASE GLOBAL, INC.
2013 STOCK PLAN
EARLY EXERCISE NOTICE AND RESTRICTED STOCK PURCHASE AGREEMENT
This Agreement (“Agreement”) is made as of [●] by and between Coinbase Global, Inc., a Delaware corporation (the “Company”), and [●] (“Purchaser”). To the extent any capitalized terms used in this Agreement are not defined, they shall have the meaning ascribed to them in the Company’s 2013 Stock Plan (the “Plan”) and the Option Agreement (as defined below).
1.Exercise of Option. Subject to the terms and conditions hereof, Purchaser hereby elects to exercise his or her option to purchase [●] shares of the Common Stock (the “Shares”) of the Company under and pursuant to the Plan, the Notice of Stock Option Grant and the Stock Option Agreement granted [●] (the “Agreement”). Of these Shares, Purchaser has elected to purchase [●] of those Shares which have become vested as of the date hereof under the Vesting/Exercise Schedule set forth in the Notice of Stock Option Grant (the “Vested Shares”) and [●] Shares which have not yet vested under such Vesting/Exercise Schedule (the “Unvested Shares”). The purchase price for the Shares shall be $[●] per Share for a total purchase price of $[●]. The term “Shares” refers to the purchased Shares and all securities received in connection with the Shares pursuant to stock dividends or splits, all securities received in replacement of the Shares in a recapitalization, merger, reorganization, exchange or the like, and all new, substituted or additional securities or other property to which Purchaser is entitled by reason of Purchaser’s ownership of the Shares.
2.Time and Place of Exercise. The purchase and sale of the Shares under this Agreement shall occur at the principal office of the Company simultaneously with the execution and delivery of this Agreement, the payment of the aggregate exercise price by any method listed in Section 4 of the Option Agreement, and the satisfaction of any applicable tax, withholding, required deductions or other payments, all in accordance with the provisions of Section 3(b) of the Option Agreement. The Company shall issue the Shares to Purchaser by entering such Shares in Purchaser’s name as of such date in the books and records of the Company or, if applicable, a duly authorized transfer agent of the Company, against payment of the exercise price therefor by Purchaser. The Company will deliver to Purchaser a stock certificate or, in the case of uncertificated securities, notice of issuance, for the Shares as soon as practicable following such date.
3.Limitations on Transfer. Purchaser acknowledges and agrees that the Shares purchased under this Agreement are subject to (i) the transfer restrictions set forth in Section 12 of the Plan, (ii) the terms and conditions that apply to the Company’s Common Stock, as set forth in the Company’s Amended and Restated Bylaws, including (without limitation) certain transfer restrictions set forth in Section 8.9 of the Company’s Amended and Restated Bylaws, as in effect at the time of any proposed transfer (the “Bylaw Restrictions”), and (iii) any other limitation or restriction on transfer created by Applicable Laws. In addition to the foregoing
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limitations on transfer, Purchaser shall not assign, encumber or dispose of any interest in the Shares while the Shares are subject to the Company’s Repurchase Option (as defined below). After any Shares have been released from such Repurchase Option, Purchaser shall not assign, encumber or dispose of any interest in the Shares except to the extent permitted by, and in compliance with, Section 12 of the Plan, the Bylaw Restrictions, Applicable Laws, and the provisions below.
(a)Repurchase Option.
(i)In the event of the voluntary or involuntary termination of Purchaser’s Continuous Service Status with the Company for any reason (including, without limitation, resignation, death or Disability), with or without Cause, the Company shall upon the date of such termination (the “Termination Date”) have an irrevocable, exclusive option (the “Repurchase Option”) for a period of 3 months from such date to repurchase all or any portion of the Unvested Shares (as defined below) held by Purchaser as of the Termination Date at the original purchase price per Share (adjusted for any stock splits, stock dividends and the like) specified in Section 1. As used herein, “Unvested Shares” means Shares that have not yet been released from the Repurchase Option.
(ii)Unless the Company notifies Purchaser within 3 months from the Termination Date that it does not intend to exercise its Repurchase Option with respect to some or all of the Unvested Shares, the Repurchase Option shall be deemed automatically exercised by the Company as of the end of such 3-month period following the Termination Date, provided that the Company may notify Purchaser that it is exercising its Repurchase Option as of a date prior to the end of such 3-month period. Unless Purchaser is otherwise notified by the Company pursuant to the preceding sentence that the Company does not intend to exercise its Repurchase Option as to some or all of the Unvested Shares to which it applies at the time of termination, execution of this Agreement by Purchaser constitutes written notice to Purchaser of the Company’s intention to exercise its Repurchase Option with respect to all Unvested Shares to which such Repurchase Option applies. The Company, at its choice, may satisfy its payment obligation to Purchaser with respect to exercise of the Repurchase Option by either (A) delivering a check to Purchaser in the amount of the purchase price for the Unvested Shares being repurchased, or (B) in the event Purchaser is indebted to the Company, canceling an amount of such indebtedness equal to the purchase price for the Unvested Shares being repurchased, or (C) by a combination of (A) and (B) so that the combined payment and cancellation of indebtedness equals such purchase price. In the event of any deemed automatic exercise of the Repurchase Option pursuant to this Section 3(a)(ii) in which Purchaser is indebted to the Company, such indebtedness equal to the purchase price of the Unvested Shares being repurchased shall be deemed automatically canceled as of the end of such 3-month period following the Termination Date unless the Company otherwise satisfies its payment obligations. As a result of any repurchase of Unvested Shares pursuant to this Section 3, the Company shall become the legal and beneficial owner of the Unvested Shares being repurchased and shall have all rights and interest therein or related thereto, and the Company shall have the right to transfer to its own name the number of Unvested Shares being repurchased by the Company, without further action by Purchaser.
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(iii)One hundred percent (100%) of the Shares shall initially be subject to the Repurchase Option. The Unvested Shares shall be released from the Repurchase Option in accordance with the Vesting/Exercise Schedule set forth in the Notice of Stock Option Grant until all Shares are released from the Repurchase Option; provided, however, that such scheduled releases from the Repurchase Option shall immediately cease as of the Termination Date. Fractional shares shall be rounded to the nearest whole share.
(b)Transfer Restrictions; Right of First Refusal. Before any Shares held by Purchaser or any transferee of Purchaser (either being sometimes referred to herein as the “Holder”) may be sold or otherwise transferred (including transfer by gift or operation of law), the Company shall first have the right to approve such sale or transfer, in full or in part, and shall then have the right to purchase all or any part of the Shares proposed to be sold or transferred, in each case, in its sole and absolute discretion (the “Right of First Refusal”). If the Holder would like to sell or transfer any Shares, the Holder must provide the Company or its assignee(s) with a Notice (as defined below) requesting approval to sell or transfer the Shares and offering the Company or its assignee(s) a Right of First Refusal on the same terms and conditions set forth in this Section 3(b). The Company may either (1) exercise its Right of First Refusal in full or in part and purchase such Shares pursuant to this Section 3(b), (2) decline to exercise its Right of First Refusal in full or in part and permit the sale or transfer of such Shares to the Proposed Transferee (as defined below) in full or in part, or (3) decline to exercise its Right of First Refusal in full or in part and decline the request to sell or transfer the Shares in full or in part.
(i)Notice of Proposed Transfer. The Holder of the Shares shall deliver to the Company a written notice (the “Notice”) stating: (A) the Holder’s intention to sell or otherwise transfer such Shares; (B) the name of each proposed purchaser or other transferee (“Proposed Transferee”); (C) the number of Shares to be sold or transferred to each Proposed Transferee; (D) the terms and conditions of each proposed sale or transfer, including (without limitation) the purchase price for such Shares (the “Purchase Price”); and (E) the Holder’s offer to the Company or its assignee(s) to purchase the Shares at the Purchase Price and upon the same terms (or terms that are no less favorable to the Company).
(ii)Exercise of Right of First Refusal. At any time within 30 days after receipt of the Notice, the Company and/or its assignee(s) shall deliver a written notice to the Holder indicating whether the Company and/or its assignee(s) elect to permit or reject the proposed sale or transfer, in full or in part, and/or elect to accept or decline the offer to purchase any or all of the Shares proposed to be sold or transferred to any one or more of the Proposed Transferees, at the Purchase Price, provided that if the Purchase Price consists of no legal consideration (as, for example, in the case of a transfer by gift), the purchase price will be the fair market value of the Shares as determined in good faith by the Company. If the Purchase Price includes consideration other than cash, the cash equivalent value of the non-cash consideration shall be determined by the Company in good faith.
(iii)Payment. Payment of the Purchase Price shall be made, at the election of the Company or its assignee(s), in cash (by check), by cancellation of all or a portion
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of any outstanding indebtedness, or by any combination thereof within 60 days after receipt of the Notice or in the manner and at the times set forth in the Notice.
(iv)Holder’s Right to Transfer. If any of the Shares proposed in the Notice to be sold or transferred to a given Proposed Transferee are both (A) not purchased by the Company and/or its assignee(s) as provided in this Section 3(b) and (B) approved by the Company to be sold or transferred, then the Holder may sell or otherwise transfer any such Shares to the applicable Proposed Transferee at the Purchase Price or at a higher price, provided that such sale or other transfer is consummated within 120 days after the date of the Notice; provided that any such sale or other transfer is also effected in accordance with the Bylaw Restrictions, the transfer restrictions set forth in the Plan and any Applicable Laws and the Proposed Transferee agrees in writing that the Plan, the Bylaw Restrictions, and the provisions of the Option Agreement and this Agreement, including this Section 3 and the waiver of statutory information rights in Section 10, shall continue to apply to the Shares in the hands of such Proposed Transferee. The Company, in consultation with its legal counsel, may require the Holder to provide an opinion of counsel evidencing compliance with Applicable Laws. If the Shares described in the Notice are not transferred to the Proposed Transferee within such period, or if the Holder proposes to change the price or other terms to make them more favorable to the Proposed Transferee, a new Notice shall be given to the Company, and the Company and/or its assignees shall again have the right to approve such transfer and be offered the Right of First Refusal.
(v)Exception for Certain Family Transfers. Anything to the contrary contained in this Section 3(b) notwithstanding, the transfer of any or all of the Shares during Holder’s lifetime or on Holder’s death by will or intestacy to Holder’s Immediate Family or a trust for the benefit of Holder’s Immediate Family shall be exempt from the provisions of this Section 3(b). “Immediate Family” as used herein shall mean lineal descendant or antecedent, spouse (or spouse’s antecedents), father, mother, brother or sister (or their descendants), stepchild (or their antecedents or descendants), aunt or uncle (or their antecedents or descendants), brother-in-law or sister-in-law (or their antecedents or descendants) and shall include adoptive relationships. In such case, the transferee or other recipient shall receive and hold the Shares so transferred subject to the provisions of the Plan, the Bylaw Restrictions, and the provisions of the Option Agreement and this Agreement, including this Section 3 and Section 10, and there shall be no further transfer of such Shares except in accordance with the terms of this Section 3, the Plan and the Bylaw Restrictions.
(c)Company’s Right to Purchase upon Involuntary Transfer. In the event of any transfer by operation of law or other involuntary transfer (including death or divorce, but excluding a transfer to Immediate Family as set forth in Section 3(b)(v) above) of all or a portion of the Shares by the record holder thereof, the Company shall have an option to purchase any or all of the Shares transferred at the Fair Market Value of the Shares on the date of transfer (as determined by the Company in its sole discretion). Upon such a transfer, the Holder shall promptly notify the Secretary of the Company of such transfer. The right to purchase such Shares shall be provided to the Company for a period of 30 days following receipt by the Company of written notice from the Holder.
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(d)Assignment. The right of the Company to purchase any part of the Shares may be assigned in whole or in part to any holder or holders of capital stock of the Company or other persons or organizations.
(e)Restrictions Binding on Transferees. All transferees of Shares or any interest therein will receive and hold such Shares or interest subject to the Plan, the Bylaw Restrictions, and the provisions of the Option Agreement and this Agreement, including, without limitation, Section 7 of the Option Agreement, Sections 3 and 10 of this Agreement and Section 12 of the Plan and, including, insofar as applicable, the Repurchase Option. In the event of any purchase by the Company hereunder where the Shares or interest are held by a transferee, the transferee shall be obligated, if requested by the Company, to transfer the Shares or interest to the Purchaser for consideration equal to the amount to be paid by the Company hereunder. In the event the Repurchase Option is deemed exercised by the Company pursuant to Section 3(a)(ii) hereof, the Company may deem any transferee to have transferred the Shares or interest to Purchaser prior to their purchase by the Company, and payment of the purchase price by the Company to such transferee shall be deemed to satisfy Purchaser’s obligation to pay such transferee for such Shares or interest, and also to satisfy the Company’s obligation to pay Purchaser for such Shares or interest. Any sale or transfer of the Shares shall be void unless the provisions of this Agreement are satisfied.
(f)Termination of Rights. The transfer restrictions set forth in Section 3(b) above and Section 12 of the Plan, the Right of First Refusal granted the Company by Section 3(b) above and the right to repurchase the Shares in the event of an involuntary transfer granted the Company by Section 3(c) above shall terminate upon the first sale of Common Stock of the Company to the general public pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission under the Securities Act (other than a registration statement relating solely to the issuance of Common Stock pursuant to a business combination or an employee incentive or benefit plan) or any transfer or conversion of Shares made pursuant to a statutory merger or statutory consolidation of the Company with or into another corporation or corporations if the common stock of the surviving corporation or any direct or indirect parent corporation thereof is registered under the Exchange Act. Upon termination of such transfer restrictions, the Company will remove any stop-transfer notices referred to in Section 7(b) below and related to the restrictions in this Section 3 and a new stock certificate or, in the case of uncertificated securities, notice of issuance, for the Shares not repurchased shall be issued, on request, without the legend referred to in Section 7(a)(ii) below and delivered to Holder.
(g)Lock-Up Agreement. The lock-up provisions set forth in Section 7 of the Option Agreement shall apply to the Shares issued upon exercise of the Option hereunder and Purchaser reaffirms Purchaser’s obligations set forth therein.
4.Escrow of Unvested Shares. For purposes of facilitating the enforcement of the provisions of Section 3(a) above, Purchaser agrees, immediately upon receipt of the stock certificate(s) or, in the case of uncertificated securities, notice of issuance, for the Shares subject to the Repurchase Option, to deliver any such stock certificate(s), as well as a Stock Power in the
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form attached to this Agreement as Attachment A executed by Purchaser and by Purchaser’s spouse (if required for transfer), in blank, to the Secretary of the Company, or the Secretary’s designee, to hold such Shares (and such stock certificate(s), if any) and Stock Power in escrow and to take all such actions and to effectuate all such transfers and/or releases as are required in accordance with the terms of this Agreement. Purchaser hereby acknowledges that the Secretary of the Company, or the Secretary’s designee, is so appointed as the escrow holder with the foregoing authorities as a material inducement to make this Agreement and that said appointment is coupled with an interest and is accordingly irrevocable. Purchaser agrees that said escrow holder shall not be liable to any party hereof (or to any other party). The escrow holder may rely upon any letter, notice or other document executed by any signature purported to be genuine and may resign at any time. Purchaser agrees that if the Secretary of the Company, or the Secretary’s designee, resigns as escrow holder for any or no reason, the Board shall have the power to appoint a successor to serve as escrow holder pursuant to the terms of this Agreement.
5.Investment and Taxation Representations. In connection with the purchase of the Shares, Purchaser represents to the Company the following:
(a)Purchaser is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Shares. Purchaser is purchasing the Shares for investment for Purchaser’s own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act or under any applicable provision of state law. Purchaser does not have any present intention to transfer the Shares to any other person or entity.
(b)Purchaser understands that the Shares have not been registered under the Securities Act by reason of a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Purchaser’s investment intent as expressed herein.
(c)Purchaser further acknowledges and understands that the securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Purchaser further acknowledges and understands that the Company is under no obligation to register the securities.
(d)Purchaser is familiar with the provisions of Rule 144, promulgated under the Securities Act, which, in substance, permits limited public resale of “restricted securities” acquired, directly or indirectly, from the issuer of the securities (or from an affiliate of such issuer), in a non-public offering subject to the satisfaction of certain conditions. Purchaser understands that the Company provides no assurances as to whether he or she will be able to resell any or all of the Shares pursuant to Rule 144, which rule requires, among other things, that the Company be subject to the reporting requirements of the Exchange Act, that resales of securities take place only after the holder of the Shares has held the Shares for certain specified time periods, and under certain circumstances, that resales of securities be limited in volume and take place only pursuant to brokered transactions. Notwithstanding this Section 5(d), Purchaser acknowledges and agrees to the restrictions set forth in Section 5(e) below.
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(e)Purchaser further understands that in the event all of the applicable requirements of Rule 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rule 144 is not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk.
(f)Purchaser understands that Purchaser may suffer adverse tax consequences as a result of Purchaser’s purchase or disposition of the Shares. Purchaser represents that Purchaser has consulted any tax consultants Purchaser deems advisable in connection with the purchase or disposition of the Shares and that Purchaser is not relying on the Company for any tax advice.
6.Voting Provisions. As a condition precedent to entering into this Agreement, at the request of the Company, Purchaser shall become a party to any voting agreement to which the Company is a party at the time of Purchaser’s execution and delivery of this Agreement, as such voting agreement may be thereafter amended from time to time (the “Voting Agreement”), by executing an adoption agreement or counterpart signature page agreeing to be bound by and subject to the terms of the Voting Agreement and to vote the Shares in the capacity of a “Common Holder” and a “Stockholder,” as such terms may be defined in the Voting Agreement.
7.Restrictive Legends and Stop-Transfer Orders.
(a)Legends. Any stock certificate or, in the case of uncertificated securities, any notice of issuance, for the Shares shall bear the following legends (as well as any legends required by the Company or applicable state and federal corporate and securities laws):
(i)“THE SECURITIES REFERENCED HEREIN HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISTRIBUTION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL IN A FORM SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.”
(ii)“THE SECURITIES REFERENCED HEREIN MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF AN AGREEMENT BETWEEN THE COMPANY AND THE STOCKHOLDER, A COPY OF WHICH IS ON FILE WITH AND MAY BE OBTAINED FROM THE SECRETARY OF THE COMPANY AT NO CHARGE.”
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(iii)“THE TRANSFER OF THE SECURITIES REFERENCED HEREIN IS SUBJECT TO CERTAIN TRANSFER RESTRICTIONS SET FORTH IN THE COMPANY’S AMENDED AND RESTATED BYLAWS (AS AMENDED FROM TIME TO TIME) AND THE COMPANY’S STOCK PLAN, COPIES OF WHICH MAY BE OBTAINED UPON WRITTEN REQUEST TO THE COMPANY AT ITS PRINCIPAL PLACE OF BUSINESS. THE COMPANY SHALL NOT REGISTER OR OTHERWISE RECOGNIZE OR GIVE EFFECT TO ANY PURPORTED TRANSFER OF SECURITIES THAT DOES NOT COMPLY WITH SUCH TRANSFER RESTRICTIONS.”
(iv)Any legend required by the Voting Agreement, if applicable.
(b)Stop-Transfer Notices. Purchaser agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.
(c)Refusal to Transfer. The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or the Plan or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.
(d)Required Notices. Purchaser acknowledges that the Shares are issued and shall be held subject to all the provisions of this Section 7, the Certificate of Incorporation and the Bylaws of the Company and any amendments thereto, copies of which are on file at the principal office of the Company. A statement of all of the rights, preferences, privileges and restrictions granted to or imposed upon the respective classes and/or series of shares of stock of the Company and upon the holders thereof may be obtained by any stockholder upon request and without charge, at the principal office of the Company, and the Company will furnish any stockholder, upon request and without charge, a copy of such statement. Purchaser acknowledges that the provisions of this Section 7 shall constitute the notices required by Sections 151(f) and 202(a) of the Delaware General Corporation Law and the Purchaser hereby expressly waives the requirement of Section 151(f) of the Delaware General Corporation Law that it receive the written notice provided for in Sections 151(f) and 202(a) of the Delaware General Corporation Law within a reasonable time after the issuance of the Shares.
8.No Employment Rights. Nothing in this Agreement shall affect in any manner whatsoever the right or power of the Company, or a parent, subsidiary or affiliate of the Company, to terminate Purchaser’s employment or consulting relationship, for any reason, with or without cause.
9.Section 83(b) Election.
(a)Purchaser understands that Section 83(a) of the Internal Revenue Code of 1986, as amended (the “Code”), taxes as ordinary income for a Nonstatutory Stock Option and as alternative minimum taxable income for an Incentive Stock Option the difference between the
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amount paid for the Shares and the Fair Market Value of the Shares as of the date any restrictions on the Shares lapse. In this context, “restriction” means the right of the Company to buy back the Shares pursuant to the Repurchase Option set forth in Section 3(a) of this Agreement. Purchaser understands that Purchaser may elect to be taxed at the time the Shares are purchased, rather than when and as the Repurchase Option expires, by filing an election under Section 83(b) (an “83(b) Election”) of the Code with the Internal Revenue Service within 30 days from the date of purchase. Even if the Fair Market Value of the Shares at the time of the execution of this Agreement equals the amount paid for the Shares, the election must be made to avoid income and alternative minimum tax treatment under Section 83(a) in the future. Purchaser understands that failure to file such an election in a timely manner may result in adverse tax consequences for Purchaser. Purchaser further understands that an additional copy of such election form should be filed with his or her federal income tax return for the calendar year in which the date of this Agreement falls. Purchaser acknowledges that the foregoing is only a summary of the effect of United States federal income taxation with respect to purchase of the Shares hereunder, does not purport to be complete, and is not intended or written to be used, and cannot be used, for the purposes of avoiding taxpayer penalties. Purchaser further acknowledges that the Company has directed Purchaser to seek independent advice regarding the applicable provisions of the Code, the income tax laws of any municipality, state or foreign country in which Purchaser may reside, and the tax consequences of Purchaser’s death, and Purchaser has consulted, and has been fully advised by, Purchaser’s own tax advisor regarding such tax laws and tax consequences or has knowingly chosen not to consult such a tax advisor. Purchaser further acknowledges that neither the Company nor any subsidiary or representative of the Company has made any warranty or representation to Purchaser with respect to the tax consequences of Purchaser’s purchase of the Shares or of the making or failure to make an 83(b) Election. PURCHASER (AND NOT THE COMPANY, ITS AGENTS OR ANY OTHER PERSON) SHALL BE SOLELY RESPONSIBLE FOR APPROPRIATELY FILING SUCH FORM WITH THE IRS, EVEN IF PURCHASER REQUESTS THE COMPANY, ITS AGENTS OR ANY OTHER PERSON MAKE THIS FILING ON PURCHASER’S BEHALF.
(b)Purchaser agrees that he or she will execute and deliver to the Company with this executed Agreement a copy of the Acknowledgment and Statement of Decision Regarding Section 83(b) Election (the “Acknowledgment”) attached hereto as Attachment B. Purchaser further agrees that he or she will execute and submit with the Acknowledgment a copy of the 83(b) Election attached hereto as Attachment C (for tax purposes in connection with the early exercise of an option) if Purchaser has indicated in the Acknowledgment his or her decision to make such an election.
10.Waiver of Statutory Information Rights. Purchaser acknowledges and understands that, but for the waiver made herein, Purchaser would be entitled, upon written demand under oath stating the purpose thereof, to inspect for any proper purpose, and to make copies and extracts from, the Company’s stock ledger, a list of its stockholders, and its other books and records, and the books and records of subsidiaries of the Company, if any, under the circumstances and in the manner provided in Section 220 of the General Corporation Law of Delaware (any and all such rights, and any and all such other rights of Purchaser as may be provided for in Section 220, the “Inspection Rights”). In light of the foregoing, until the first
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sale of Common Stock of the Company to the general public pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission under the Securities Act of 1933, as amended, Purchaser hereby unconditionally and irrevocably waives the Inspection Rights, whether such Inspection Rights would be exercised or pursued directly or indirectly pursuant to Section 220 or otherwise, and covenants and agrees never to directly or indirectly commence, voluntarily aid in any way, prosecute, assign, transfer, or cause to be commenced any claim, action, cause of action, or other proceeding to pursue or exercise the Inspection Rights. The foregoing waiver applies to the Inspection Rights of Purchaser in Purchaser’s capacity as a stockholder and shall not affect any rights of a director, in his or her capacity as such, under Section 220. The foregoing waiver shall not apply to any contractual inspection rights of Purchaser under any written agreement with the Company.
11.Miscellaneous.
(a)Governing Law. The validity, interpretation, construction and performance of this Agreement, and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the state of California, without giving effect to principles of conflicts of law. For purposes of litigating any dispute that may arise directly or indirectly from this Agreement, the parties hereby submit and consent to the exclusive jurisdiction of the state of California and agree that any such litigation shall be conducted only in the courts of California or the federal courts of the United States located in California and no other courts.
(b)Entire Agreement. This Agreement sets forth the entire agreement and understanding of the parties relating to the subject matter herein and supersedes all prior or contemporaneous discussions, understandings and agreements, whether oral or written, between them relating to the subject matter hereof.
(c)Amendments and Waivers. No modification of or amendment to this Agreement, nor any waiver of any rights under this Agreement, shall be effective unless in writing signed by the parties to this Agreement. No delay or failure to require performance of any provision of this Agreement shall constitute a waiver of that provision as to that or any other instance.
(d)Successors and Assigns. Except as otherwise provided in this Agreement, this Agreement, and the rights and obligations of the parties hereunder, will be binding upon and inure to the benefit of their respective successors, assigns, heirs, executors, administrators and legal representatives. The Company may assign any of its rights and obligations under this Agreement. No other party to this Agreement may assign, whether voluntarily or by operation of law, any of its rights and obligations under this Agreement, except with the prior written consent of the Company.
(e)Notices. Any notice, demand or request required or permitted to be given under this Agreement shall be in writing and shall be deemed sufficient when delivered personally or by overnight courier or sent by email, or 48 hours after being deposited in the U.S. mail as certified or registered mail with postage prepaid, addressed to the party to be notified at
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such party’s address as set forth on the signature page, as subsequently modified by written notice, or if no address is specified on the signature page, at the most recent address set forth in the Company’s books and records.
(f)Severability. If one or more provisions of this Agreement are held to be unenforceable under Applicable Law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision shall be excluded from this Agreement, (ii) the balance of the Agreement shall be interpreted as if such provision were so excluded and (iii) the balance of the Agreement shall be enforceable in accordance with its terms.
(g)Construction. This Agreement is the result of negotiations between and has been reviewed by each of the parties hereto and their respective counsel, if any; accordingly, this Agreement shall be deemed to be the product of all of the parties hereto, and no ambiguity shall be construed in favor of or against any one of the parties hereto.
(h)Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, and all of which together shall constitute one and the same agreement. Execution of a facsimile copy will have the same force and effect as execution of an original, and a facsimile signature will be deemed an original and valid signature.
(i)Electronic Delivery. The Company may, in its sole discretion, decide to deliver any documents related to this Agreement or any notices required by applicable law or the Company’s Certificate of Incorporation or Bylaws by email or any other electronic means. Purchaser hereby consents to (i) conduct business electronically (ii) receive such documents and notices by such electronic delivery and (iii) sign documents electronically and agrees to participate through an on-line or electronic system established and maintained by the Company or a third party designated by the Company.
(i)California Corporate Securities Law. THE SALE OF THE SECURITIES WHICH ARE THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF THE SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO THE QUALIFICATION IS UNLAWFUL, UNLESS THE SALE OF SECURITIES IS EXEMPT FROM QUALIFICATION BY SECTION 25100, 25102 OR 25105 OF THE CALIFORNIA CORPORATIONS CODE. THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON THE QUALIFICATION BEING OBTAINED, UNLESS THE SALE IS SO EXEMPT.
[Signature Page Follows]
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The parties have executed this Early Exercise Notice and Restricted Stock Purchase Agreement as of the date first set forth above.

THE COMPANY:

COINBASE GLOBAL, INC.

By:
(Signature)

Name:

Title:

Address:

PURCHASER:

(PRINT NAME)

(Signature) Address:

Email:
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I, [●], spouse of [●] (“Purchaser”), have read and hereby approve the foregoing Agreement. In consideration of the Company’s granting my spouse the right to purchase the Shares as set forth in the Agreement, I hereby agree to be bound irrevocably by the Agreement and further agree that any community property or other such interest that I may have in the Shares shall hereby be similarly bound by the Agreement. I hereby appoint my spouse as my attorney-in-fact with respect to any amendment or exercise or waiver of any rights under the Agreement.

Spouse of Purchaser (if applicable)
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ATTACHMENT A
STOCK POWER
FOR VALUE RECEIVED, the undersigned (“Holder”), hereby sells, assigns and transfers unto ___________________________________ (“Transferee”) ____________ shares of the Common Stock of Coinbase Global, Inc., a Delaware corporation (the “Company”), standing in Holder’s name on the Company’s books as Certificate No. CS-_______ whether held in certificated or uncertificated form, and does hereby irrevocably constitute and appoint ___________________________________to transfer said stock on the books of the Company with full power of substitution in the premises.

Dated:	HOLDER:

(PRINT NAME)

(Signature)

Spouse of Holder (if applicable)
This Stock Power may only be used as authorized by the Early Exercise Notice and Restricted Stock Purchase Agreement between the Holder and the Company, dated _______ and the exhibits thereto.
Instructions: Please do not fill in any blanks other than the signature line. The purpose of this assignment is to enable the Company to exercise its repurchase option set forth in the Agreement without requiring additional signatures on the part of Holder.
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IF YOU WISH TO MAKE A SECTION 83(B) ELECTION, THE FILING OF SUCH ELECTION IS YOUR RESPONSIBILITY.
THE FORM FOR MAKING THIS SECTION 83(B) ELECTION IS ATTACHED TO THIS AGREEMENT.
YOU MUST FILE THIS FORM WITHIN 30 DAYS OF PURCHASING THE SHARES.
YOU (AND NOT THE COMPANY, ANY OF ITS AGENTS OR ANY OTHER PERSON) SHALL BE SOLELY RESPONSIBLE FOR FILING SUCH FORM WITH THE IRS, EVEN IF YOU REQUEST THE COMPANY, ITS AGENTS OR ANY OTHER PERSON TO MAKE THIS FILING ON YOUR BEHALF AND EVEN IF THE COMPANY, ANY OF ITS AGENTS OR ANY OTHER PERSON HAS PREVIOUSLY MADE THIS FILING ON YOUR BEHALF.
The election should be filed by mailing a signed election form by certified mail, return receipt requested to the IRS Service Center where you file your tax returns. See www.irs.gov.
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ATTACHMENT B
ACKNOWLEDGMENT AND STATEMENT OF DECISION
REGARDING SECTION 83(b) ELECTION
The undersigned has entered into a stock purchase agreement with Coinbase Global, Inc., a Delaware corporation (the “Company”), pursuant to which the undersigned is purchasing [●] shares of Common Stock of the Company (the “Shares”). In connection with the purchase of the Shares, the undersigned hereby represents as follows:
1.The undersigned has carefully reviewed the stock purchase agreement pursuant to which the undersigned is purchasing the Shares.
2.The undersigned either [check and complete as applicable]:
(a)______ has consulted, and has been fully advised by, the undersigned’s own tax advisor, [●], whose business address is [●] regarding the federal, state and local tax consequences of purchasing the Shares, and particularly regarding the advisability of making elections pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended (the “Code”) and pursuant to the corresponding provisions, if any, of applicable state law; or
(b)______ has knowingly chosen not to consult such a tax advisor.
3.The undersigned hereby states that the undersigned has decided [check as applicable]:
(a)______ to make an election pursuant to Section 83(b) of the Code, and is submitting to the Company, together with the undersigned’s executed stock purchase agreement, an executed form entitled “Election Under Section 83(b) of the Internal Revenue Code of 1986;” or
(b)______ not to make an election pursuant to Section 83(b) of the Code.
4.Neither the Company nor any subsidiary or representative of the Company has made any warranty or representation to the undersigned with respect to the tax consequences of the undersigned’s purchase of the Shares or of the making or failure to make an election pursuant to Section 83(b) of the Code or the corresponding provisions, if any, of applicable state law.

Dated:	PURCHASER:

(PRINT NAME)

(Signature)
Spouse of Purchaser (if applicable)
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ATTACHMENT C
ELECTION UNDER SECTION 83(B)
OF THE INTERNAL REVENUE CODE OF 1986
The undersigned taxpayer hereby elects, pursuant to Section 83(b) of the Internal Revenue Code, to include in taxpayer’s gross income or alternative minimum taxable income, as applicable, for the current taxable year, the amount of any income that may be taxable to taxpayer in connection with taxpayer’s receipt of the property described below:
1.The name, address, taxpayer identification number and taxable year of the undersigned are as follows:

NAME OF TAXPAYER:	NAME OF SPOUSE:

ADDRESS:

United States

IDENTIFICATION NO. OF TAXPAYER:

IDENTIFICATION NO. OF SPOUSE:

TAXABLE YEAR:

2.The property with respect to which the election is made is described as follows:
_________________ shares of the Common Stock of Coinbase Global, Inc., a Delaware corporation (the “Company”).
3.The date on which the property was transferred is:
4.The property is subject to the following restrictions:
Repurchase option at cost in favor of the Company upon termination of taxpayer’s employment or consulting relationship.
5.The fair market value at the time of transfer, determined without regard to any restriction other than a restriction which by its terms will never lapse, of such property is:
$_________
6.The amount (if any) paid for such property: $_______
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The undersigned has submitted a copy of this statement to the person for whom the services were performed in connection with the undersigned’s receipt of the above described property. The transferee of such property is the person performing the services in connection with the transfer of said property.
The undersigned understands that the foregoing election may not be revoked except with the consent of the Commissioner.

Dated:	PURCHASER:

(Signature)

Spouse of Purchaser (if applicable)
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EXHIBIT B
COINBASE GLOBAL, INC.
2013 STOCK PLAN
EXERCISE AGREEMENT
This Exercise Agreement (this “Agreement”) is made as of [●], by and between Coinbase Global, Inc., a Delaware corporation (the “Company”), and [●] (“Purchaser”). To the extent any capitalized terms used in this Agreement are not defined, they shall have the meaning ascribed to them in the Company’s 2013 Stock Plan (the “Plan”) and the Option Agreement (as defined below).
1.Exercise of Option. Subject to the terms and conditions hereof, Purchaser hereby elects to exercise his or her option to purchase [●] shares of the Common Stock (the “Shares”) of the Company under and pursuant to the Plan, the Notice of Stock Option Grant and the Stock Option Agreement granted [●] (the “Option Agreement”). The purchase price for the Shares shall be $[●] per Share for a total purchase price of $[●]. The term “Shares” refers to the purchased Shares and all securities received in connection with the Shares pursuant to stock dividends or splits, all securities received in replacement of the Shares in a recapitalization, merger, reorganization, exchange or the like, and all new, substituted or additional securities or other property to which Purchaser is entitled by reason of Purchaser’s ownership of the Shares.
2.Time and Place of Exercise. The purchase and sale of the Shares under this Agreement shall occur at the principal office of the Company simultaneously with the execution and delivery of this Agreement, the payment of the aggregate exercise price by any method listed in Section 4 of the Option Agreement, and the satisfaction of any applicable tax, withholding, required deductions or other payments, all in accordance with the provisions of Section 3(b) of the Option Agreement. The Company shall issue the Shares to Purchaser by entering such Shares in Purchaser’s name as of such date in the books and records of the Company or, if applicable, a duly authorized transfer agent of the Company, against payment of the exercise price therefor by Purchaser. The Company will deliver to Purchaser a stock certificate or, in the case of uncertificated securities, notice of issuance, for the Shares as soon as practicable following such date.
3.Limitations on Transfer. Purchaser acknowledges and agrees that the Shares purchased under this Agreement are subject to (i) the transfer restrictions set forth in Section 12 of the Plan, (ii) the terms and conditions that apply to the Company’s Common Stock, as set forth in the Company’s Amended and Restated Bylaws, including (without limitation) certain transfer restrictions set forth in Section 8.9 of the Company’s Amended and Restated Bylaws, as in effect at the time of any proposed transfer (the “Bylaw Restrictions”), and (iii) any other limitation or restriction on transfer created by Applicable Laws. Purchaser shall not assign, encumber or dispose of any interest in the Shares except to the extent permitted by, and in
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compliance with, Section 12 of the Plan, the Bylaw Restrictions, Applicable Laws, and the provisions below.
(a)Transfer Restrictions; Right of First Refusal. Before any Shares held by Purchaser or any transferee of Purchaser (either being sometimes referred to herein as the “Holder”) may be sold or otherwise transferred (including transfer by gift or operation of law), the Company shall first have the right to approve such sale or transfer, in full or in part, and shall then have the right to purchase all or any part of the Shares proposed to be sold or transferred, in each case, in its sole and absolute discretion (the “Right of First Refusal”). If the Holder would like to sell or transfer any Shares, the Holder must provide the Company or its assignee(s) with a Notice (as defined below) requesting approval to sell or transfer the Shares and offering the Company or its assignee(s) a Right of First Refusal on the terms and conditions set forth in this Section 3(a). The Company may either (1) exercise its Right of First Refusal in full or in part and purchase such Shares pursuant to this Section 3(a), (2) decline to exercise its Right of First Refusal in full or in part and permit the sale or transfer of such Shares to the Proposed Transferee (as defined below) in full or in part, or (3) decline to exercise its Right of First Refusal in full or in part and decline the request to sell or transfer the Shares in full or in part.
(i)Notice of Proposed Transfer. The Holder of the Shares shall deliver to the Company a written notice (the “Notice”) stating: (A) the Holder’s desire to sell or otherwise transfer such Shares; (B) the name of each proposed purchaser or other transferee (“Proposed Transferee”); (C) the number of Shares to be sold or transferred to each Proposed Transferee; (D) the terms and conditions of each proposed sale or transfer, including (without limitation) the purchase price for such Shares (the “Purchase Price”); and (E) the Holder’s offer to the Company or its assignee(s) to purchase the Shares at the Purchase Price and upon the same terms (or terms that are no less favorable to the Company).
(ii)Exercise of Right of First Refusal. At any time within 30 days after receipt of the Notice, the Company and/or its assignee(s) shall deliver a written notice to the Holder indicating whether the Company and/or its assignee(s) elect to permit or reject the proposed sale or transfer, in full or in part, and/or elect to accept or decline the offer to purchase any or all of the Shares proposed to be sold or transferred to any one or more of the Proposed Transferees, at the Purchase Price, provided that if the Purchase Price consists of no legal consideration (as, for example, in the case of a transfer by gift), the purchase price will be the fair market value of the Shares as determined in good faith by the Company. If the Purchase Price includes consideration other than cash, the cash equivalent value of the non-cash consideration shall be determined by the Company in good faith.
(iii)Payment. Payment of the Purchase Price shall be made, at the election of the Company or its assignee(s), in cash (by check), by cancellation of all or a portion of any outstanding indebtedness, or by any combination thereof within 60 days after receipt of the Notice or in the manner and at the times set forth in the Notice.
(iv)Holder’s Right to Transfer. If any of the Shares proposed in the Notice to be sold or transferred to a given Proposed Transferee are both (A) not purchased by the Company and/or its assignee(s) as provided in this Section 3(a) and (B) approved by the
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Company to be sold or transferred, then the Holder may sell or otherwise transfer any such Shares to the applicable Proposed Transferee at the Purchase Price or at a higher price, provided that such sale or other transfer is consummated within 120 days after the date of the Notice; provided that any such sale or other transfer is also effected in accordance with the Bylaw Restrictions, the transfer restrictions set forth in the Plan and any Applicable Laws and the Proposed Transferee agrees in writing that the Plan, the Bylaw Restrictions, and the provisions of the Option Agreement and this Agreement, including this Section 3 and the waiver of statutory information rights in Section 8, shall continue to apply to the Shares in the hands of such Proposed Transferee. The Company, in consultation with its legal counsel, may require the Holder to provide an opinion of counsel evidencing compliance with Applicable Laws. If the Shares described in the Notice are not transferred to the Proposed Transferee within such period, or if the Holder proposes to change the price or other terms to make them more favorable to the Proposed Transferee, a new Notice shall be given to the Company, and the Company and/or its assignees shall again have the right to approve such transfer and be offered the Right of First Refusal.
(v)Exception for Certain Family Transfers. Anything to the contrary contained in this Section 3(a) notwithstanding, the transfer of any or all of the Shares during Holder’s lifetime or on Holder’s death by will or intestacy to Holder’s Immediate Family or a trust for the benefit of Holder’s Immediate Family shall be exempt from the provisions of this Section 3(a). “Immediate Family” as used herein shall mean lineal descendant or antecedent, spouse (or spouse’s antecedents), father, mother, brother or sister (or their descendants), stepchild (or their antecedents or descendants), aunt or uncle (or their antecedents or descendants), brother-in-law or sister-in-law (or their antecedents or descendants) and shall include adoptive relationships. In such case, the transferee or other recipient shall receive and hold the Shares so transferred subject to the provisions of the Plan, the Bylaw Restrictions, and the provisions of the Option Agreement and this Agreement, including this Section 3 and Section 8, and there shall be no further transfer of such Shares except in accordance with the terms of this Section 3, the Plan and the Bylaw Restrictions.
(b)Company’s Right to Purchase upon Involuntary Transfer. In the event of any transfer by operation of law or other involuntary transfer (including death or divorce, but excluding a transfer to Immediate Family as set forth in Section 3(a)(v) above) of all or a portion of the Shares by the record holder thereof, the Company shall have an option to purchase any or all of the Shares transferred at the Fair Market Value of the Shares on the date of transfer (as determined by the Company in its sole discretion). Upon such a transfer, the Holder shall promptly notify the Secretary of the Company of such transfer. The right to purchase such Shares shall be provided to the Company for a period of 30 days following receipt by the Company of written notice from the Holder.
(c)Assignment. The right of the Company to purchase any part of the Shares may be assigned in whole or in part to any holder or holders of capital stock of the Company or other persons or organizations.
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(d)Restrictions Binding on Transferees. All transferees of Shares or any interest therein will receive and hold such Shares or interest subject to the Plan, the Bylaw Restrictions, and the provisions of the Option Agreement and this Agreement, including, without limitation, Section 7 of the Option Agreement, Sections 3 and 8 of this Agreement and Section 12 of the Plan. Any sale or transfer of the Shares shall be void unless the provisions of this Agreement are satisfied.
(e)Termination of Rights. The transfer restrictions set forth in Section 3(a) above and Section 12 of the Plan, the Right of First Refusal granted the Company by Section 3(a) above and the option to repurchase the Shares in the event of an involuntary transfer granted the Company by Section 3(b) above shall terminate upon the first sale of Common Stock of the Company to the general public pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission under the Securities Act (other than a registration statement relating solely to the issuance of Common Stock pursuant to a business combination or an employee incentive or benefit plan) or any transfer or conversion of Shares made pursuant to a statutory merger or statutory consolidation of the Company with or into another corporation or corporations if the common stock of the surviving corporation or any direct or indirect parent corporation thereof is registered under the Exchange Act. Upon termination of such transfer restrictions, the Company will remove any stop-transfer notices referred to in Section 6(b) below and related to the restrictions in this Section 3 and a new stock certificate or, in the case of uncertificated securities, notice of issuance, for the Shares not repurchased shall be issued, on request, without the legend referred to in Section 6(a)(ii) below and delivered to Holder.
(f)Lock-Up Agreement. The lock-up provisions set forth in Section 7 of the Option Agreement shall apply to the Shares issued upon exercise of the Option hereunder and Purchaser reaffirms Purchaser’s obligations set forth therein.
4.Investment and Taxation Representations. In connection with the purchase of the Shares, Purchaser represents to the Company the following:
(a)Purchaser is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Shares. Purchaser is purchasing the Shares for investment for Purchaser’s own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act or under any applicable provision of state law. Purchaser does not have any present intention to transfer the Shares to any other person or entity.
(b)Purchaser understands that the Shares have not been registered under the Securities Act by reason of a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Purchaser’s investment intent as expressed herein.
(c)Purchaser further acknowledges and understands that the securities must be held indefinitely unless they are subsequently registered under the Securities Act or an
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exemption from such registration is available. Purchaser further acknowledges and understands that the Company is under no obligation to register the securities.
(d)Purchaser is familiar with the provisions of Rule 144, promulgated under the Securities Act, which, in substance, permits limited public resale of “restricted securities” acquired, directly or indirectly, from the issuer of the securities (or from an affiliate of such issuer), in a non-public offering subject to the satisfaction of certain conditions. Purchaser understands that the Company provides no assurances as to whether he or she will be able to resell any or all of the Shares pursuant to Rule 144, which rule requires, among other things, that the Company be subject to the reporting requirements of the Exchange Act, that resales of securities take place only after the holder of the Shares has held the Shares for certain specified time periods, and under certain circumstances, that resales of securities be limited in volume and take place only pursuant to brokered transactions. Notwithstanding this Section 4(d), Purchaser acknowledges and agrees to the restrictions set forth in Section 4(e) below.
(e)Purchaser further understands that in the event all of the applicable requirements of Rule 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rule 144 is not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk.
(f)Purchaser understands that Purchaser may suffer adverse tax consequences as a result of Purchaser’s purchase or disposition of the Shares. Purchaser represents that Purchaser has consulted any tax consultants Purchaser deems advisable in connection with the purchase or disposition of the Shares and that Purchaser is not relying on the Company for any tax advice.
5.Voting Provisions. As a condition precedent to entering into this Agreement, at the request of the Company, Purchaser shall become a party to any voting agreement to which the Company is a party at the time of Purchaser’s execution and delivery of this Agreement, as such voting agreement may be thereafter amended from time to time (the “Voting Agreement”), by executing an adoption agreement or counterpart signature page agreeing to be bound by and subject to the terms of the Voting Agreement and to vote the Shares in the capacity of a “Common Holder” and a “Stockholder,” as such terms may be defined in the Voting Agreement.
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6.Restrictive Legends and Stop-Transfer Orders.
(a)Legends. Any stock certificate or, in the case of uncertificated securities, notice of issuance, for the Shares shall bear the following legends (as well as any legends required by the Company or applicable state and federal corporate and securities laws):
(i)“THE SECURITIES REFERENCED HEREIN HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISTRIBUTION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL IN A FORM SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.”
(ii)“THE SECURITIES REFERENCED HEREIN MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF AN AGREEMENT BETWEEN THE COMPANY AND THE STOCKHOLDER, A COPY OF WHICH IS ON FILE WITH AND MAY BE OBTAINED FROM THE SECRETARY OF THE COMPANY AT NO CHARGE.”
(iii)“THE TRANSFER OF THE SECURITIES IS SUBJECT TO CERTAIN TRANSFER RESTRICTIONS SET FORTH IN THE COMPANY’S AMENDED AND RESTATED BYLAWS (AS AMENDED FROM TIME TO TIME) AND THE COMPANY’S STOCK PLAN, COPIES OF WHICH MAY BE OBTAINED UPON WRITTEN REQUEST TO THE COMPANY AT ITS PRINCIPAL PLACE OF BUSINESS. THE COMPANY SHALL NOT REGISTER OR OTHERWISE RECOGNIZE OR GIVE EFFECT TO ANY PURPORTED TRANSFER OF SECURITIES THAT DOES NOT COMPLY WITH SUCH TRANSFER RESTRICTIONS.”
(iv)Any legend required by the Voting Agreement, as applicable.
(b)Stop-Transfer Notices. Purchaser agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.
(c)Refusal to Transfer. The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or the Plan or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.
(d)Required Notices. Purchaser acknowledges that the Shares are issued and shall be held subject to all the provisions of this Section 6, the Certificate of Incorporation and the Bylaws of the Company and any amendments thereto, copies of which are on file at the
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principal office of the Company. A statement of all of the rights, preferences, privileges and restrictions granted to or imposed upon the respective classes and/or series of shares of stock of the Company and upon the holders thereof may be obtained by any stockholder upon request and without charge, at the principal office of the Company, and the Company will furnish any stockholder, upon request and without charge, a copy of such statement. Purchaser acknowledges that the provisions of this Section 6 shall constitute the notices required by Sections 151(f) and 202(a) of the Delaware General Corporation Law and the Purchaser hereby expressly waives the requirement of Section 151(f) of the Delaware General Corporation Law that it receive the written notice provided for in Sections 151(f) and 202(a) of the Delaware General Corporation Law within a reasonable time after the issuance of the Shares.
7.No Employment Rights. Nothing in this Agreement shall affect in any manner whatsoever the right or power of the Company, or a parent, subsidiary or affiliate of the Company, to terminate Purchaser’s employment or consulting relationship, for any reason, with or without cause.
8.Waiver of Statutory Information Rights. Purchaser acknowledges and understands that, but for the waiver made herein, Purchaser would be entitled, upon written demand under oath stating the purpose thereof, to inspect for any proper purpose, and to make copies and extracts from, the Company’s stock ledger, a list of its stockholders, and its other books and records, and the books and records of subsidiaries of the Company, if any, under the circumstances and in the manner provided in Section 220 of the General Corporation Law of Delaware (any and all such rights, and any and all such other rights of Purchaser as may be provided for in Section 220, the “Inspection Rights”). In light of the foregoing, until the first sale of Common Stock of the Company to the general public pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission under the Securities Act of 1933, as amended, Purchaser hereby unconditionally and irrevocably waives the Inspection Rights, whether such Inspection Rights would be exercised or pursued directly or indirectly pursuant to Section 220 or otherwise, and covenants and agrees never to directly or indirectly commence, voluntarily aid in any way, prosecute, assign, transfer, or cause to be commenced any claim, action, cause of action, or other proceeding to pursue or exercise the Inspection Rights. The foregoing waiver applies to the Inspection Rights of Purchaser in Purchaser’s capacity as a stockholder and shall not affect any rights of a director, in his or her capacity as such, under Section 220. The foregoing waiver shall not apply to any contractual inspection rights of Purchaser under any written agreement with the Company.
9.Miscellaneous.
(a)Governing Law. The validity, interpretation, construction and performance of this Agreement, and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the state of California, without giving effect to principles of conflicts of law. For purposes of litigating any dispute that may arise directly or indirectly from this Agreement, the parties hereby submit and consent to the exclusive jurisdiction of the state of California and
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agree that any such litigation shall be conducted only in the courts of California or the federal courts of the United States located in California and no other courts.
(b)Entire Agreement. This Agreement sets forth the entire agreement and understanding of the parties relating to the subject matter herein and supersedes all prior or contemporaneous discussions, understandings and agreements, whether oral or written, between them relating to the subject matter hereof.
(c)Amendments and Waivers. No modification of or amendment to this Agreement, nor any waiver of any rights under this Agreement, shall be effective unless in writing signed by the parties to this Agreement. No delay or failure to require performance of any provision of this Agreement shall constitute a waiver of that provision as to that or any other instance.
(d)Successors and Assigns. Except as otherwise provided in this Agreement, this Agreement, and the rights and obligations of the parties hereunder, will be binding upon and inure to the benefit of their respective successors, assigns, heirs, executors, administrators and legal representatives. The Company may assign any of its rights and obligations under this Agreement. No other party to this Agreement may assign, whether voluntarily or by operation of law, any of its rights and obligations under this Agreement, except with the prior written consent of the Company.
(e)Notices. Any notice, demand or request required or permitted to be given under this Agreement shall be in writing and shall be deemed sufficient when delivered personally or by overnight courier or sent by email, or 48 hours after being deposited in the U.S. mail as certified or registered mail with postage prepaid, addressed to the party to be notified at such party’s address as set forth on the signature page, as subsequently modified by written notice, or if no address is specified on the signature page, at the most recent address set forth in the Company’s books and records.
(f)Severability. If one or more provisions of this Agreement are held to be unenforceable under Applicable Law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision shall be excluded from this Agreement, (ii) the balance of the Agreement shall be interpreted as if such provision were so excluded and (iii) the balance of the Agreement shall be enforceable in accordance with its terms.
(g)Construction. This Agreement is the result of negotiations between and has been reviewed by each of the parties hereto and their respective counsel, if any; accordingly, this Agreement shall be deemed to be the product of all of the parties hereto, and no ambiguity shall be construed in favor of or against any one of the parties hereto.
(h)Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, and all of which together shall constitute one and the same agreement. Execution of a facsimile copy
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will have the same force and effect as execution of an original, and a facsimile signature will be deemed an original and valid signature.
(i)Electronic Delivery. The Company may, in its sole discretion, decide to deliver any documents related to this Agreement or any notices required by applicable law or the Company’s Certificate of Incorporation or Bylaws by email or any other electronic means. Purchaser hereby consents to (i) conduct business electronically (ii) receive such documents and notices by such electronic delivery and (iii) sign documents electronically and agrees to participate through an on-line or electronic system established and maintained by the Company or a third party designated by the Company.
(j)California Corporate Securities Law. THE SALE OF THE SECURITIES WHICH ARE THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF THE SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO THE QUALIFICATION IS UNLAWFUL, UNLESS THE SALE OF SECURITIES IS EXEMPT FROM QUALIFICATION BY SECTION 25100, 25102 OR 25105 OF THE CALIFORNIA CORPORATIONS CODE. THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON THE QUALIFICATION BEING OBTAINED, UNLESS THE SALE IS SO EXEMPT.
[Signature Page Follows]
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The parties have executed this Exercise Agreement as of the date first set forth above.

THE COMPANY:

COINBASE GLOBAL, INC.

By:
(Signature)

Name:

Title:

Address:

PURCHASER:

(PRINT NAME)

(Signature) Address:

Email:
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I, [●], spouse of [●] (“Purchaser”), have read and hereby approve the foregoing Agreement. In consideration of the Company’s granting my spouse the right to purchase the Shares as set forth in the Agreement, I hereby agree to be bound irrevocably by the Agreement and further agree that any community property or other such interest that I may have in the Shares shall hereby be similarly bound by the Agreement. I hereby appoint my spouse as my attorney-in-fact with respect to any amendment or exercise of any rights under the Agreement.

Spouse of Purchaser (if applicable)
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COINBASE GLOBAL, INC.
2013 STOCK PLAN
NOTICE OF STOCK OPTION GRANT
[Optionee Name]
[Optionee Address Line 1]
[Optionee Address Line 2]
You have been granted an option to purchase Common Stock of Coinbase Global, Inc., a Delaware corporation (the “Company”), as follows:

Date of Grant:	[●]

Exercise Price Per Share:	$[●]

Total Number of Shares:	[●]

Total Exercise Price:	$[●]

Type of Option:	[●] Incentive Stock Option [●] Nonstatutory Stock Option

Expiration Date:	[●]

Vesting Commencement Date:	[●]

Vesting/Exercise Schedule:
The Option is immediately exercisable. So long as your Continuous Service Status does not terminate, the Shares underlying this Option shall vest in accordance with the following schedule: [●] of the Total Number of Shares shall vest on the [●] anniversary of the Vesting Commencement Date and [●] of the Total Number of Shares shall vest on the corresponding day of each month thereafter (and if there is no corresponding day, the last day of the month).

Termination Period:
Except as set forth in Section 5 of the Stock Option Agreement, you may exercise this Option for 3 months after termination of your Continuous Service Status, provided that if on your termination date, you have completed a minimum of 2 years of Continuous Service Status (as determined by the Company), then you may exercise this Option for 7 years after termination of your Continuous Service Status; provided, however, in no event may the Option be exercised later than the Expiration Date. Notwithstanding the foregoing, this Option may terminate earlier pursuant to the Coinbase Global, Inc. 2013 Stock Plan (the “Plan”), including (without limitation) upon a dissolution, liquidation or Corporate Transaction (as defined in the Plan) of the Company. You are responsible for keeping track of these exercise periods following the termination of your Continuous Service Status for any reason. The Company will not provide further notice of such periods.

Transferability:	You may not transfer this Option except as set out in Section 6 of the Stock Option Agreement. You must obtain Board approval prior to any transfer of the Shares received upon exercise of this Option.
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By your signature and the signature of the Company’s representative below, you and the Company agree that this Option is granted under and governed by the terms and conditions of this Notice and the Coinbase Global, Inc. 2013 Stock Plan and Stock Option Agreement, both of which are attached to and made a part of this Notice. In addition, this Option and any Shares subject to the Option as well as any Shares issued after February 12, 2016 (regardless of how you acquired the Shares) shall be subject to the Company’s Second Amended and Restated Bylaws (the “Bylaws”), including, but not limited to, certain transfer restrictions as summarized in Section 6 of the Stock Option Agreement below, as in effect at the time of any proposed transfer (the “Bylaw Restrictions”). By your signature below, you agree that the Bylaw Restrictions, including the transfer restrictions set forth in Section 6 of the Stock Option Agreement, shall also apply to any Shares or other stock options or equity awards that you have acquired or been granted in the past (including, without limitation, any Shares, options or other equity awards that you acquired or were granted prior to the Date of Grant of this Option).
In addition, you agree and acknowledge that your rights to any Shares underlying this Option will be earned only as you provide services to the Company over time, that the grant of this Option is not as consideration for services you rendered to the Company prior to your date of hire, and that nothing in this Notice or the attached documents confers upon you any right to continue your employment or consulting relationship with the Company for any period of time, nor does it interfere in any way with your right or the Company’s right to terminate that relationship at any time, for any reason, with or without cause. Also, to the extent applicable, the Exercise Price Per Share has been set in good faith compliance with the applicable guidance issued by the IRS under Section 409A of the Code. However, there is no guarantee that the IRS will agree with the valuation, and by signing below, you agree and acknowledge that the Company, its Board, officers, employees, agents and stockholders shall not be held liable for any applicable costs, taxes, or penalties associated with this Option if, in fact, the IRS or any other person (including, without limitation, a successor corporation or an acquirer in a Change of Control) were to determine that this Option constitutes deferred compensation under Section 409A of the Code. You should consult with your own tax advisor concerning the tax consequences of such a determination by the IRS. For purposes of this paragraph, the term “Company” will be interpreted to include any Parent, Subsidiary or Affiliate.

THE COMPANY:	OPTIONEE:

COINBASE GLOBAL, INC.	[OPTIONEE NAME]

By:
(Signature)	(PRINT NAME)

Name:
Title:	(Signature)

Address:

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COINBASE GLOBAL, INC.
2013 STOCK PLAN
STOCK OPTION AGREEMENT
1.Grant of Option. Coinbase Global, Inc., a Delaware corporation (the “Company”), hereby grants to the person (“Optionee”) named in the Notice of Stock Option Grant (the “Notice”), an option (the “Option”) to purchase the total number of shares of Common Stock (the “Shares”) set forth in the Notice, at the exercise price per Share set forth in the Notice (the “Exercise Price”), subject to the terms, definitions and provisions of the Coinbase Global, Inc. 2013 Stock Plan (the “Plan”) adopted by the Company, which is incorporated in this Stock Option Agreement (this “Agreement”) by reference. Unless otherwise defined in this Agreement, the terms used in this Agreement or the Notice shall have the meanings defined in the Plan.
2.Designation of Option. This Option is intended to be an Incentive Stock Option as defined in Section 422 of the Code only to the extent so designated in the Notice, and to the extent it is not so designated or to the extent this Option does not qualify as an Incentive Stock Option, it is intended to be a Nonstatutory Stock Option.
Notwithstanding the above, if designated as an Incentive Stock Option, in the event that the Shares subject to this Option (and all other incentive stock options granted to Optionee by the Company or any Parent or Subsidiary, including under other plans) that first become exercisable in any calendar year have an aggregate fair market value (determined for each Share as of the date of grant of the option covering such Share) in excess of $100,000, the Shares in excess of $100,000 shall be treated as subject to a nonstatutory stock option, in accordance with Section 5(c) of the Plan.
3.Exercise of Option. This Option shall be exercisable during its term in accordance with the Vesting/Exercise Schedule set out in the Notice and with the provisions of Section 7(c) of the Plan as follows:
(a)Right to Exercise.
(i)This Option may not be exercised for a fraction of a share.
(ii)In the event of Optionee’s death, Disability or other termination of Continuous Service Status, the exercisability of this Option is governed by Section 5 below, subject to the limitations contained in this Section 3.
(iii)In no event may this Option be exercised after the Expiration Date set forth in the Notice.

(b)Method of Exercise.
(i)This Option shall be exercisable by execution and delivery of the Early Exercise Notice and Restricted Stock Purchase Agreement attached hereto as Exhibit A, the Exercise Agreement attached hereto as Exhibit B or of any other form of written notice approved for such purpose by the Company which shall state Optionee’s election to exercise this Option, the number of Shares in respect of which this Option is being exercised, and such other representations and agreements as to the holder’s investment intent with respect to such Shares as may be required by the Company pursuant to the provisions of the Plan. Such written notice shall be signed by Optionee and shall be delivered to the Company by such means as are determined by the Company in its discretion to constitute adequate delivery. The written notice shall be accompanied by payment of the aggregate Exercise Price for the purchased Shares.
(ii)As a condition to the exercise of this Option and as further set forth in Section 9 of the Plan, Optionee agrees to make adequate provision for federal, state or other applicable tax, withholding, required deductions or other payments, if any, which arise upon the grant, vesting or exercise of this Option, or disposition of Shares, whether by withholding, direct payment to the Company, or otherwise, as determined by the Company in its sole discretion.
(iii)The Company is not obligated, and will have no liability for failure, to issue or deliver any Shares upon exercise of this Option unless such issuance or delivery would comply with the Applicable Laws, with such compliance determined by the Company in consultation with its legal counsel. This Option may not be exercised until such time as the Plan has been approved by the holders of capital stock of the Company, or if the issuance of such Shares upon such exercise or the method of payment of consideration for such Shares would constitute a violation of any Applicable Laws, including any applicable U.S. federal or state securities laws or any other law or regulation, including any rule under Part 221 of Title 12 of the Code of Federal Regulations as promulgated by the Federal Reserve Board. As a condition to the exercise of this Option, the Company may require Optionee to make any representation and warranty to the Company as may be required by the Applicable Laws. Assuming such compliance, for income tax purposes the Shares shall be considered transferred to Optionee on the date on which this Option is exercised with respect to such Shares.
(iv)Subject to compliance with Applicable Laws, this Option shall be deemed to be exercised upon receipt by the Company of the appropriate written notice of exercise accompanied by the Exercise Price and the satisfaction of any applicable obligations described in Section 3(b)(ii) above.
4.Method of Payment. Payment of the Exercise Price shall be by cash or check or, following the initial public offering of the Company’s Common Stock, by Cashless Exercise pursuant to which the Optionee delivers an irrevocable direction to a securities broker (on a form prescribed by the Company and according to a procedure established by the Company).
5.Termination of Relationship. Following the date of termination of Optionee’s Continuous Service Status for any reason (the “Termination Date”), Optionee may exercise this Option only as set forth in the Notice and this Section 5. If Optionee does not exercise this
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Option within the Termination Period set forth in the Notice or the termination periods set forth below, this Option shall terminate in its entirety. In no event, may any Option be exercised after the Expiration Date of this Option as set forth in the Notice.
(a)Termination Prior to 2 Years of Continuous Service Status. If Optionee’s Continuous Service Status terminates prior to Optionee’s completion of 2 years of Continuous Service Status (as determined by the Company), then Optionee may, to the extent Optionee is vested in the Optioned Stock, exercise this Option as follows:
(i)General Termination. In the event of termination of Optionee’s Continuous Service Status other than as a result of Optionee’s Disability or death or Optionee’s termination for Cause, Optionee may, to the extent Optionee is vested in the Optioned Stock, exercise this Option during the Termination Period set forth in the Notice.
(ii)Termination upon Disability of Optionee. In the event of termination of Optionee’s Continuous Service Status as a result of Optionee’s Disability, Optionee may, but only within 12 months following the Termination Date, exercise this Option to the extent Optionee is vested in the Optioned Stock.
(iii)Death of Optionee. In the event of termination of Optionee’s Continuous Service Status as a result of Optionee’s death, or in the event of Optionee’s death within 3 months following Optionee’s Termination Date, this Option may be exercised at any time within 12 months following the Termination Date, or if later, 12 months following the date of death by any beneficiaries designated in accordance with Section 16 of the Plan or, if there are no such beneficiaries, by the Optionee’s estate, or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent Optionee is vested in the Optioned Stock.
(b)Termination On or After 2 Years of Continuous Service Status. If Optionee’s Continuous Service Status terminates (other than a termination for Cause) on or after the date on which Optionee has completed 2 years of Continuous Service Status (as determined by the Company), Optionee may, to the extent Optionee is vested in the Optioned Stock, exercise this Option during the Termination Period set forth in the Notice and this Option shall terminate with respect to the unvested Shares subject to the Option on the date that is 3 months following Optionee’s termination of Continuous Service Status. In the event that Optionee’s Continuous Service Status terminates as a result of Optionee’s death, this Option may be exercised by any beneficiaries designated in accordance with Section 16 of the Plan or, if there are no such beneficiaries, by the Optionee’s estate, or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent Optionee is vested in the Optioned Stock.
(c)Termination for Cause. In the event of termination of Optionee’s Continuous Service Status for Cause at any time, this Option (including any vested portion thereof) shall immediately terminate in its entirety upon first notification to Optionee of such termination for Cause. If Optionee’s Continuous Service Status is suspended pending an investigation of whether Optionee’s Continuous Service Status will be terminated for Cause, all
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Optionee’s rights under this Option, including the right to exercise this Option, shall be suspended during the investigation period.
6.Non-Transferability of Option.
This Option (or any rights of or interests in the Option) may not be Transferred (as defined below) in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by him or her. The terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of Optionee.
In addition, any Shares issued to you, including any Shares received upon exercise of this Option (or any rights of or interests in such Shares) may not be Transferred to any person unless such Transfer is approved by the Board prior to such Transfer, which approval may be granted or withheld in the Board’s sole and absolute discretion.
“Transferred” or “Transfer” shall mean, with respect to any Option and the Shares underlying the Option or any other Company security, the direct or indirect assignment, sale, transfer, tender, pledge, hypothecation, or the grant, creation or suffrage of a lien or encumbrance in or upon, or the gift, placement in trust, or the Constructive Sale (as such term is defined below) or other disposition of such security (including transfer by testamentary or intestate succession, merger or otherwise by operation of law) or any right, title or interest therein (including, but not limited to, any right or power to vote to which the holder thereof may be entitled, whether such right or power is granted by proxy or otherwise), or the record or beneficial ownership thereof, the offer to make such a sale, transfer, Constructive Sale or other disposition, and each agreement, arrangement or understanding, whether or not in writing, to effect any of the foregoing. “Constructive Sale” shall mean, with respect to any security, a short sale with respect to such security, entering into or acquiring an offsetting derivative contract with respect to such security, entering into or acquiring a futures or forward contract to deliver such security, or entering into any other hedging or other derivative transaction that has the effect of materially changing the economic benefits and risks of ownership. Any purported Transfer of any shares of the Company’s stock effected in violation of these transfer restrictions shall be null and void and shall have no force or effect and the Company shall not register any such purported Transfer.
Any stockholder seeking the approval of the Board of a Transfer of some or all of its shares shall give written notice thereof to the Secretary of the Company that shall include: (a) the name of the stockholder; (b) the proposed transferee; (c) the number of shares of the Transfer of which approval is thereby requested; and (d) the purchase price (if any) of the Shares proposed for Transfer. The Company may require the stockholder to supplement its notice with such additional information as the Company may request.
Notwithstanding the foregoing, in the event of a conflict between the terms and provisions of the Bylaws and the terms and provisions of the Notice and this Agreement, the terms and provisions in the Bylaws shall prevail.
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7.Lock-Up Agreement. If so requested by the Company or the underwriters in connection with the initial public offering of the Company’s securities registered under the Securities Act of 1933, as amended, Optionee shall not sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any securities of the Company however or whenever acquired (except for those being registered) without the prior written consent of the Company or such underwriters, as the case may be, for 180 days from the effective date of the registration statement, plus such additional period, to the extent required by FINRA rules, up to a maximum of 216 days from the effective date of the registration statement, and Optionee shall execute an agreement reflecting the foregoing as may be requested by the underwriters at the time of such offering.
8.Effect of Agreement. Optionee acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof (and has had an opportunity to consult counsel regarding the Option terms), and hereby accepts this Option and agrees to be bound by its contractual terms as set forth herein and in the Plan. Optionee hereby agrees to accept as binding, conclusive and final all decisions and interpretations of the Administrator regarding any questions relating to this Option. In the event of a conflict between the terms and provisions of the Plan and the terms and provisions of the Notice and this Agreement, the Plan terms and provisions shall prevail.
9.Imposition of Other Requirements. The Company reserves the right to impose other requirements on Optionee’s participation in the Plan, on this Option and the Shares subject to this Option and on any other Award or Shares acquired under the Plan, to the extent the Company determines it is necessary or advisable in order to comply with Applicable Laws or facilitate the administration of the Plan. Optionee agrees to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing. Furthermore, Optionee acknowledges that the Applicable Laws of the country in which Optionee is residing or working at the time of grant, holding, vesting, and exercise of the Option or the holding or sale of Shares received pursuant to the Option (including any rules or regulations governing securities, foreign exchange, tax, labor, or other matters) may subject Optionee to additional procedural or regulatory requirements that Optionee is and will be solely responsible for and must fulfill.
10.Electronic Delivery. The Company may, in its sole discretion, decide to deliver any documents related to Optionee’s current or future participation in the Plan, this Option, the Shares subject to this Option, any other Company Securities or any other Company-related documents, by electronic means. By accepting this Option, whether electronically or otherwise, Optionee hereby (i) consents to receive such documents by electronic means, (ii) consents to the use of electronic signatures, and (iii) if applicable, agrees to participate in the Plan and/or receive any such documents through an on-line or electronic system established and maintained by the Company or a third party designated by the Company, including but not limited to the use of electronic signatures or click-through electronic acceptance of terms and conditions.
11.Miscellaneous.
(a)Governing Law. The validity, interpretation, construction and performance of this Agreement, and all acts and transactions pursuant hereto and the rights and
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obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the state of California, without giving effect to principles of conflicts of law. For purposes of litigating any dispute that may arise directly or indirectly from this Agreement, the parties hereby submit and consent to the exclusive jurisdiction of the state of California and agree that any such litigation shall be conducted only in the courts of California or the federal courts of the United States located in California and no other courts.
(b)Entire Agreement. This Agreement sets forth the entire agreement and understanding of the parties relating to the subject matter herein and supersedes all prior or contemporaneous discussions, understandings and agreements, whether oral or written, between them relating to the subject matter hereof.
(c)Amendments and Waivers. No modification of or amendment to this Agreement, nor any waiver of any rights under this Agreement, shall be effective unless in writing signed by the parties to this Agreement. No delay or failure to require performance of any provision of this Agreement shall constitute a waiver of that provision as to that or any other instance.
(d)Successors and Assigns. Except as otherwise provided in this Agreement, this Agreement, and the rights and obligations of the parties hereunder, will be binding upon and inure to the benefit of their respective successors, assigns, heirs, executors, administrators and legal representatives. The Company may assign any of its rights and obligations under this Agreement. No other party to this Agreement may assign, whether voluntarily or by operation of law, any of its rights and obligations under this Agreement, except with the prior written consent of the Company.
(e)Notices. Any notice, demand or request required or permitted to be given under this Agreement shall be in writing and shall be deemed sufficient when delivered personally or by overnight courier or sent by email, or 48 hours after being deposited in the U.S. mail as certified or registered mail with postage prepaid, addressed to the party to be notified at such party’s address as set forth on the signature page, as subsequently modified by written notice, or if no address is specified on the signature page, at the most recent address set forth in the Company’s books and records.
(f)Severability. If one or more provisions of this Agreement are held to be unenforceable under Applicable Laws, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision shall be excluded from this Agreement, the balance of the Agreement shall be interpreted as if such provision were so excluded and (iii) the balance of the Agreement shall be enforceable in accordance with its terms.
(g)Construction. This Agreement is the result of negotiations between and has been reviewed by each of the parties hereto and their respective counsel, if any; accordingly, this Agreement shall be deemed to be the product of all of the parties hereto, and no ambiguity shall be construed in favor of or against any one of the parties hereto.
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(h)Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, and all of which together shall constitute one and the same agreement. Execution of a facsimile copy will have the same force and effect as execution of an original, and a facsimile signature will be deemed an original and valid signature.
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EXHIBIT A
COINBASE GLOBAL, INC.
2013 STOCK PLAN
EARLY EXERCISE NOTICE AND RESTRICTED STOCK PURCHASE AGREEMENT
This Agreement (“Agreement”) is made as of ________________ by and between Coinbase Global, Inc., a Delaware corporation (the “Company”), and _______________________ (“Purchaser”). To the extent any capitalized terms used in this Agreement are not defined, they shall have the meaning ascribed to them in the Company’s 2013 Stock Plan (the “Plan”) and the Option Agreement (as defined below).
1.Exercise of Option. Subject to the terms and conditions hereof, Purchaser hereby elects to exercise his or her option to purchase ________________ shares of the Common Stock (the “Shares”) of the Company under and pursuant to the Plan, the Notice of Stock Option Grant and the Stock Option Agreement granted ________________ (the “Option Agreement”). Of these Shares, Purchaser has elected to purchase ________________ of those Shares which have become vested as of the date hereof under the Vesting/Exercise Schedule set forth in the Notice of Stock Option Grant (the “Vested Shares”) and ________________ Shares which have not yet vested under such Vesting/Exercise Schedule (the “Unvested Shares”). The purchase price for the Shares shall be $____ per Share for a total purchase price of $____. The term “Shares” refers to the purchased Shares and all securities received in connection with the Shares pursuant to stock dividends or splits, all securities received in replacement of the Shares in a recapitalization, merger, reorganization, exchange or the like, and all new, substituted or additional securities or other property to which Purchaser is entitled by reason of Purchaser’s ownership of the Shares.
2.Time and Place of Exercise. The purchase and sale of the Shares under this Agreement shall occur at the principal office of the Company simultaneously with the execution and delivery of this Agreement, the payment of the aggregate exercise price by any method listed in Section 4 of the Option Agreement, and the satisfaction of any applicable tax, withholding, required deductions or other payments, all in accordance with the provisions of Section 3(b) of the Option Agreement. The Company shall issue the Shares to Purchaser by entering such Shares in Purchaser’s name as of such date in the books and records of the Company or, if applicable, a duly authorized transfer agent of the Company, against payment of the exercise price therefor by Purchaser. The Company will deliver to Purchaser a stock certificate or, in the case of uncertificated securities, notice of issuance, for the Shares as soon as practicable following such date.
3.Limitations on Transfer. Purchaser acknowledges and agrees that the Shares purchased under this Agreement are subject to (i) the transfer restrictions set forth in Section 12 of the Plan, (ii) the terms and conditions that apply to the Company’s Common Stock, as set forth in the Company’s Amended and Restated Bylaws, including (without limitation) certain transfer restrictions set forth in Section 8.9 of the Company’s Second Amended and Restated

Bylaws (as summarized in Section 6 of the Option Agreement), as in effect at the time of any proposed transfer (the “Bylaw Restrictions”), and (iii) any other limitation or restriction on transfer created by Applicable Laws. In addition to the foregoing limitations on transfer, Purchaser shall not assign, encumber or dispose of any interest in the Shares while the Shares are subject to the Company’s Repurchase Option (as defined below). After any Shares have been released from such Repurchase Option, Purchaser shall not assign, encumber or dispose of any interest in the Shares except to the extent permitted by, and in compliance with, Section 12 of the Plan, the Bylaw Restrictions, Applicable Laws, and the provisions below.
(a)Repurchase Option.
(i)In the event of the voluntary or involuntary termination of Purchaser’s Continuous Service Status with the Company for any reason (including, without limitation, resignation, death or Disability), with or without Cause, the Company shall upon the date of such termination (the “Termination Date”) have an irrevocable, exclusive option (the “Repurchase Option”) for a period of 3 months from such date to repurchase all or any portion of the Unvested Shares (as defined below) held by Purchaser as of the Termination Date at the original purchase price per Share (adjusted for any stock splits, stock dividends and the like) specified in Section 1. As used herein, “Unvested Shares” means Shares that have not yet been released from the Repurchase Option.
(ii)Unless the Company notifies Purchaser within 3 months from the Termination Date that it does not intend to exercise its Repurchase Option with respect to some or all of the Unvested Shares, the Repurchase Option shall be deemed automatically exercised by the Company as of the end of such 3-month period following the Termination Date, provided that the Company may notify Purchaser that it is exercising its Repurchase Option as of a date prior to the end of such 3-month period. Unless Purchaser is otherwise notified by the Company pursuant to the preceding sentence that the Company does not intend to exercise its Repurchase Option as to some or all of the Unvested Shares to which it applies at the time of termination, execution of this Agreement by Purchaser constitutes written notice to Purchaser of the Company’s intention to exercise its Repurchase Option with respect to all Unvested Shares to which such Repurchase Option applies. The Company, at its choice, may satisfy its payment obligation to Purchaser with respect to exercise of the Repurchase Option by either (A) delivering a check to Purchaser in the amount of the purchase price for the Unvested Shares being repurchased, or (B) in the event Purchaser is indebted to the Company, canceling an amount of such indebtedness equal to the purchase price for the Unvested Shares being repurchased, or (C) by a combination of (A) and (B) so that the combined payment and cancellation of indebtedness equals such purchase price. In the event of any deemed automatic exercise of the Repurchase Option pursuant to this Section 3(a)(ii) in which Purchaser is indebted to the Company, such indebtedness equal to the purchase price of the Unvested Shares being repurchased shall be deemed automatically canceled as of the end of such 3-month period following the Termination Date unless the Company otherwise satisfies its payment obligations. As a result of any repurchase of Unvested Shares pursuant to this Section 3, the Company shall become the legal and beneficial owner of the Unvested Shares being repurchased and shall have all rights and interest therein or related thereto, and the Company shall have the right to transfer
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to its own name the number of Unvested Shares being repurchased by the Company, without further action by Purchaser.
(iii)One hundred percent (100%) of the Shares shall initially be subject to the Repurchase Option. The Unvested Shares shall be released from the Repurchase Option in accordance with the Vesting/Exercise Schedule set forth in the Notice of Stock Option Grant until all Shares are released from the Repurchase Option; provided, however, that such scheduled releases from the Repurchase Option shall immediately cease as of the Termination Date. Fractional shares shall be rounded to the nearest whole share.
(b)Transfer Restrictions; Right of First Refusal. Before any Shares held by Purchaser or any transferee of Purchaser (either being sometimes referred to herein as the “Holder”) may be sold or otherwise transferred (including transfer by gift or operation of law), the Company shall first have the right to approve such sale or transfer, in full or in part, and shall then have the right to purchase all or any part of the Shares proposed to be sold or transferred, in each case, in its sole and absolute discretion (the “Right of First Refusal”). If the Holder would like to sell or transfer any Shares, the Holder must provide the Company or its assignee(s) with a Notice (as defined below) requesting approval to sell or transfer the Shares and offering the Company or its assignee(s) a Right of First Refusal on the same terms and conditions set forth in this Section 3(b). The Company may either (1) exercise its Right of First Refusal in full or in part and purchase such Shares pursuant to this Section 3(b), (2) decline to exercise its Right of First Refusal in full or in part and permit the sale or transfer of such Shares to the Proposed Transferee (as defined below) in full or in part, or (3) decline to exercise its Right of First Refusal in full or in part and decline the request to sell or transfer the Shares in full or in part.
(i)Notice of Proposed Transfer. The Holder of the Shares shall deliver to the Company a written notice (the “Notice”) stating: (A) the Holder’s intention to sell or otherwise transfer such Shares; (B) the name of each proposed purchaser or other transferee (“Proposed Transferee”); (C) the number of Shares to be sold or transferred to each Proposed Transferee; (D) the terms and conditions of each proposed sale or transfer, including (without limitation) the purchase price for such Shares (the “Purchase Price”); and (E) the Holder’s offer to the Company or its assignee(s) to purchase the Shares at the Purchase Price and upon the same terms (or terms that are no less favorable to the Company).
(ii)Exercise of Right of First Refusal. At any time within 30 days after receipt of the Notice, the Company and/or its assignee(s) shall deliver a written notice to the Holder indicating whether the Company and/or its assignee(s) elect to permit or reject the proposed sale or transfer, in full or in part, and/or elect to accept or decline the offer to purchase any or all of the Shares proposed to be sold or transferred to any one or more of the Proposed Transferees, at the Purchase Price, provided that if the Purchase Price consists of no legal consideration (as, for example, in the case of a transfer by gift), the purchase price will be the fair market value of the Shares as determined in good faith by the Company. If the Purchase Price includes consideration other than cash, the cash equivalent value of the non-cash consideration shall be determined by the Company in good faith.
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(iii)Payment. Payment of the Purchase Price shall be made, at the election of the Company or its assignee(s), in cash (by check), by cancellation of all or a portion of any outstanding indebtedness, or by any combination thereof within 60 days after receipt of the Notice or in the manner and at the times set forth in the Notice.
(iv)Holder’s Right to Transfer. If any of the Shares proposed in the Notice to be sold or transferred to a given Proposed Transferee are both (A) not purchased by the Company and/or its assignee(s) as provided in this Section 3(b) and (B) approved by the Company to be sold or transferred, then the Holder may sell or otherwise transfer any such Shares to the applicable Proposed Transferee at the Purchase Price or at a higher price, provided that such sale or other transfer is consummated within 120 days after the date of the Notice; provided that any such sale or other transfer is also effected in accordance with the Bylaw Restrictions, the transfer restrictions set forth in the Plan and any Applicable Laws and the Proposed Transferee agrees in writing that the Plan, the Bylaw Restrictions, and the provisions of the Option Agreement and this Agreement, including this Section 3 and the waiver of statutory information rights in Section 10, shall continue to apply to the Shares in the hands of such Proposed Transferee. The Company, in consultation with its legal counsel, may require the Holder to provide an opinion of counsel evidencing compliance with Applicable Laws. If the Shares described in the Notice are not transferred to the Proposed Transferee within such period, or if the Holder proposes to change the price or other terms to make them more favorable to the Proposed Transferee, a new Notice shall be given to the Company, and the Company and/or its assignees shall again have the right to approve such transfer and be offered the Right of First Refusal.
(v)Exception for Certain Family Transfers. Anything to the contrary contained in this Section 3(b) notwithstanding, the transfer of any or all of the Shares during Holder’s lifetime or on Holder’s death by will or intestacy to Holder’s Immediate Family or a trust for the benefit of Holder’s Immediate Family shall be exempt from the provisions of this Section 3(b). “Immediate Family” as used herein shall mean lineal descendant or antecedent, spouse (or spouse’s antecedents), father, mother, brother or sister (or their descendants), stepchild (or their antecedents or descendants), aunt or uncle (or their antecedents or descendants), brother-in-law or sister-in-law (or their antecedents or descendants) and shall include adoptive relationships. In such case, the transferee or other recipient shall receive and hold the Shares so transferred subject to the provisions of the Plan, the Bylaw Restrictions, and the provisions of the Option Agreement and this Agreement, including this Section 3 and Section 10, and there shall be no further transfer of such Shares except in accordance with the terms of this Section 3, the Plan and the Bylaw Restrictions.
(c)Company’s Right to Purchase upon Involuntary Transfer. In the event of any transfer by operation of law or other involuntary transfer (including death or divorce, but excluding a transfer to Immediate Family as set forth in Section 3(b)(v) above) of all or a portion of the Shares by the record holder thereof, the Company shall have an option to purchase any or all of the Shares transferred at the Fair Market Value of the Shares on the date of transfer (as determined by the Company in its sole discretion). Upon such a transfer, the Holder shall promptly notify the Secretary of the Company of such transfer. The right to purchase such
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Shares shall be provided to the Company for a period of 30 days following receipt by the Company of written notice from the Holder.
(d)Assignment. The right of the Company to purchase any part of the Shares may be assigned in whole or in part to any holder or holders of capital stock of the Company or other persons or organizations.
(e)Restrictions Binding on Transferees. All transferees of Shares or any interest therein will receive and hold such Shares or interest subject to the Plan, the Bylaw Restrictions, and the provisions of the Option Agreement and this Agreement, including, without limitation, Section 7 of the Option Agreement, Sections 3 and 10 of this Agreement and Section 12 of the Plan and, including, insofar as applicable, the Repurchase Option. In the event of any purchase by the Company hereunder where the Shares or interest are held by a transferee, the transferee shall be obligated, if requested by the Company, to transfer the Shares or interest to the Purchaser for consideration equal to the amount to be paid by the Company hereunder. In the event the Repurchase Option is deemed exercised by the Company pursuant to Section 3(a)(ii) hereof, the Company may deem any transferee to have transferred the Shares or interest to Purchaser prior to their purchase by the Company, and payment of the purchase price by the Company to such transferee shall be deemed to satisfy Purchaser’s obligation to pay such transferee for such Shares or interest, and also to satisfy the Company’s obligation to pay Purchaser for such Shares or interest. Any sale or transfer of the Shares shall be void unless the provisions of this Agreement are satisfied.
(f)Termination of Rights. The transfer restrictions set forth in Section 3(b) above and Section 12 of the Plan, the Right of First Refusal granted the Company by Section 3(b) above and the right to repurchase the Shares in the event of an involuntary transfer granted the Company by Section 3(c) above shall terminate upon the first sale of Common Stock of the Company to the general public pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission under the Securities Act (other than a registration statement relating solely to the issuance of Common Stock pursuant to a business combination or an employee incentive or benefit plan) or any transfer or conversion of Shares made pursuant to a statutory merger or statutory consolidation of the Company with or into another corporation or corporations if the common stock of the surviving corporation or any direct or indirect parent corporation thereof is registered under the Exchange Act. Upon termination of such transfer restrictions, the Company will remove any stop-transfer notices referred to in Section 7(b) below and related to the restrictions in this Section 3 and a new stock certificate or, in the case of uncertificated securities, notice of issuance, for the Shares not repurchased shall be issued, on request, without the legend referred to in Section 7(a)(ii) below and delivered to Holder.
(g)Lock-Up Agreement. The lock-up provisions set forth in Section 7 of the Option Agreement shall apply to the Shares issued upon exercise of the Option hereunder and Purchaser reaffirms Purchaser’s obligations set forth therein.
4.Escrow of Unvested Shares. For purposes of facilitating the enforcement of the provisions of Section 3(a) above, Purchaser agrees, immediately upon receipt of the stock
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certificate(s) or, in the case of uncertificated securities, notice of issuance, for the Shares subject to the Repurchase Option, to deliver any such stock certificate(s), as well as a Stock Power in the form attached to this Agreement as Attachment A executed by Purchaser and by Purchaser’s spouse (if required for transfer), in blank, to the Secretary of the Company, or the Secretary’s designee, to hold such Shares (and such stock certificate(s), if any) and Stock Power in escrow and to take all such actions and to effectuate all such transfers and/or releases as are required in accordance with the terms of this Agreement. Purchaser hereby acknowledges that the Secretary of the Company, or the Secretary’s designee, is so appointed as the escrow holder with the foregoing authorities as a material inducement to make this Agreement and that said appointment is coupled with an interest and is accordingly irrevocable. Purchaser agrees that said escrow holder shall not be liable to any party hereof (or to any other party). The escrow holder may rely upon any letter, notice or other document executed by any signature purported to be genuine and may resign at any time. Purchaser agrees that if the Secretary of the Company, or the Secretary’s designee, resigns as escrow holder for any or no reason, the Board shall have the power to appoint a successor to serve as escrow holder pursuant to the terms of this Agreement.
5.Investment and Taxation Representations. In connection with the purchase of the Shares, Purchaser represents to the Company the following:
(a)Purchaser is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Shares. Purchaser is purchasing the Shares for investment for Purchaser’s own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act or under any applicable provision of state law. Purchaser does not have any present intention to transfer the Shares to any other person or entity.
(b)Purchaser understands that the Shares have not been registered under the Securities Act by reason of a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Purchaser’s investment intent as expressed herein.
(c)Purchaser further acknowledges and understands that the securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Purchaser further acknowledges and understands that the Company is under no obligation to register the securities.
(d)Purchaser is familiar with the provisions of Rule 144, promulgated under the Securities Act, which, in substance, permits limited public resale of “restricted securities” acquired, directly or indirectly, from the issuer of the securities (or from an affiliate of such issuer), in a non-public offering subject to the satisfaction of certain conditions. Purchaser understands that the Company provides no assurances as to whether he or she will be able to resell any or all of the Shares pursuant to Rule 144, which rule requires, among other things, that the Company be subject to the reporting requirements of the Exchange Act, that resales of securities take place only after the holder of the Shares has held the Shares for certain specified time periods, and under certain circumstances, that resales of securities be limited in volume and
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take place only pursuant to brokered transactions. Notwithstanding this Section 5(d), Purchaser acknowledges and agrees to the restrictions set forth in Section 5(e) below.
(e)Purchaser further understands that in the event all of the applicable requirements of Rule 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rule 144 is not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk.
(f)Purchaser understands that Purchaser may suffer adverse tax consequences as a result of Purchaser’s purchase or disposition of the Shares. Purchaser represents that Purchaser has consulted any tax consultants Purchaser deems advisable in connection with the purchase or disposition of the Shares and that Purchaser is not relying on the Company for any tax advice.
6.Voting Provisions. As a condition precedent to entering into this Agreement, at the request of the Company, Purchaser shall become a party to any voting agreement to which the Company is a party at the time of Purchaser’s execution and delivery of this Agreement, as such voting agreement may be thereafter amended from time to time (the “Voting Agreement”), by executing an adoption agreement or counterpart signature page agreeing to be bound by and subject to the terms of the Voting Agreement and to vote the Shares in the capacity of a “Common Holder” and a “Stockholder,” as such terms may be defined in the Voting Agreement.
7.Restrictive Legends and Stop-Transfer Orders.
(a)Legends. Any stock certificate or, in the case of uncertificated securities, any notice of issuance, for the Shares shall bear the following legends (as well as any legends required by the Company or applicable state and federal corporate and securities laws):
(i)“THE SECURITIES REFERENCED HEREIN HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISTRIBUTION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL IN A FORM SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.”
(ii)“THE SECURITIES REFERENCED HEREIN MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF AN AGREEMENT BETWEEN THE COMPANY AND THE STOCKHOLDER, A COPY OF WHICH IS ON FILE
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WITH AND MAY BE OBTAINED FROM THE SECRETARY OF THE COMPANY AT NO CHARGE.”
(iii)“THE TRANSFER OF THE SECURITIES REFERENCED HEREIN IS SUBJECT TO CERTAIN TRANSFER RESTRICTIONS SET FORTH IN THE COMPANY’S AMENDED AND RESTATED BYLAWS (AS AMENDED FROM TIME TO TIME) AND THE COMPANY’S STOCK PLAN, COPIES OF WHICH MAY BE OBTAINED UPON WRITTEN REQUEST TO THE COMPANY AT ITS PRINCIPAL PLACE OF BUSINESS. THE COMPANY SHALL NOT REGISTER OR OTHERWISE RECOGNIZE OR GIVE EFFECT TO ANY PURPORTED TRANSFER OF SECURITIES THAT DOES NOT COMPLY WITH SUCH TRANSFER RESTRICTIONS.”
(iv)Any legend required by the Voting Agreement, if applicable.
(b)Stop-Transfer Notices. Purchaser agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.
(c)Refusal to Transfer. The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or the Plan or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.
(d)Required Notices. Purchaser acknowledges that the Shares are issued and shall be held subject to all the provisions of this Section 7, the Certificate of Incorporation and the Bylaws of the Company and any amendments thereto, copies of which are on file at the principal office of the Company. A statement of all of the rights, preferences, privileges and restrictions granted to or imposed upon the respective classes and/or series of shares of stock of the Company and upon the holders thereof may be obtained by any stockholder upon request and without charge, at the principal office of the Company, and the Company will furnish any stockholder, upon request and without charge, a copy of such statement. Purchaser acknowledges that the provisions of this Section 7 shall constitute the notices required by Sections 151(f) and 202(a) of the Delaware General Corporation Law and the Purchaser hereby expressly waives the requirement of Section 151(f) of the Delaware General Corporation Law that it receive the written notice provided for in Sections 151(f) and 202(a) of the Delaware General Corporation Law within a reasonable time after the issuance of the Shares.
8.No Employment Rights. Nothing in this Agreement shall affect in any manner whatsoever the right or power of the Company, or a parent, subsidiary or affiliate of the Company, to terminate Purchaser’s employment or consulting relationship, for any reason, with or without cause.
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9.Section 83(b) Election.
(a)Purchaser understands that Section 83(a) of the Internal Revenue Code of 1986, as amended (the “Code”), taxes as ordinary income for a Nonstatutory Stock Option and as alternative minimum taxable income for an Incentive Stock Option the difference between the amount paid for the Shares and the Fair Market Value of the Shares as of the date any restrictions on the Shares lapse. In this context, “restriction” means the right of the Company to buy back the Shares pursuant to the Repurchase Option set forth in Section 3(a) of this Agreement. Purchaser understands that Purchaser may elect to be taxed at the time the Shares are purchased, rather than when and as the Repurchase Option expires, by filing an election under Section 83(b) (an “83(b) Election”) of the Code with the Internal Revenue Service within 30 days from the date of purchase. Even if the Fair Market Value of the Shares at the time of the execution of this Agreement equals the amount paid for the Shares, the election must be made to avoid income and alternative minimum tax treatment under Section 83(a) in the future. Purchaser understands that failure to file such an election in a timely manner may result in adverse tax consequences for Purchaser. Purchaser further understands that an additional copy of such election form should be filed with his or her federal income tax return for the calendar year in which the date of this Agreement falls. Purchaser acknowledges that the foregoing is only a summary of the effect of United States federal income taxation with respect to purchase of the Shares hereunder, does not purport to be complete, and is not intended or written to be used, and cannot be used, for the purposes of avoiding taxpayer penalties. Purchaser further acknowledges that the Company has directed Purchaser to seek independent advice regarding the applicable provisions of the Code, the income tax laws of any municipality, state or foreign country in which Purchaser may reside, and the tax consequences of Purchaser’s death, and Purchaser has consulted, and has been fully advised by, Purchaser’s own tax advisor regarding such tax laws and tax consequences or has knowingly chosen not to consult such a tax advisor. Purchaser further acknowledges that neither the Company nor any subsidiary or representative of the Company has made any warranty or representation to Purchaser with respect to the tax consequences of Purchaser’s purchase of the Shares or of the making or failure to make an 83(b) Election. PURCHASER (AND NOT THE COMPANY, ITS AGENTS OR ANY OTHER PERSON) SHALL BE SOLELY RESPONSIBLE FOR APPROPRIATELY FILING SUCH FORM WITH THE IRS, EVEN IF PURCHASER REQUESTS THE COMPANY, ITS AGENTS OR ANY OTHER PERSON MAKE THIS FILING ON PURCHASER’S BEHALF.
(b)Purchaser agrees that he or she will execute and deliver to the Company with this executed Agreement a copy of the Acknowledgment and Statement of Decision Regarding Section 83(b) Election (the “Acknowledgment”) attached hereto as Attachment B. Purchaser further agrees that he or she will execute and submit with the Acknowledgment a copy of the 83(b) Election attached hereto as Attachment C (for tax purposes in connection with the early exercise of an option) if Purchaser has indicated in the Acknowledgment his or her decision to make such an election.
10.Waiver of Statutory Information Rights. Purchaser acknowledges and understands that, but for the waiver made herein, Purchaser would be entitled, upon written demand under oath stating the purpose thereof, to inspect for any proper purpose, and to make
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copies and extracts from, the Company’s stock ledger, a list of its stockholders, and its other books and records, and the books and records of subsidiaries of the Company, if any, under the circumstances and in the manner provided in Section 220 of the General Corporation Law of Delaware (any and all such rights, and any and all such other rights of Purchaser as may be provided for in Section 220, the “Inspection Rights”). In light of the foregoing, until the first sale of Common Stock of the Company to the general public pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission under the Securities Act of 1933, as amended, Purchaser hereby unconditionally and irrevocably waives the Inspection Rights, whether such Inspection Rights would be exercised or pursued directly or indirectly pursuant to Section 220 or otherwise, and covenants and agrees never to directly or indirectly commence, voluntarily aid in any way, prosecute, assign, transfer, or cause to be commenced any claim, action, cause of action, or other proceeding to pursue or exercise the Inspection Rights. The foregoing waiver applies to the Inspection Rights of Purchaser in Purchaser’s capacity as a stockholder and shall not affect any rights of a director, in his or her capacity as such, under Section 220. The foregoing waiver shall not apply to any contractual inspection rights of Purchaser under any written agreement with the Company.
11.Miscellaneous.
(a)Governing Law. The validity, interpretation, construction and performance of this Agreement, and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the state of California, without giving effect to principles of conflicts of law. For purposes of litigating any dispute that may arise directly or indirectly from this Agreement, the parties hereby submit and consent to the exclusive jurisdiction of the state of California and agree that any such litigation shall be conducted only in the courts of California or the federal courts of the United States located in California and no other courts.
(b)Entire Agreement. This Agreement sets forth the entire agreement and understanding of the parties relating to the subject matter herein and supersedes all prior or contemporaneous discussions, understandings and agreements, whether oral or written, between them relating to the subject matter hereof. Notwithstanding the foregoing, in the event of a conflict between the terms and provisions of the Bylaws and the terms and provisions of this Agreement, the terms and provisions in the Bylaws shall prevail.
(c)Amendments and Waivers. No modification of or amendment to this Agreement, nor any waiver of any rights under this Agreement, shall be effective unless in writing signed by the parties to this Agreement. No delay or failure to require performance of any provision of this Agreement shall constitute a waiver of that provision as to that or any other instance.
(d)Successors and Assigns. Except as otherwise provided in this Agreement, this Agreement, and the rights and obligations of the parties hereunder, will be binding upon and inure to the benefit of their respective successors, assigns, heirs, executors, administrators and legal representatives. The Company may assign any of its rights and obligations under this Agreement. No other party to this Agreement may assign, whether
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voluntarily or by operation of law, any of its rights and obligations under this Agreement, except with the prior written consent of the Company.
(e)Notices. Any notice, demand or request required or permitted to be given under this Agreement shall be in writing and shall be deemed sufficient when delivered personally or by overnight courier or sent by email, or 48 hours after being deposited in the U.S. mail as certified or registered mail with postage prepaid, addressed to the party to be notified at such party’s address as set forth on the signature page, as subsequently modified by written notice, or if no address is specified on the signature page, at the most recent address set forth in the Company’s books and records.
(f)Severability. If one or more provisions of this Agreement are held to be unenforceable under Applicable Law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision shall be excluded from this Agreement, the balance of the Agreement shall be interpreted as if such provision were so excluded and (iii) the balance of the Agreement shall be enforceable in accordance with its terms.
(g)Construction. This Agreement is the result of negotiations between and has been reviewed by each of the parties hereto and their respective counsel, if any; accordingly, this Agreement shall be deemed to be the product of all of the parties hereto, and no ambiguity shall be construed in favor of or against any one of the parties hereto.
(h)Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, and all of which together shall constitute one and the same agreement. Execution of a facsimile copy will have the same force and effect as execution of an original, and a facsimile signature will be deemed an original and valid signature.
(i)Electronic Delivery. The Company may, in its sole discretion, decide to deliver any documents related to this Agreement or any notices required by applicable law or the Company’s Certificate of Incorporation or Bylaws by email or any other electronic means. Purchaser hereby consents to (i) conduct business electronically (ii) receive such documents and notices by such electronic delivery and (iii) sign documents electronically and agrees to participate through an on-line or electronic system established and maintained by the Company or a third party designated by the Company.
(j)California Corporate Securities Law. THE SALE OF THE SECURITIES WHICH ARE THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF THE SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO THE QUALIFICATION IS UNLAWFUL, UNLESS THE SALE OF SECURITIES IS EXEMPT FROM QUALIFICATION BY SECTION 25100, 25102 OR 25105 OF THE CALIFORNIA CORPORATIONS CODE. THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE
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EXPRESSLY CONDITIONED UPON THE QUALIFICATION BEING OBTAINED, UNLESS THE SALE IS SO EXEMPT.
[Signature Page Follows]
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The parties have executed this Early Exercise Notice and Restricted Stock Purchase Agreement as of the date first set forth above.

THE COMPANY:

COINBASE GLOBAL, INC.

By:
(Signature)

Name:
Title:

Address:

PURCHASER:

(PRINT NAME)

(Signature)

Address:

Email:

I, _______________________, spouse of _______________________ (“Purchaser”), have read and hereby approve the foregoing Agreement. In consideration of the Company’s granting my spouse the right to purchase the Shares as set forth in the Agreement, I hereby agree to be bound irrevocably by the Agreement and further agree that any community property or other such interest that I may have in the Shares shall hereby be similarly bound by the Agreement. I hereby appoint my spouse as my attorney-in-fact with respect to any amendment or exercise or waiver of any rights under the Agreement.

Spouse of Purchaser (if applicable)

ATTACHMENT A
STOCK POWER
FOR VALUE RECEIVED, the undersigned (“Holder”), hereby sells, assigns and transfers unto ____________________________________________ (“Transferee”) _________________ shares of the Common Stock of Coinbase Global, Inc., a Delaware corporation (the “Company”), standing in Holder’s name on the Company’s books as Certificate No. CS-____ whether held in certificated or uncertificated form, and does hereby irrevocably constitute and appoint ____________________________ to transfer said stock on the books of the Company with full power of substitution in the premises.

Dated:	HOLDER:

(PRINT NAME)

(Signature)

Spouse of Holder (if applicable)
This Stock Power may only be used as authorized by the Early Exercise Notice and Restricted Stock Purchase Agreement between the Holder and the Company, dated ________________ and the exhibits thereto.
Instructions: Please do not fill in any blanks other than the signature line. The purpose of this assignment is to enable the Company to exercise its repurchase option set forth in the Agreement without requiring additional signatures on the part of Holder.

IF YOU WISH TO MAKE A SECTION 83(B) ELECTION, THE FILING OF SUCH ELECTION IS YOUR RESPONSIBILITY.
THE FORM FOR MAKING THIS SECTION 83(B) ELECTION IS ATTACHED TO THIS AGREEMENT.
YOU MUST FILE THIS FORM WITHIN 30 DAYS OF PURCHASING THE SHARES.
YOU (AND NOT THE COMPANY, ANY OF ITS AGENTS OR ANY OTHER PERSON) SHALL BE SOLELY RESPONSIBLE FOR FILING SUCH FORM WITH THE IRS, EVEN IF YOU REQUEST THE COMPANY, ITS AGENTS OR ANY OTHER PERSON TO MAKE THIS FILING ON YOUR BEHALF AND EVEN IF THE COMPANY, ANY OF ITS AGENTS OR ANY OTHER PERSON HAS PREVIOUSLY MADE THIS FILING ON YOUR BEHALF.
The election should be filed by mailing a signed election form by certified mail, return receipt requested to the IRS Service Center where you file your tax returns. See www.irs.gov.

ATTACHMENT B
ACKNOWLEDGMENT AND STATEMENT OF DECISION
REGARDING SECTION 83(B) ELECTION
The undersigned has entered into a stock purchase agreement with Coinbase Global, Inc., a Delaware corporation (the “Company”), pursuant to which the undersigned is purchasing _______________ shares of Common Stock of the Company (the “Shares”). In connection with the purchase of the Shares, the undersigned hereby represents as follows:
The undersigned has carefully reviewed the stock purchase agreement pursuant to which the undersigned is purchasing the Shares.
1.The undersigned either [check and complete as applicable]:
(a)_____ has consulted, and has been fully advised by, the undersigned’s own tax advisor, _____________________, whose business address is _____________________, regarding the federal, state and local tax consequences of purchasing the Shares, and particularly regarding the advisability of making elections pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended (the “Code”) and pursuant to the corresponding provisions, if any, of applicable state law; or
(b)_____ has knowingly chosen not to consult such a tax advisor.
The undersigned hereby states that the undersigned has decided [check as applicable]:
(a)_____ to make an election pursuant to Section 83(b) of the Code, and is submitting to the Company, together with the undersigned’s executed stock purchase agreement, an executed form entitled “Election Under Section 83(b) of the Internal Revenue Code of 1986;” or
(b)______ not to make an election pursuant to Section 83(b) of the Code.
Neither the Company nor any subsidiary or representative of the Company has made any warranty or representation to the undersigned with respect to the tax consequences of the undersigned’s purchase of the Shares or of the making or failure to make an election pursuant to Section 83(b) of the Code or the corresponding provisions, if any, of applicable state law.

Dated:	PURCHASER:

(PRINT NAME)

(Signature)

Spouse of Purchaser (if applicable)

ATTACHMENT C
ELECTION UNDER SECTION 83(B)
OF THE INTERNAL REVENUE CODE OF 1986
The undersigned taxpayer hereby elects, pursuant to Section 83(b) of the Internal Revenue Code, to include in taxpayer’s gross income or alternative minimum taxable income, as applicable, for the current taxable year, the amount of any income that may be taxable to taxpayer in connection with taxpayer’s receipt of the property described below:
1.The name, address, taxpayer identification number and taxable year of the undersigned are as follows:

NAME OF TAXPAYER:	NAME OF SPOUSE:

ADDRESS:

United States

IDENTIFICATION NO. OF TAXPAYER:

IDENTIFICATION NO. OF SPOUSE:

TAXABLE YEAR:

2.The property with respect to which the election is made is described as follows:
_________________ shares of the Common Stock of Coinbase Global, Inc., a Delaware corporation (the “Company”).
3.The date on which the property was transferred is: _______________________
4.The property is subject to the following restrictions:
Repurchase option at cost in favor of the Company upon termination of taxpayer’s employment or consulting relationship.
5.The fair market value at the time of transfer, determined without regard to any restriction other than a restriction which by its terms will never lapse, of such property is: $________________.
6.The amount (if any) paid for such property: $________________.
The undersigned has submitted a copy of this statement to the person for whom the services were performed in connection with the undersigned’s receipt of the above described property. The transferee of such property is the person performing the services in connection with the transfer of said property.

The undersigned understands that the foregoing election may not be revoked except with the consent of the Commissioner.

Dated:	PURCHASER:

(Signature)

Spouse of Purchaser (if applicable)
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EXHIBIT B
COINBASE GLOBAL, INC.
2013 STOCK PLAN
EXERCISE AGREEMENT
This Exercise Agreement (this “Agreement”) is made as of ________________, by and between Coinbase Global, Inc., a Delaware corporation (the “Company”), and __________________ (“Purchaser”). To the extent any capitalized terms used in this Agreement are not defined, they shall have the meaning ascribed to them in the Company’s 2013 Stock Plan (the “Plan”) and the Option Agreement (as defined below).
1.Exercise of Option. Subject to the terms and conditions hereof, Purchaser hereby elects to exercise his or her option to purchase ______________ shares of the Common Stock (the “Shares”) of the Company under and pursuant to the Plan, the Notice of Stock Option Grant and the Stock Option Agreement granted ______________ (the “Option Agreement”). The purchase price for the Shares shall be $______ per Share for a total purchase price of $______. The term “Shares” refers to the purchased Shares and all securities received in connection with the Shares pursuant to stock dividends or splits, all securities received in replacement of the Shares in a recapitalization, merger, reorganization, exchange or the like, and all new, substituted or additional securities or other property to which Purchaser is entitled by reason of Purchaser’s ownership of the Shares.
2.Time and Place of Exercise. The purchase and sale of the Shares under this Agreement shall occur at the principal office of the Company simultaneously with the execution and delivery of this Agreement, the payment of the aggregate exercise price by any method listed in Section 4 of the Option Agreement, and the satisfaction of any applicable tax, withholding, required deductions or other payments, all in accordance with the provisions of Section 3(b) of the Option Agreement. The Company shall issue the Shares to Purchaser by entering such Shares in Purchaser’s name as of such date in the books and records of the Company or, if applicable, a duly authorized transfer agent of the Company, against payment of the exercise price therefor by Purchaser. The Company will deliver to Purchaser a stock certificate or, in the case of uncertificated securities, notice of issuance, for the Shares as soon as practicable following such date.
3.Limitations on Transfer. Purchaser acknowledges and agrees that the Shares purchased under this Agreement are subject to (i) the transfer restrictions set forth in Section 12 of the Plan, (ii) the terms and conditions that apply to the Company’s Common Stock, as set forth in the Company’s Amended and Restated Bylaws, including (without limitation) certain transfer restrictions set forth in Section 8.9 of the Company’s Second Amended and Restated Bylaws (as summarized in Section 6 of the Option Agreement), as in effect at the time of any proposed transfer (the “Bylaw Restrictions”), and (iii) any other limitation or restriction on transfer created by Applicable Laws. Purchaser shall not assign, encumber or dispose of any interest in the Shares except to the extent permitted by, and in compliance with, Section 12 of the Plan, the Bylaw Restrictions, Applicable Laws, and the provisions below.
(a)Transfer Restrictions; Right of First Refusal. Before any Shares held by Purchaser or any transferee of Purchaser (either being sometimes referred to herein as the “Holder”) may be sold or otherwise transferred (including transfer by gift or operation of law), the Company shall first have the right to approve such sale or transfer, in full or in part, and shall then have the right to purchase all or any part of the Shares proposed to be sold or transferred, in each case, in its sole and absolute discretion (the “Right of First Refusal”). If the Holder would like to sell or transfer any Shares, the Holder must provide the Company or its assignee(s) with a Notice (as defined below) requesting approval to sell or transfer the Shares and offering the Company or its assignee(s) a Right of First Refusal on the terms and conditions set forth in this Section 3(a). The Company may either (1) exercise its Right of First Refusal in full or in part and purchase such Shares pursuant to this Section 3(a), (2) decline to exercise its Right of First Refusal in full or in part and permit the sale or transfer of such Shares to the Proposed Transferee (as defined below) in full or in part, or (3) decline to exercise its Right of First Refusal in full or in part and decline the request to sell or transfer the Shares in full or in part.
(i)Notice of Proposed Transfer. The Holder of the Shares shall deliver to the Company a written notice (the “Notice”) stating: (A) the Holder’s desire to sell or otherwise transfer such Shares; (B) the name of each proposed purchaser or other transferee (“Proposed Transferee”); (C) the number of Shares to be sold or transferred to each Proposed Transferee; (D) the terms and conditions of each proposed sale or transfer, including (without limitation) the purchase price for such Shares (the “Purchase Price”); and (E) the Holder’s offer to the Company or its assignee(s) to purchase the Shares at the Purchase Price and upon the same terms (or terms that are no less favorable to the Company).
(ii)Exercise of Right of First Refusal. At any time within 30 days after receipt of the Notice, the Company and/or its assignee(s) shall deliver a written notice to the Holder indicating whether the Company and/or its assignee(s) elect to permit or reject the proposed sale or transfer, in full or in part, and/or elect to accept or decline the offer to purchase any or all of the Shares proposed to be sold or transferred to any one or more of the Proposed Transferees, at the Purchase Price, provided that if the Purchase Price consists of no legal consideration (as, for example, in the case of a transfer by gift), the purchase price will be the fair market value of the Shares as determined in good faith by the Company. If the Purchase Price includes consideration other than cash, the cash equivalent value of the non-cash consideration shall be determined by the Company in good faith.
(iii)Payment. Payment of the Purchase Price shall be made, at the election of the Company or its assignee(s), in cash (by check), by cancellation of all or a portion of any outstanding indebtedness, or by any combination thereof within 60 days after receipt of the Notice or in the manner and at the times set forth in the Notice.
(iv)Holder’s Right to Transfer. If any of the Shares proposed in the Notice to be sold or transferred to a given Proposed Transferee are both (A) not purchased by the Company and/or its assignee(s) as provided in this Section 3(a) and (B) approved by the
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Company to be sold or transferred, then the Holder may sell or otherwise transfer any such Shares to the applicable Proposed Transferee at the Purchase Price or at a higher price, provided that such sale or other transfer is consummated within 120 days after the date of the Notice; provided that any such sale or other transfer is also effected in accordance with the Bylaw Restrictions, the transfer restrictions set forth in the Plan and any Applicable Laws and the Proposed Transferee agrees in writing that the Plan, the Bylaw Restrictions, and the provisions of the Option Agreement and this Agreement, including this Section 3 and the waiver of statutory information rights in Section 8, shall continue to apply to the Shares in the hands of such Proposed Transferee. The Company, in consultation with its legal counsel, may require the Holder to provide an opinion of counsel evidencing compliance with Applicable Laws. If the Shares described in the Notice are not transferred to the Proposed Transferee within such period, or if the Holder proposes to change the price or other terms to make them more favorable to the Proposed Transferee, a new Notice shall be given to the Company, and the Company and/or its assignees shall again have the right to approve such transfer and be offered the Right of First Refusal.
(v)Exception for Certain Family Transfers. Anything to the contrary contained in this Section 3(a) notwithstanding, the transfer of any or all of the Shares during Holder’s lifetime or on Holder’s death by will or intestacy to Holder’s Immediate Family or a trust for the benefit of Holder’s Immediate Family shall be exempt from the provisions of this Section 3(a). “Immediate Family” as used herein shall mean lineal descendant or antecedent, spouse (or spouse’s antecedents), father, mother, brother or sister (or their descendants), stepchild (or their antecedents or descendants), aunt or uncle (or their antecedents or descendants), brother-in-law or sister-in-law (or their antecedents or descendants) and shall include adoptive relationships. In such case, the transferee or other recipient shall receive and hold the Shares so transferred subject to the provisions of the Plan, the Bylaw Restrictions, and the provisions of the Option Agreement and this Agreement, including this Section 3 and Section 8, and there shall be no further transfer of such Shares except in accordance with the terms of this Section 3, the Plan and the Bylaw Restrictions.
(b)Company’s Right to Purchase upon Involuntary Transfer. In the event of any transfer by operation of law or other involuntary transfer (including death or divorce, but excluding a transfer to Immediate Family as set forth in Section 3(a)(v) above) of all or a portion of the Shares by the record holder thereof, the Company shall have an option to purchase any or all of the Shares transferred at the Fair Market Value of the Shares on the date of transfer (as determined by the Company in its sole discretion). Upon such a transfer, the Holder shall promptly notify the Secretary of the Company of such transfer. The right to purchase such Shares shall be provided to the Company for a period of 30 days following receipt by the Company of written notice from the Holder.
(c)Assignment. The right of the Company to purchase any part of the Shares may be assigned in whole or in part to any holder or holders of capital stock of the Company or other persons or organizations.
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(d)Restrictions Binding on Transferees. All transferees of Shares or any interest therein will receive and hold such Shares or interest subject to the Plan, the Bylaw Restrictions, and the provisions of the Option Agreement and this Agreement, including, without limitation, Section 7 of the Option Agreement, Sections 3 and 8 of this Agreement and Section 12 of the Plan. Any sale or transfer of the Shares shall be void unless the provisions of this Agreement are satisfied.
(e)Termination of Rights. The transfer restrictions set forth in Section 3(a) above and Section 12 of the Plan, the Right of First Refusal granted the Company by Section 3(a) above and the option to repurchase the Shares in the event of an involuntary transfer granted the Company by Section 3(b) above shall terminate upon the first sale of Common Stock of the Company to the general public pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission under the Securities Act (other than a registration statement relating solely to the issuance of Common Stock pursuant to a business combination or an employee incentive or benefit plan) or any transfer or conversion of Shares made pursuant to a statutory merger or statutory consolidation of the Company with or into another corporation or corporations if the common stock of the surviving corporation or any direct or indirect parent corporation thereof is registered under the Exchange Act. Upon termination of such transfer restrictions, the Company will remove any stop-transfer notices referred to in Section 6(b) below and related to the restrictions in this Section 3 and a new stock certificate or, in the case of uncertificated securities, notice of issuance, for the Shares not repurchased shall be issued, on request, without the legend referred to in Section 6(a)(ii) below and delivered to Holder.
(f)Lock-Up Agreement. The lock-up provisions set forth in Section 7 of the Option Agreement shall apply to the Shares issued upon exercise of the Option hereunder and Purchaser reaffirms Purchaser’s obligations set forth therein.
4.Investment and Taxation Representations. In connection with the purchase of the Shares, Purchaser represents to the Company the following:
(a)Purchaser is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Shares. Purchaser is purchasing the Shares for investment for Purchaser’s own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act or under any applicable provision of state law. Purchaser does not have any present intention to transfer the Shares to any other person or entity.
(b)Purchaser understands that the Shares have not been registered under the Securities Act by reason of a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Purchaser’s investment intent as expressed herein.
(c)Purchaser further acknowledges and understands that the securities must be held indefinitely unless they are subsequently registered under the Securities Act or an
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exemption from such registration is available. Purchaser further acknowledges and understands that the Company is under no obligation to register the securities.
(d)Purchaser is familiar with the provisions of Rule 144, promulgated under the Securities Act, which, in substance, permits limited public resale of “restricted securities” acquired, directly or indirectly, from the issuer of the securities (or from an affiliate of such issuer), in a non-public offering subject to the satisfaction of certain conditions. Purchaser understands that the Company provides no assurances as to whether he or she will be able to resell any or all of the Shares pursuant to Rule 144, which rule requires, among other things, that the Company be subject to the reporting requirements of the Exchange Act, that resales of securities take place only after the holder of the Shares has held the Shares for certain specified time periods, and under certain circumstances, that resales of securities be limited in volume and take place only pursuant to brokered transactions. Notwithstanding this Section 4(d), Purchaser acknowledges and agrees to the restrictions set forth in Section 4(e) below.
(e)Purchaser further understands that in the event all of the applicable requirements of Rule 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rule 144 is not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk.
(f)Purchaser understands that Purchaser may suffer adverse tax consequences as a result of Purchaser’s purchase or disposition of the Shares. Purchaser represents that Purchaser has consulted any tax consultants Purchaser deems advisable in connection with the purchase or disposition of the Shares and that Purchaser is not relying on the Company for any tax advice.
5.Voting Provisions. As a condition precedent to entering into this Agreement, at the request of the Company, Purchaser shall become a party to any voting agreement to which the Company is a party at the time of Purchaser’s execution and delivery of this Agreement, as such voting agreement may be thereafter amended from time to time (the “Voting Agreement”), by executing an adoption agreement or counterpart signature page agreeing to be bound by and subject to the terms of the Voting Agreement and to vote the Shares in the capacity of a “Common Holder” and a “Stockholder,” as such terms may be defined in the Voting Agreement.
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6.Restrictive Legends and Stop-Transfer Orders.
(a)Legends. Any stock certificate or, in the case of uncertificated securities, notice of issuance, for the Shares shall bear the following legends (as well as any legends required by the Company or applicable state and federal corporate and securities laws):
(i)“THE SECURITIES REFERENCED HEREIN HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISTRIBUTION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL IN A FORM SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.”
(ii)“THE SECURITIES REFERENCED HEREIN MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF AN AGREEMENT BETWEEN THE COMPANY AND THE STOCKHOLDER, A COPY OF WHICH IS ON FILE WITH AND MAY BE OBTAINED FROM THE SECRETARY OF THE COMPANY AT NO CHARGE.”
(iii)“THE TRANSFER OF THE SECURITIES IS SUBJECT TO CERTAIN TRANSFER RESTRICTIONS SET FORTH IN THE COMPANY’S AMENDED AND RESTATED BYLAWS (AS AMENDED FROM TIME TO TIME) AND THE COMPANY’S STOCK PLAN, COPIES OF WHICH MAY BE OBTAINED UPON WRITTEN REQUEST TO THE COMPANY AT ITS PRINCIPAL PLACE OF BUSINESS. THE COMPANY SHALL NOT REGISTER OR OTHERWISE RECOGNIZE OR GIVE EFFECT TO ANY PURPORTED TRANSFER OF SECURITIES THAT DOES NOT COMPLY WITH SUCH TRANSFER RESTRICTIONS.”
(iv)Any legend required by the Voting Agreement, as applicable.
(b)Stop-Transfer Notices. Purchaser agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.
(c)Refusal to Transfer. The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or the Plan or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.
(d)Required Notices. Purchaser acknowledges that the Shares are issued and shall be held subject to all the provisions of this Section 6, the Certificate of Incorporation and the Bylaws of the Company and any amendments thereto, copies of which are on file at the
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principal office of the Company. A statement of all of the rights, preferences, privileges and restrictions granted to or imposed upon the respective classes and/or series of shares of stock of the Company and upon the holders thereof may be obtained by any stockholder upon request and without charge, at the principal office of the Company, and the Company will furnish any stockholder, upon request and without charge, a copy of such statement. Purchaser acknowledges that the provisions of this Section 6 shall constitute the notices required by Sections 151(f) and 202(a) of the Delaware General Corporation Law and the Purchaser hereby expressly waives the requirement of Section 151(f) of the Delaware General Corporation Law that it receive the written notice provided for in Sections 151(f) and 202(a) of the Delaware General Corporation Law within a reasonable time after the issuance of the Shares.
7.No Employment Rights. Nothing in this Agreement shall affect in any manner whatsoever the right or power of the Company, or a parent, subsidiary or affiliate of the Company, to terminate Purchaser’s employment or consulting relationship, for any reason, with or without cause.
8.Waiver of Statutory Information Rights. Purchaser acknowledges and understands that, but for the waiver made herein, Purchaser would be entitled, upon written demand under oath stating the purpose thereof, to inspect for any proper purpose, and to make copies and extracts from, the Company’s stock ledger, a list of its stockholders, and its other books and records, and the books and records of subsidiaries of the Company, if any, under the circumstances and in the manner provided in Section 220 of the General Corporation Law of Delaware (any and all such rights, and any and all such other rights of Purchaser as may be provided for in Section 220, the “Inspection Rights”). In light of the foregoing, until the first sale of Common Stock of the Company to the general public pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission under the Securities Act of 1933, as amended, Purchaser hereby unconditionally and irrevocably waives the Inspection Rights, whether such Inspection Rights would be exercised or pursued directly or indirectly pursuant to Section 220 or otherwise, and covenants and agrees never to directly or indirectly commence, voluntarily aid in any way, prosecute, assign, transfer, or cause to be commenced any claim, action, cause of action, or other proceeding to pursue or exercise the Inspection Rights. The foregoing waiver applies to the Inspection Rights of Purchaser in Purchaser’s capacity as a stockholder and shall not affect any rights of a director, in his or her capacity as such, under Section 220. The foregoing waiver shall not apply to any contractual inspection rights of Purchaser under any written agreement with the Company.
9.Miscellaneous.
(a)Governing Law. The validity, interpretation, construction and performance of this Agreement, and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the state of California, without giving effect to principles of conflicts of law. For purposes of litigating any dispute that may arise directly or indirectly from this Agreement, the parties hereby submit and consent to the exclusive jurisdiction of the state of California and
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agree that any such litigation shall be conducted only in the courts of California or the federal courts of the United States located in California and no other courts.
(b)Entire Agreement. This Agreement sets forth the entire agreement and understanding of the parties relating to the subject matter herein and supersedes all prior or contemporaneous discussions, understandings and agreements, whether oral or written, between them relating to the subject matter hereof. Notwithstanding the foregoing, in the event of a conflict between the terms and provisions of the Bylaws and the terms and provisions of this Agreement, the terms and provisions in the Bylaws shall prevail.
(c)Amendments and Waivers. No modification of or amendment to this Agreement, nor any waiver of any rights under this Agreement, shall be effective unless in writing signed by the parties to this Agreement. No delay or failure to require performance of any provision of this Agreement shall constitute a waiver of that provision as to that or any other instance.
(d)Successors and Assigns. Except as otherwise provided in this Agreement, this Agreement, and the rights and obligations of the parties hereunder, will be binding upon and inure to the benefit of their respective successors, assigns, heirs, executors, administrators and legal representatives. The Company may assign any of its rights and obligations under this Agreement. No other party to this Agreement may assign, whether voluntarily or by operation of law, any of its rights and obligations under this Agreement, except with the prior written consent of the Company.
(e)Notices. Any notice, demand or request required or permitted to be given under this Agreement shall be in writing and shall be deemed sufficient when delivered personally or by overnight courier or sent by email, or 48 hours after being deposited in the U.S. mail as certified or registered mail with postage prepaid, addressed to the party to be notified at such party’s address as set forth on the signature page, as subsequently modified by written notice, or if no address is specified on the signature page, at the most recent address set forth in the Company’s books and records.
(f)Severability. If one or more provisions of this Agreement are held to be unenforceable under Applicable Law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision shall be excluded from this Agreement, (ii) the balance of the Agreement shall be interpreted as if such provision were so excluded and (iii) the balance of the Agreement shall be enforceable in accordance with its terms.
(g)Construction. This Agreement is the result of negotiations between and has been reviewed by each of the parties hereto and their respective counsel, if any; accordingly, this Agreement shall be deemed to be the product of all of the parties hereto, and no ambiguity shall be construed in favor of or against any one of the parties hereto.
(h)Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, and all
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of which together shall constitute one and the same agreement. Execution of a facsimile copy will have the same force and effect as execution of an original, and a facsimile signature will be deemed an original and valid signature.
(i)Electronic Delivery. The Company may, in its sole discretion, decide to deliver any documents related to this Agreement or any notices required by applicable law or the Company’s Certificate of Incorporation or Bylaws by email or any other electronic means. Purchaser hereby consents to (i) conduct business electronically (ii) receive such documents and notices by such electronic delivery and (iii) sign documents electronically and agrees to participate through an on-line or electronic system established and maintained by the Company or a third party designated by the Company.
(j)California Corporate Securities Law. THE SALE OF THE SECURITIES WHICH ARE THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF THE SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO THE QUALIFICATION IS UNLAWFUL, UNLESS THE SALE OF SECURITIES IS EXEMPT FROM QUALIFICATION BY SECTION 25100, 25102 OR 25105 OF THE CALIFORNIA CORPORATIONS CODE. THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON THE QUALIFICATION BEING OBTAINED, UNLESS THE SALE IS SO EXEMPT.
[Signature Page Follows]
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The parties have executed this Exercise Agreement as of the date first set forth above.

THE COMPANY:

COINBASE GLOBAL, INC.

By:
(Signature)

Name:
Title:

PURCHASER:

(PRINT NAME)

(Signature)

Address:

Email:

I,_____, spouse of_____(“Purchaser”), have read and hereby approve the foregoing Agreement. In consideration of the Company’s granting my spouse the right to purchase the Shares as set forth in the Agreement, I hereby agree to be bound irrevocably by the Agreement and further agree that any community property or other such interest that I may have in the Shares shall hereby be similarly bound by the Agreement. I hereby appoint my spouse as my attorney-in-fact with respect to any amendment or exercise of any rights under the Agreement.

Spouse of Purchaser (if applicable)